UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	After starting out the year on a relatively strong note, equity markets sold off sharply in the second quarter as fears of a double-dip recession became more prevalent.

•

RS Large Cap Alpha VIP Series delivered negative absolute performance during this difficult period, but nonetheless outperformed both the benchmark Russell 1000® Value Index[3] and the broader S&P 500® Index[4]. The Fund’s outperformance versus the Russell 1000® Value was aided by stock selection, especially in the consumer discretionary sector. Investment selection and underweight positions in the consumer staples and producer durables sectors dampened relative returns.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength and direction of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Large Cap Alpha VIP Series declined 4.79% in the six-month period ended June 30, 2010, outperforming a 5.12% decline by the benchmark Russell 1000® Value Index. The Fund also outperformed the S&P 500® Index, which declined 6.65% for the period.

The Fund’s relative performance during this difficult period was aided by stock selection in the consumer discretionary sector, and especially by our investment in Hasbro, the world’s second largest toy company. Hasbro is in the early stages of extending its brand portfolio beyond traditional toys and into movies, television, video games, and mobile applications. We believe that this transition from toy maker to brand management and media company will result in larger, more consistent and diverse revenue streams, as well as higher margins and improved returns-on-capital.

Relative performance was also supported by several of our financial services holdings. These included Fidelity National Information Services, a provider of payments processing and banking technology solutions, and regional bank KeyCorp, which is starting to see its revenues and loan-loss provisions stabilize after several challenging years.

On a negative note, several of the Fund’s other financial services investments came under pressure, due in part to uncertainty over increased banking regulation and the implications of the European debt crisis. Detractors included bank holding company State Street Corporation, as well as online brokerage companies E*Trade Financial and TD Ameritrade.

Despite the recent downward pressure on financial services stocks, we view prospects for increased regulatory oversight favorably, to the extent that these changes protect consumers and discourage excessive risk-taking at the community and regional bank level. We also believe that improved regulation will serve to eradicate the more marginal, irrational lenders that engaged in behavior that negatively affected the credit markets. In turn, we expect this will serve to improve risk-adjusted returns for community and regional banks that possess solid underwriting standards and strong deposit franchises. As such, we have used the recent decline in financial services shares to consolidate capital around our highest conviction names, focusing on companies that we believe possess solid capital positions, stable and reliable funding sources, strong management teams, increasing returns on capital, and reduced downside risk over our three-year investment horizon.

Outlook

With the possibility of rising risk premiums, taxes, interest rates and inflation potentially increasing the market discount rate, we believe that markets could remain under pressure for some time. As business analysts, we enjoy fundamentally driven environments where company-specific structural changes and improvements in cash flows are the primary determinant of investment results and, as such, we will continue to seek out companies that we believe possess asymmetric risk-reward profiles and improving returns on invested capital.

3

RS LARGE CAP ALPHA VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics

Total Net Assets: $810,264,533

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Hasbro, Inc.	4.93%
Citigroup, Inc.	4.38%
Fidelity National Information Services, Inc.	4.31%
Praxair, Inc.	4.25%
Agilent Technologies, Inc.	3.98%
Martin Marietta Materials, Inc.	3.65%
Pfizer, Inc.	3.54%
Activision Blizzard, Inc.	3.54%
Merck & Co., Inc.	3.50%
Southwestern Energy Co.	3.41%
Total	39.49%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	-4.79%	15.25%	-5.48%	3.89%	-2.88%	10.07%
Russell 1000® Value Index[3]		-5.12%	16.92%	-12.32%	-1.64%	2.38%	10.72%
S&P 500® Index[4]		-6.65%	14.43%	-9.81%	-0.79%	-1.59%	10.02%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$952.10	$2.68	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.05	$2.78	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 98.8%
Asset Management & Custodian – 1.9%
State Street Corp.	448,050	$15,153,051

		15,153,051
Banks: Diversified – 5.7%
KeyCorp	3,015,200	23,186,888
Regions Financial Corp.	3,457,368	22,749,481

		45,936,369
Building Materials – 3.6%
Martin Marietta Materials, Inc.	348,474	29,554,080

		29,554,080
Chemicals: Specialty – 4.3%
Praxair, Inc.	453,077	34,429,321

		34,429,321
Computer Services, Software & Systems – 7.8%
Microsoft Corp.	722,877	16,633,400
Symantec Corp.(1)	1,688,700	23,439,156
Synopsys, Inc.(1)	1,104,422	23,049,287

		63,121,843
Consumer Services: Miscellaneous – 3.2%
eBay, Inc.(1)	1,321,170	25,908,144

		25,908,144
Diversified Financial Services – 4.4%
Citigroup, Inc.(1)	9,436,285	35,480,431

		35,480,431
Diversified Manufacturing Operations – 1.9%
Honeywell International, Inc.	403,355	15,742,946

		15,742,946
Diversified Materials & Processing – 1.8%
BHP Billiton Ltd., ADR	231,437	14,346,780

		14,346,780
Drug & Grocery Store Chains – 3.0%
CVS Caremark Corp.	834,330	24,462,556

		24,462,556
Electronic Entertainment – 3.5%
Activision Blizzard, Inc.	2,733,340	28,672,737

		28,672,737
Financial Data & Systems – 4.3%
Fidelity National Information Services, Inc.	1,303,578	34,961,962

		34,961,962
Gold – 1.4%
Goldcorp, Inc.	255,311	11,195,387

		11,195,387
Insurance: Life – 5.5%
Aflac, Inc.	531,078	22,661,098
Prudential Financial, Inc.	415,200	22,279,632

		44,940,730
Insurance: Multi-Line – 5.2%
Genworth Financial, Inc., Class A(1)	1,998,546	26,120,996
MetLife, Inc.	425,300	16,059,328

		42,180,324

June 30, 2010 (unaudited)	Shares	Value
Medical & Dental Instruments & Supplies – 2.6%
St. Jude Medical, Inc.(1)	575,797	$20,780,514

		20,780,514
Oil Well Equipment & Services – 2.6%
Schlumberger Ltd.	376,465	20,833,573

		20,833,573
Oil: Crude Producers – 11.1%
Canadian Natural Resources Ltd.	487,462	16,198,362
Occidental Petroleum Corp.	340,800	26,292,720
Southwestern Energy Co.(1)	714,032	27,590,197
Talisman Energy, Inc.	1,331,700	20,215,206

		90,296,485
Pharmaceuticals – 10.0%
Abbott Laboratories	517,800	24,222,684
Merck & Co., Inc.	810,421	28,340,422
Pfizer, Inc.	2,013,300	28,709,658

		81,272,764
Scientific Instruments: Gauges & Meters – 4.0%
Agilent Technologies, Inc.(1)	1,135,410	32,279,706

		32,279,706
Securities Brokerage & Services – 3.2%
E*TRADE Financial Corp.(1)	998,886	11,806,833
TD Ameritrade Holding Corp.(1)	897,611	13,733,448

		25,540,281
Specialty Retail – 2.9%
Advance Auto Parts, Inc.	461,839	23,175,081

		23,175,081
Toys – 4.9%
Hasbro, Inc.	971,292	39,920,101

		39,920,101
Total Common Stocks (Cost $754,636,166)		800,185,166

	Principal Amount	Value
Repurchase Agreements – 1.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $12,570,000, due 7/1/2010(2)	$12,570,000	12,570,000
Total Repurchase Agreements (Cost $12,570,000)		12,570,000
Total Investments - 100.3% (Cost $767,206,166)		812,755,166
Other Liabilities, Net - (0.3)%		(2,490,633)
Total Net Assets - 100.0%		$810,264,533

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.375%	11/15/2039	$12,821,463

Legend:

ADR — American Depositary Receipt.

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$800,185,166	$—	$—	$800,185,166
Repurchase Agreements	—	12,570,000	—	12,570,000
Total	$800,185,166	$12,570,000	$—	$812,755,166

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$812,755,166
Cash and cash equivalents	939
Foreign currency, at value	132,914
Dividends receivable	612,477
Receivable for fund shares subscribed	126,725

Total Assets	813,628,221

Liabilities
Payable for investments purchased	2,659,068
Payable to adviser	353,062
Payable for fund shares redeemed	244,606
Accrued trustees’ fees	9,893
Accrued expenses/other liabilities	97,059

Total Liabilities	3,363,688

Total Net Assets	$810,264,533

Net Assets Consist of:
Paid-in capital	$1,127,765,355
Accumulated undistributed net investment income	7,537,783
Accumulated net realized loss from investments and foreign currency transactions	(370,585,769)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	45,547,164

Total Net Assets	$810,264,533

Investments, at Cost	$767,206,166

Foreign Currency, at Cost	$134,047

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	25,615,744
Net Asset Value Per Share	$31.63

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$5,528,391
Interest	3,105
Withholding taxes on foreign dividends	(39,826)

Total Investment Income	5,491,670

Expenses
Investment advisory fees	2,217,178
Administrative service fees	65,454
Professional fees	52,670
Custodian fees	48,149
Trustees’ fees	21,968
Other expenses	52,123

Total Expenses	2,457,542

Less: Custody credits	(8)

Total Expenses, Net	2,457,534

Net Investment Income	3,034,136

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	59,584,852
Net realized loss from foreign currency transactions	(1,181)
Net change in unrealized appreciation/depreciation on investments	(102,470,248)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(2,403)

Net Loss on Investments and Foreign Currency Transactions	(42,888,980)

Net Decrease in Net Assets Resulting from Operations	$(39,854,844)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$3,034,136	$9,499,941
Net realized gain/(loss) from investments and foreign currency transactions	59,583,671	(145,581,341)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(102,472,651)	308,451,406

Net Increase/(Decrease) in Net Assets Resulting from Operations	(39,854,844)	172,370,006

Distributions to Shareholders
Net investment income	—	(1,415,863)

Total Distributions	—	(1,415,863)

Capital Share Transactions
Proceeds from sales of shares	32,754,638	102,840,231
Reinvestment of distributions	—	1,415,863
Cost of shares redeemed	(64,033,729)	(95,835,364)
Proceeds from shares issued upon merger[1]	—	33,778,753

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(31,279,091)	42,199,483

Net Increase/(Decrease) in Net Assets	(71,133,935)	213,153,626

Net Assets
Beginning of period	881,398,468	668,244,842

End of period	$810,264,533	$881,398,468

Accumulated Undistributed Net Investment Income Included in Net Assets	$7,537,783	$4,503,647

Other Information:
Shares
Sold	950,796	3,689,945
Reinvested	—	43,740
Redeemed	(1,870,214)	(3,370,851)
Issued upon merger[1]	—	1,048,704

Net Increase/(Decrease)	(919,418)	1,411,538

[1]	RS Large Cap Value VIP Series merged with RS Large Cap Alpha VIP Series on November 30, 2009.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$33.22	$0.12	$(1.71)	$(1.59)	$—	$—	$—
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)
Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)
Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$31.63	(4.79)%	$810,265	0.55%	0.55%	0.68%	0.68%	44%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%
33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%
29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$1,415,863

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$7,433,968	$(3,794,360)	$(3,639,608)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$4,503,647

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2010	$164,731,575
2011	95,938,938
2015	136,244
2016	8,489,366
2017	157,508,768

Total	$426,804,891	*

*	As of December 31, 2009, the Fund, as the successor of a merger, has capital loss carryovers of $6,859,689 subject to certain limitations on availability to offset future capital gains, if any.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was

$767,563,191. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $72,669,743 and $(27,477,768), respectively, resulting in net unrealized appreciation of $45,191,975.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $373,983,431 and $382,104,365, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

17

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

23

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

•

The stock market delivered negative performance in the first half of 2010, as investor optimism over prospects for a global economic recovery was dampened by the European debt crisis and continued constraints on U.S. consumer spending.

•

RS Small Cap Growth Equity VIP Series experienced a small decline for the six-month period, but outperformed the Russell 2000® Growth Index[3]. Relative performance was supported by stock selection in the technology, health care, and energy sectors. Stock selection in the producer durables sector weighed on relative results.

•

We continue to rely on a team-based investment approach that works to identify well-managed, smaller cap companies that combine favorable long-term secular growth trends with some catalyst for medium-term expansion.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news, especially in technology sector, as well as by signs that the recovery was gaining traction despite the persistently high unemployment rate. In the second quarter, however, investors began to reassess their optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe, where policymakers contemplated austerity measures that might hamper the pace of economic recovery. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series declined 2.14% over the six-month period ending June 30, 2010, but outperformed the benchmark Russell 2000® Growth Index, which returned -2.31%.

The Fund’s relative performance was supported by investments in several emerging technology companies that are capitalizing on increased enterprise demand for enhanced data networking and storage capabilities. Positive contributors included Isilon Systems, a maker of storage systems that accommodate large data files, and LogMeIn, which sells software and mobile device applications that enable users to remotely access their work- and home-based computers.

Despite a difficult environment for energy stocks, two of the Fund’s individual energy holdings gained ground. These were independent oil and gas exploration firm Concho Resources and Core Laboratories, a company that provides reservoir description and management services that are critical to planning for the safe and efficient recovery of well resources.

Our results also benefited from our investment in Portfolio Recovery Associates, a financial services company that purchases credit card debt and other delinquent receivables for pennies on the dollar and then applies its proven collection techniques to recover payment.

On a negative note, relative performance was hurt by stock selection in the producer durables sector, where a number of our holdings were pressured by concerns over weakening global economic trends. Detractors included Telvent GIT, a provider of business integration software and infrastructure management services, and Dynamex, a company that provides same-day delivery and logistics services in the United States and Canada.

Relative performance was also held back by our investment in RehabCare, a provider of out-patient rehabilitation services. Our interest in RehabCare reflects our focus on health care companies that are improving patient outcomes by providing cost-effective treatments outside of the hospital setting. Unfortunately, the company has faced concerns over reduced Medicare and Medicaid reimbursement rates for some of its therapy services.

Outlook

We believe that global economic uncertainty could create volatility within the equity markets in the near-term. However, we continue to focus on our fundamental, bottom-up investment process to uncover companies with competitive advantages and sustainable growth potential that we believe can perform well regardless of the underlying macroeconomic environment.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics

Total Net Assets: $90,726,427

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	% of Total Net Assets
Concho Resources, Inc.	2.14%
Advanced Energy Industries, Inc.	2.04%
GSI Commerce, Inc.	1.87%
Medidata Solutions, Inc.	1.80%
HEICO Corp., Class A	1.59%
The Scotts Miracle-Gro Co., Class A	1.58%
P.F. Chang’s China Bistro, Inc.	1.54%
ICON PLC, ADR	1.51%
Align Technology, Inc.	1.50%
Dril-Quip, Inc.	1.47%
Total	17.04%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update

Average Annual Returns as of 6/30/10

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	-2.14%	21.89%	-6.47%	2.22%	1.80%	6.50%
Russell 2000® Growth Index[3]		-2.31%	17.96%	-7.54%	1.14%	-1.72%	3.41%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series and in the Russell 2000® Growth and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$978.60	$4.26	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.49	$4.35	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 96.3%
Aerospace – 2.8%
HEICO Corp., Class A	53,452	$1,440,531
Orbital Sciences Corp.(1)	69,700	1,099,169

		2,539,700
Back Office Support, HR, And Consulting – 3.4%
ICF International, Inc.(1)	54,300	1,299,399
On Assignment, Inc.(1)	158,617	797,844
Robert Half International, Inc.	41,500	977,325

		3,074,568
Banks: Diversified – 2.0%
First Financial Bancorp	58,980	881,751
IBERIABANK Corp.	17,600	906,048

		1,787,799
Beverage: Soft Drinks – 1.0%
Peet’s Coffee & Tea, Inc.(1)	23,194	910,828

		910,828
Biotechnology – 4.9%
Halozyme Therapeutics, Inc.(1)	141,581	996,730
Nektar Therapeutics(1)	85,500	1,034,550
Pharmasset, Inc.(1)	22,300	609,682
Savient Pharmaceuticals, Inc.(1)	70,500	888,300
Seattle Genetics, Inc.(1)	79,300	950,807

		4,480,069
Casinos & Gambling – 0.9%
WMS Industries, Inc.(1)	21,243	833,788

		833,788
Commercial Services – 0.9%
Aegean Marine Petroleum Network, Inc.	40,500	809,190

		809,190
Communications Technology – 1.6%
Emulex Corp.(1)	55,300	507,654
Oclaro, Inc.(1)	86,472	958,975

		1,466,629
Computer Services, Software & Systems – 13.5%
comScore, Inc.(1)	67,687	1,114,805
Concur Technologies, Inc.(1)	17,100	729,828
Digital River, Inc.(1)	47,665	1,139,670
Dynavox, Inc., Class A(1)	72,700	1,163,927
Gartner, Inc.(1)	53,500	1,243,875
Informatica Corp.(1)	47,040	1,123,315
Internet Brands, Inc., Class A(1)	115,000	1,187,950
LogMeIn, Inc.(1)	45,300	1,188,219
Rackspace Hosting, Inc.(1)	57,100	1,047,214
The Ultimate Software Group, Inc.(1)	34,500	1,133,670
VeriFone Systems, Inc.(1)	59,794	1,131,900

		12,204,373
Computer Technology – 0.9%
Isilon Systems, Inc.(1)	65,295	838,388

		838,388

June 30, 2010 (unaudited)	Shares	Value
Consumer Electronics – 0.6%
TiVo, Inc.(1)	78,816	$581,662

		581,662
Consumer Lending – 1.1%
Portfolio Recovery Associates, Inc.(1)	14,852	991,817

		991,817
Consumer Services: Miscellaneous – 1.3%
Ancestry.com, Inc.(1)	66,900	1,178,778

		1,178,778
Diversified Retail – 1.9%
GSI Commerce, Inc.(1)	59,029	1,700,035

		1,700,035
Education Services – 1.3%
American Public Education, Inc.(1)	26,196	1,144,765

		1,144,765
Engineering & Contracting Services – 1.1%
Aecom Technology Corp.(1)	41,900	966,214

		966,214
Fertilizers – 1.6%
The Scotts Miracle-Gro Co., Class A	32,200	1,430,002

		1,430,002
Financial Data & Systems – 1.0%
Wright Express Corp.(1)	29,000	861,300

		861,300
Foods – 2.5%
Diamond Foods, Inc.	30,900	1,269,990
Dole Food Co., Inc.(1)	93,500	975,205

		2,245,195
Health Care Services – 7.9%
Accretive Health, Inc.(1)	32,400	428,652
Gentiva Health Services, Inc.(1)	17,500	472,675
HMS Holdings Corp.(1)	24,600	1,333,812
ICON PLC, ADR(1)	47,400	1,369,386
Medidata Solutions, Inc.(1)	105,500	1,634,195
RehabCare Group, Inc.(1)	46,823	1,019,805
SXC Health Solutions Corp.(1)	12,800	937,600

		7,196,125
Insurance: Property-Casualty – 1.1%
Tower Group, Inc.	44,557	959,312

		959,312
Machinery: Industrial – 1.2%
Gardner Denver, Inc.	24,300	1,083,537

		1,083,537
Medical & Dental Instruments & Supplies – 4.4%
Align Technology, Inc.(1)	91,800	1,365,066
Insulet Corp.(1)	52,741	793,752
Volcano Corp.(1)	44,026	960,647
West Pharmaceutical Services, Inc.	24,300	886,707

		4,006,172

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Medical Equipment – 3.6%
Accuray, Inc.(1)	144,236	$956,284
Dexcom, Inc.(1)	66,507	768,821
Vital Images, Inc.(1)	68,961	879,253
Zoll Medical Corp.(1)	23,900	647,690

		3,252,048
Metals & Minerals: Diversified – 0.8%
Thompson Creek Metals Co., Inc.(1)	81,751	709,599

		709,599
Oil Well Equipment & Services – 3.8%
Complete Production Services, Inc.(1)	56,900	813,670
Core Laboratories N.V.	8,851	1,306,496
Dril-Quip, Inc.(1)	30,310	1,334,246

		3,454,412
Oil: Crude Producers – 2.8%
Comstock Resources, Inc.(1)	21,429	594,012
Concho Resources, Inc.(1)	35,100	1,942,083

		2,536,095
Pharmaceuticals – 3.7%
BioMarin Pharmaceutical, Inc.(1)	60,813	1,153,015
Eurand N.V.(1)	108,200	1,048,458
Salix Pharmaceuticals Ltd.(1)	30,000	1,170,900

		3,372,373
Power Transmission Equipment – 2.0%
Advanced Energy Industries, Inc.(1)	150,685	1,851,919

		1,851,919
Printing and Copying Services – 0.9%
VistaPrint N.V.(1)	18,025	856,007

		856,007
Producer Durables: Miscellaneous – 1.0%
BE Aerospace, Inc.(1)	34,100	867,163

		867,163
Restaurants – 2.7%
BJ’s Restaurants, Inc.(1)	45,848	1,082,013
P.F. Chang’s China Bistro, Inc.	35,169	1,394,451

		2,476,464
Scientific Instruments: Electrical – 0.9%
GrafTech International Ltd.(1)	57,600	842,112

		842,112
Scientific Instruments: Gauges & Meters – 0.8%
Itron, Inc.(1)	11,000	680,020

		680,020
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	67,018	924,178

		924,178
Semiconductors & Components – 2.4%
Atheros Communications(1)	14,700	404,838
Cavium Networks, Inc.(1)	29,800	780,462

June 30, 2010 (unaudited)	Shares	Value
Semiconductors & Components (continued)
Netlogic Microsystems, Inc.(1)	28,638	$778,954
O2Micro International Ltd., ADR(1)	42,808	254,279

		2,218,533
Specialty Retail – 3.1%
Lumber Liquidators Holdings, Inc.(1)	35,658	831,901
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	41,100	972,426
Zumiez, Inc.(1)	65,364	1,053,014

		2,857,341
Textiles, Apparel & Shoes – 2.9%
Guess?, Inc.	31,300	977,812
Lululemon Athletica, Inc.(1)	23,600	878,392
Under Armour, Inc., Class A(1)	24,425	809,200

		2,665,404
Transportation: Miscellaneous – 0.9%
Dynamex, Inc.(1)	69,300	845,460

		845,460
Truckers – 2.8%
Landstar System, Inc.	23,200	904,568
Marten Transport Ltd.(1)	30,996	644,097
Roadrunner Transportation Systems, Inc.(1)	68,200	969,122

		2,517,787
Utilities: Telecommunications – 1.3%
j2 Global Communications, Inc.(1)	52,234	1,140,791

		1,140,791
Total Common Stocks (Cost $79,066,852)		87,357,952

	Principal Amount	Value
Repurchase Agreements – 4.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $3,732,000, due 7/1/2010(2)	$3,732,000	3,732,000
Total Repurchase Agreements (Cost $3,732,000)		3,732,000
Total Investments - 100.4% (Cost $82,798,852)		91,089,952
Other Liabilities, Net - (0.4)%		(363,525)
Total Net Assets - 100.0%		$90,726,427

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.375%	11/15/2039	$3,811,932

Legend:

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$87,357,952	$—	$—	$87,357,952
Repurchase Agreements	—	3,732,000	—	3,732,000
Total	$87,357,952	$3,732,000	$—	$91,089,952

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$91,089,952
Cash and cash equivalents	93
Receivable for investments sold	51,893
Dividends receivable	11,492
Receivable for fund shares subscribed	3,468

Total Assets	91,156,898

Liabilities
Payable for investments purchased	301,108
Payable to adviser	58,112
Payable for fund shares redeemed	52,370
Accrued trustees’ fees	1,083
Accrued expenses/other liabilities	17,798

Total Liabilities	430,471

Total Net Assets	$90,726,427

Net Assets Consist of:
Paid-in capital	$117,791,726
Accumulated net investment loss	(361,145)
Accumulated net realized loss from investments	(34,995,254)
Net unrealized appreciation on investments	8,291,100

Total Net Assets	$90,726,427

Investments, at Cost	$82,798,852

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	9,000,348
Net Asset Value Per Share	$10.08

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$103,192
Interest	469
Withholding taxes on foreign dividends	(356)

Total Investment Income	103,305

Expenses
Investment advisory fees	401,528
Professional fees	19,086
Custodian fees	18,561
Administrative service fees	8,064
Shareholder reports	7,861
Trustees’ fees	2,695
Other expenses	6,657

Total Expenses	464,452

Less: Custody credits	(2)

Total Expenses, Net	464,450

Net Investment Loss	(361,145)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	16,729,498
Net change in unrealized appreciation/depreciation on investments	(16,439,762)

Net Gain on Investments	289,736

Net Decrease in Net Assets Resulting from Operations	$(71,409)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(361,145)	$(320,009)
Net realized gain/(loss) from investments	16,729,498	(8,926,601)
Net change in unrealized appreciation/depreciation on investments	(16,439,762)	41,498,637

Net Increase/(Decrease) in Net Assets Resulting from Operations	(71,409)	32,252,027

Capital Share Transactions
Proceeds from sales of shares	3,505,511	8,448,951
Cost of shares redeemed	(30,878,283)	(11,469,290)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(27,372,772)	(3,020,339)

Net Increase/(Decrease) in Net Assets	(27,444,181)	29,231,688

Net Assets
Beginning of period	118,170,608	88,938,920

End of period	$90,726,427	$118,170,608

Accumulated Net Investment Loss Included in Net Assets	$(361,145)	$—

Other Information:
Shares
Sold	325,971	1,047,454
Redeemed	(2,795,822)	(1,419,770)

Net Decrease	(2,469,851)	(372,316)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Returns of Capital	Total Distributions
Six Months Ended 6/30/10[1]	$10.30	$(0.04)	$(0.18)	$(0.22)	$—	$—	$—	$—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)
Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)
Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	—	(1.47)
Year Ended 12/31/05	17.22	0.04	(0.08)	(0.04)	(0.04)	(3.01)	—	(3.05)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$10.08	(2.14)%	$90,726	0.87%	0.87%	(0.67)%	(0.67)%	59%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%
11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%
15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%
14.13	0.16%	239,079	0.84%	0.84%	0.24%	0.24%	133%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (unaudited)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (unaudited)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (unaudited)

the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State

Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (unaudited)

accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$297,457	$328,073	$(625,530)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$25,146,281
2017	26,225,392

Total	$51,371,673

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $83,087,139. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $12,572,119 and $(4,569,306), respectively, resulting in net unrealized appreciation of $8,002,813.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $60,160,919 and $86,327,773, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

24

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Partners VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS PARTNERS VIP SERIES

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Partners VIP Series Commentary

Highlights

•

After starting out the year on a strong note, equity markets lost ground during the second quarter of 2010 as concerns over the sustainability of the global economic recovery dampened investor appetites for risk.

•	Against this backdrop, RS Partners VIP Series declined on an absolute basis and slightly underperformed the benchmark Russell 2000® Value Index[3] .

•

Stock selection in the financial services sector was the largest detractor from relative performance, while selection in the materials, consumer discretionary, and energy sectors aided relative performance.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength and direction of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Partners VIP Series declined 1.74% in the six-month period ended June 30, 2010, while the benchmark Russell 2000® Value Index declined 1.64%.

Several of the Fund’s financial services holdings failed to escape a broad-based decline during the second quarter. Detractors included mortgage insurance provider MGIC Investment Corp. and electronic payments provider Euronet, which traded down on concerns related to the European debt crisis. Global economic uncertainty also overshadowed shares of Scientific Games, a provider of technology that supports lotteries and other gaming activities.

Stock selection in the health care sector also hurt relative performance, due in part to our investment in Myriad Genetics, a maker of molecular diagnostic products, including the leading genetic test for breast and ovarian cancer. The company faced concerns over its recent disappointing revenue performance, as well as questions over insurance reimbursement rates for some of its diagnostic procedures. Magellan Health Services, a provider of managed health care services, also detracted from relative performance.

On a positive note, one of the Fund’s strongest individual contributors for the period was Coinstar, a company that manages self-service consumer vending machines and kiosks. The company continues to reach out to new market segments through its popular Redbox movie rental kiosks, offering an affordable and convenient entertainment option to consumers by renting DVDs for $1 per day. Despite the strong contribution of this investment, we remain cautious regarding more discretionary consumer-related businesses, given our concerns over high levels of unemployment, depressed home values, and increased savings rates.

Relative performance was also supported by the Fund’s stock selection in the materials sector, where gold mining company New Gold has benefited from improving revenue growth and its continued cost cutting efforts. The Fund also benefited from our investment in independent oil and gas exploration firm Concho Resources, which gained ground despite a difficult period for energy shares.

Other positive contributors included electronics payments processing software provider ACI Worldwide and Milwaukee-based regional banking company Marshall & Ilsley Corporation, owner of the M&I Bank. Over the past year, the Fund’s exposure to banking shares has steadily increased as we have become more positive on the sector. We seek to identify banking companies with solid capital positions, stable and reliable funding sources, proven management teams, and increasing returns-on-capital.

Outlook

We believe that we are in a period of protracted volatility as the markets continue to grapple with a variety of

3

RS PARTNERS VIP SERIES

issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. As a result, we remain cautious with respect to the levels of financial and operational leverage that we will tolerate within our portfolio companies and remain committed to our bottom-up, risk-managed investment approach, seeking to uncover promising investments that meet our stringent requirements.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

4

RS PARTNERS VIP SERIES

Characteristics

Total Net Assets: $13,339,953

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
First Horizon National Corp.	3.59%
Jack Henry & Associates, Inc.	3.51%
ACI Worldwide, Inc.	3.50%
Associated Banc-Corp	3.47%
Coinstar, Inc.	3.24%
The Cooper Cos., Inc.	3.14%
BorgWarner, Inc.	3.10%
Compass Minerals International, Inc.	3.05%
Atmel Corp.	3.04%
Denbury Resources, Inc.	2.98%
Total	32.62%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS PARTNERS VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Partners VIP Series	2/3/03	-1.74%	18.33%	-7.17%	0.38%	6.76%
Russell 2000® Value Index[3]		-1.64%	25.07%	-9.85%	-0.51%	8.37%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 2/3/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$982.60	$6.95	1.41%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,017.78	$7.07	1.41%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 93.4%
Auto Parts – 3.1%
BorgWarner, Inc.(1)	11,069	$413,316

		413,316
Banks: Diversified – 16.6%
Associated Banc-Corp	37,774	463,109
Commerce Bancshares, Inc.	8,193	294,866
First Financial Bancorp	9,407	140,635
First Horizon National Corp.(1)	41,817	478,809
Marshall & Ilsley Corp.	43,520	312,473
Susquehanna Bancshares, Inc.	29,411	244,994
Whitney Holding Corp.	30,720	284,160

		2,219,046
Biotechnology – 2.9%
Myriad Genetics, Inc.(1)	25,632	383,198

		383,198
Communications Technology – 2.8%
Comverse Technology, Inc.(1)	47,202	368,176

		368,176
Computer Services, Software & Systems – 3.5%
ACI Worldwide, Inc.(1)	24,013	467,533

		467,533
Consumer Lending – 3.7%
MGIC Investment Corp.(1)	41,841	288,285
MoneyGram International, Inc.(1)	83,823	205,366

		493,651
Consumer Services: Miscellaneous – 4.2%
Coinstar, Inc.(1)	10,055	432,063
KAR Auction Services, Inc.(1)	10,543	130,417

		562,480
Education Services – 3.2%
Career Education Corp.(1)	11,508	264,914
Corinthian Colleges, Inc.(1)	16,900	166,465

		431,379
Entertainment – 2.1%
Live Nation Entertainment, Inc.(1)	27,350	285,808

		285,808
Financial Data & Systems – 6.9%
Broadridge Financial Solutions, Inc.	7,334	139,713
Euronet Worldwide, Inc.(1)	24,082	308,009
Jack Henry & Associates, Inc.	19,581	467,594

		915,316
Foods – 2.0%
NBTY, Inc.(1)	7,637	259,734

		259,734
Health Care Management Services – 2.1%
Magellan Health Services, Inc.(1)	7,850	285,112

		285,112

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Insurance: Life – 5.0%
StanCorp Financial Group, Inc.		9,103	$369,036
Torchmark Corp.		6,093	301,664

			670,700
Insurance: Multi-Line – 1.0%
eHealth, Inc.(1)		11,635	132,290

			132,290
Insurance: Property-Casualty – 2.2%
Genworth MI Canada, Inc.	CAD	13,670	298,171

			298,171
Medical & Dental Instruments & Supplies – 3.1%
The Cooper Cos., Inc.		10,511	418,233

			418,233
Medical Equipment – 2.1%
Dionex Corp.(1)		3,701	275,576

			275,576
Metals & Minerals: Diversified – 3.0%
Compass Minerals International, Inc.		5,781	406,289

			406,289
Oil Well Equipment & Services – 2.2%
Key Energy Services, Inc.(1)		31,285	287,196

			287,196
Oil: Crude Producers – 5.5%
Concho Resources, Inc.(1)		5,994	331,648
Denbury Resources, Inc.(1)		27,177	397,871

			729,519
Precious Metals & Minerals – 2.5%
New Gold, Inc.(1)		53,690	332,341

			332,341
Production Technology Equipment – 2.5%
FEI Co.(1)		17,143	337,889

			337,889
Securities Brokerage & Services – 4.5%
MF Global Holdings Ltd.(1)		61,226	349,600
optionsXpress Holdings, Inc.(1)		16,136	253,981

			603,581
Semiconductors & Components – 3.0%
Atmel Corp.(1)		84,433	405,278

			405,278
Specialty Retail – 1.3%
GameStop Corp., Class A(1)		8,979	168,715

			168,715
Utilities: Miscellaneous – 2.4%
Calpine Corp.(1)		24,680	313,930

			313,930
Total Common Stocks (Cost $11,668,645)			12,464,457

8	The accompanying notes are an integral part of these financial statements.

RS PARTNERS VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 9.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 6/30/2010, maturity value of $1,317,000, due 7/1/2010(2)	$1,317,000	$1,317,000
Total Repurchase Agreements (Cost $1,317,000)		1,317,000
Total Investments - 103.3% (Cost $12,985,645)		13,781,457
Other Liabilities, Net - (3.3)%		(441,504)
Total Net Assets - 100.0%		$13,339,953

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	4/30/2015	$1,347,318

Legend:

Foreign-Denominated Security

    CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$12,464,457	$—	$—	$12,464,457
Repurchase Agreements	—	1,317,000	—	1,317,000
Total	$12,464,457	$1,317,000	$—	$13,781,457

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$13,781,457
Cash and cash equivalents	220
Receivable for fund shares subscribed	6,350
Dividends receivable	3,189

Total Assets	13,791,216

Liabilities
Payable for investments purchased	397,681
Payable for fund shares redeemed	23,007
Payable to adviser	11,837
Accrued trustees’ fees	187
Accrued expenses/other liabilities	18,551

Total Liabilities	451,263

Total Net Assets	$13,339,953

Net Assets Consist of:
Paid-in capital	$16,933,483
Accumulated net investment loss	(88,718)
Accumulated net realized loss from investments and foreign currency transactions	(4,300,624)
Net unrealized appreciation on investments	795,812

Total Net Assets	$13,339,953

Investments, at Cost	$12,985,645

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,386,757
Net Asset Value Per Share	$9.62

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$30,232
Interest	165
Withholding taxes on foreign dividends	(866)

Total Investment Income	29,531

Expenses
Investment advisory fees	83,628
Professional fees	13,759
Custodian fees	13,349
Shareholder reports	5,125
Administrative service fees	1,214
Trustees’ fees	425
Other expenses	749

Total Expenses	118,249

Net Investment Loss	(88,718)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	1,765,475
Net realized gain from foreign currency transactions	240
Net change in unrealized appreciation/depreciation on investments	(1,436,604)

Net Gain on Investments and Foreign Currency Transactions	329,111

Net Increase in Net Assets Resulting from Operations	$240,393

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(88,718)	$(76,599)
Net realized gain/(loss) from investments and foreign currency transactions	1,765,715	(4,932,654)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(1,436,604)	9,444,248

Net Increase in Net Assets Resulting from Operations	240,393	4,434,995

Capital Share Transactions
Proceeds from sales of shares	3,881,731	2,600,002
Cost of shares redeemed	(7,520,139)	(5,395,221)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,638,408)	(2,795,219)

Net Increase/(Decrease) in Net Assets	(3,398,015)	1,639,776

Net Assets
Beginning of period	16,737,968	15,098,192

End of period	$13,339,953	$16,737,968

Accumulated Net Investment Loss Included in Net Assets	$(88,718)	$—

Other Information:
Shares
Sold	363,397	307,848
Redeemed	(685,978)	(753,233)

Net Decrease	(322,581)	(445,385)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$9.79	$(0.06)	$(0.11)	$(0.17)	$—	$—	$—
Year Ended 12/31/09	7.01	(0.05)	2.83	2.78	—	—	—
Year Ended 12/31/08	10.95	(0.03)	(3.71)	(3.74)	—	(0.20)	(0.20)
Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)
Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)
Year Ended 12/31/05	13.97	0.02	0.57	0.59	(0.02)	(1.53)	(1.55)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$9.62	(1.74)%	$13,340	1.41%	1.41%	(1.06)%	(1.06)%	45%
9.79	39.66%	16,738	1.36%	1.47%	(0.54)%	(0.65)%	72%
7.01	(34.00)%	15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%
10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%
11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%
13.01	4.22%	24,403	1.41%	1.41%	0.10%	0.10%	97%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars.

15

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State

Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/10	Average Borrowing*	Average Interest Rate*
$—	$3,393,468	1.50%

*	For the six months ended June 30, 2010, based on the number of days borrowings were outstanding.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(69,997)	$77,647	$(7,650)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$219,104
2017	5,436,501
Total	$5,655,605

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $13,189,570. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $1,363,904 and $(772,017), respectively, resulting in net unrealized appreciation of $591,887.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $6,951,813 and $10,562,952, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

22

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS S&P 500 Index VIP Series Commentary

Highlights

•

After starting out the year on a strong note, the Standard & Poor’s 500® Composite Index (the “S&P 500® Index”)[1] experienced renewed downward volatility in the second quarter as weaker-than-expected earnings news and concerns over the European debt crisis dampened investor appetites for risk.

•

RS S&P 500 Index VIP Series slightly underperformed its benchmark, the S&P 500® Index, for the six-month period ended June 30, 2010. The difference in performance is primarily due to the fact that, unlike the Fund, the index does not incur fees and expenses.

•

In managing RS S&P 500 Index VIP Series, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining close to fully invested in stocks and keeping trading costs to a minimum.

Market Overview

Equity markets remained volatile in the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, assisted by positive corporate earnings news and optimism over the course of the economic recovery. Later in the second quarter, however, investors began to reassess this optimism as homes sales weakened after a popular homebuyer tax credit expired, while payroll employment declined again in June once Census workers completed their contracts. Adding to economic concerns were signs of slowing economic growth in China and a deepening sovereign debt crisis in Europe. Closer to home, the oil spill in the Gulf of Mexico and the resulting moratorium on deep water drilling created uncertainty for many energy and construction-related stocks. Against this backdrop, risk-averse investors sought safety in the Treasury bond market, as most major equity market indices ended the six-month period in negative territory.

Fund Performance Overview

RS S&P 500 Index VIP Series returned -6.68% for the six-month period ended June 30, 2010. The Fund’s benchmark, the S&P 500® Index, returned -6.65% over the same period. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

Due to the broad-based second quarter sell-off in the equity market, no sectors of the S&P 500® Index generated positive returns for the six-month period. The worst performing sectors were materials and energy.

After averaging 14.48% in the first quarter, volatility in the S&P 500® Index increased substantially to average 25.46% in the second quarter, ending a run of five consecutive quarterly declines.

Outlook

We caution that the S&P 500® Index could remain volatile in the near-term as investors continue to digest economic news and try to assess the durability of the global economic recovery. In this environment, we will continue to manage the portfolio to track the S&P 500® Index, while aiming to be fully invested in stocks and keeping trading costs to a minimum.

There is no assurance that the Fund will track the performance of the S&P 500®Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2010.

3

RS S&P 500 INDEX VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

4

RS S&P 500 INDEX VIP SERIES

Total Net Assets: $94,104,028

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.02%
Apple, Inc.	2.37%
Microsoft Corp.	1.82%
The Procter & Gamble Co.	1.79%
Johnson & Johnson	1.69%
International Business Machines Corp.	1.64%
General Electric Co.	1.60%
JPMorgan Chase & Co.	1.51%
Bank of America Corp.	1.49%
AT&T, Inc.	1.48%
Total	18.41%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS S&P 500 INDEX VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year- to- Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	-6.68%	14.14%	-10.00%	-1.04%	-1.77%	-1.12%
S&P 500® Index[1]		-6.65%	14.43%	-9.81%	-0.79%	-1.59%	-0.91%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$933.20	$1.34	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.40	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 96.5%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,990	$102,557
The Interpublic Group of Companies, Inc.(1)	4,772	34,024

		136,581
Aerospace – 2.3%
FLIR Systems, Inc.(1)	1,496	43,519
General Dynamics Corp.	3,767	220,596
Goodrich Corp.	1,221	80,891
L-3 Communications Holdings, Inc.	1,123	79,553
Lockheed Martin Corp.	3,046	226,927
Northrop Grumman Corp.	2,947	160,435
Raytheon Co.	3,715	179,769
Rockwell Collins, Inc.	1,530	81,289
Textron, Inc.	2,656	45,072
The Boeing Co.	7,406	464,726
United Technologies Corp.	9,105	591,006

		2,173,783
Air Transport – 0.3%
FedEx Corp.	3,049	213,765
Southwest Airlines Co.	7,263	80,692

		294,457
Aluminum – 0.1%
Alcoa, Inc.	9,965	100,248

		100,248
Asset Management & Custodian – 0.7%
Federated Investors, Inc., Class B	874	18,101
Franklin Resources, Inc.	1,447	124,717
Invesco Ltd.	4,551	76,593
Janus Capital Group, Inc.	1,793	15,922
Legg Mason, Inc.	1,607	45,044
Northern Trust Corp.	2,364	110,399
State Street Corp.	4,883	165,143
T. Rowe Price Group, Inc.	2,524	112,040

		667,959
Auto Parts – 0.3%
Genuine Parts Co.	1,549	61,108
Johnson Controls, Inc.	6,566	176,429

		237,537
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,360	23,458

		23,458
Automobiles – 0.4%
Ford Motor Co.(1)	33,233	334,989

		334,989
Back Office Support, HR, And Consulting – 0.4%
Automatic Data Processing, Inc.	4,923	198,200
Iron Mountain, Inc.	1,762	39,574
Monster Worldwide, Inc.(1)	1,224	14,260
Paychex, Inc.	3,140	81,546
Robert Half International, Inc.	1,452	34,195

		367,775

June 30, 2010 (unaudited)	Shares	Value
Banks: Diversified – 4.5%
Bank of America Corp.(2)	97,890	$1,406,679
BB&T Corp.	6,755	177,724
Comerica, Inc.	1,720	63,348
Fifth Third Bancorp	7,749	95,235
First Horizon National Corp.(1)	2,231	25,546
Huntington Bancshares, Inc.	6,990	38,725
KeyCorp	8,570	65,903
M&T Bank Corp.	809	68,725
Marshall & Ilsley Corp.	5,138	36,891
PNC Financial Services Group, Inc.	5,133	290,015
Regions Financial Corp.	11,630	76,525
SunTrust Banks, Inc.	4,868	113,424
U.S. Bancorp	18,705	418,057
Wells Fargo & Co.	50,833	1,301,325
Zions Bancorporation	1,564	33,735

		4,211,857
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,546	55,643
People’s United Financial, Inc.	3,674	49,599

		105,242
Beverage: Brewers & Distillers – 0.2%
Brown-Forman Corp., Class B	1,051	60,149
Constellation Brands, Inc., Class A(1)	1,884	29,428
Molson Coors Brewing Co., Class B	1,550	65,658

		155,235
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	3,169	81,950
Dr. Pepper Snapple Group, Inc.	2,397	89,624
PepsiCo, Inc.	15,742	959,475
The Coca-Cola Co.	22,489	1,127,149

		2,258,198
Biotechnology – 1.5%
Amgen, Inc.(1)	9,355	492,073
Baxter International, Inc.	5,824	236,688
Biogen Idec, Inc.(1)	2,613	123,987
Celgene Corp.(1)	4,482	227,775
Cephalon, Inc.(1)	736	41,768
Genzyme Corp.(1)	2,599	131,951
Life Technologies Corp.(1)	1,780	84,105
Millipore Corp.(1)	545	58,124

		1,396,471
Building Materials – 0.1%
Masco Corp.	3,495	37,606
Vulcan Materials Co.	1,254	54,963

		92,569
Cable Television Services – 1.1%
Comcast Corp., Class A	27,532	478,231
DIRECTV, Class A(1)	8,870	300,871
Scripps Networks Interactive, Inc., Class A	871	35,136

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Cable Television Services (continued)
Time Warner Cable, Inc.	3,453	$179,832

		994,070
Casinos & Gambling – 0.0%
International Game Technology	2,888	45,342

		45,342
Chemicals: Diversified – 0.9%
Airgas, Inc.	807	50,195
E.I. du Pont de Nemours & Co.	8,836	305,637
Eastman Chemical Co.	709	37,832
Ecolab, Inc.	2,283	102,530
FMC Corp.	703	40,373
Sigma-Aldrich Corp.	1,194	59,497
The Dow Chemical Co.	11,270	267,325

		863,389
Chemicals: Specialty – 0.4%
Air Products & Chemicals, Inc.	2,071	134,221
International Flavors & Fragrances, Inc.	771	32,706
Praxair, Inc.	2,990	227,210

		394,137
Coal – 0.2%
CONSOL Energy, Inc.	2,203	74,373
Massey Energy Co.	1,005	27,487
Peabody Energy Corp.	2,621	102,560

		204,420
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	522	21,000

		21,000
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,552	141,618

		141,618
Communications Technology – 2.1%
Cisco Systems, Inc.(1)	55,717	1,187,329
Harris Corp.	1,274	53,062
JDS Uniphase Corp.(1)	2,182	21,471
Juniper Networks, Inc.(1)	5,118	116,793
QLogic Corp.(1)	1,090	18,116
QUALCOMM, Inc.	16,014	525,900
Tellabs, Inc.	3,752	23,975

		1,946,646
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	5,125	135,454
Akamai Technologies, Inc.(1)	1,676	67,995
Autodesk, Inc.(1)	2,241	54,591
BMC Software, Inc.(1)	1,777	61,538
CA, Inc.	3,821	70,306
Citrix Systems, Inc.(1)	1,812	76,521
Cognizant Technology Solutions Corp., Class A(1)	2,921	146,225
Computer Sciences Corp.	1,497	67,739

June 30, 2010 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Compuware Corp.(1)	2,242	$17,891
Google, Inc., Class A(1)	2,355	1,047,857
Intuit, Inc.(1)	3,059	106,361
McAfee, Inc.(1)	1,527	46,909
Microsoft Corp.(2)	74,391	1,711,737
Novell, Inc.(1)	3,397	19,295
Oracle Corp.	38,165	819,021
Red Hat, Inc.(1)	1,837	53,163
SAIC, Inc.(1)	2,930	49,048
Salesforce.com, Inc.(1)	1,103	94,660
Symantec Corp.(1)	7,802	108,292
Teradata Corp.(1)	1,628	49,621
VeriSign, Inc.(1)	1,789	47,498
Yahoo! Inc.(1)	11,526	159,405

		5,011,127
Computer Technology – 6.0%
Apple, Inc.(1)(2)	8,878	2,233,084
Dell, Inc.(1)	16,807	202,693
EMC Corp.(1)	20,061	367,116
Hewlett-Packard Co.	22,779	985,875
International Business Machines Corp.(2)	12,512	1,544,982
NetApp, Inc.(1)	3,358	125,287
NVIDIA Corp.(1)	5,582	56,992
SanDisk Corp.(1)	2,229	93,774
Western Digital Corp.(1)	2,227	67,166

		5,676,969
Consumer Electronics – 0.0%
Harman International Industries, Inc.(1)	676	20,206

		20,206
Consumer Lending – 0.1%
SLM Corp.(1)	4,743	49,280

		49,280
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	11,096	217,592
H & R Block, Inc.	3,217	50,475

		268,067
Containers & Packaging – 0.2%
Ball Corp.	914	48,287
Bemis Co., Inc.	1,070	28,890
Owens-Illinois, Inc.(1)	1,619	42,822
Pactiv Corp.(1)	1,278	35,592
Sealed Air Corp.	1,547	30,507

		186,098
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc., Class B	4,603	272,175

		272,175
Cosmetics – 0.2%
Avon Products, Inc.	4,165	110,372
Estee Lauder Companies, Inc., Class A	1,168	65,093

		175,465

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Diversified Financial Services – 4.1%
Ameriprise Financial, Inc.	2,482	$89,675
Bank of New York Mellon Corp.	11,807	291,515
Capital One Financial Corp.	4,454	179,496
Citigroup, Inc.(1)	220,543	829,242
JPMorgan Chase & Co.(2)	38,817	1,421,090
Leucadia National Corp.(1)	1,841	35,918
Morgan Stanley	13,621	316,143
The Goldman Sachs Group, Inc.	5,024	659,501

		3,822,580
Diversified Manufacturing Operations – 3.1%
3M Co.	6,958	549,612
Danaher Corp.	5,123	190,166
Dover Corp.	1,817	75,933
Eaton Corp.	1,635	106,994
General Electric Co.(2)	104,167	1,502,088
Honeywell International, Inc.	7,473	291,671
Illinois Tool Works, Inc.	3,767	155,502
ITT Corp.	1,776	79,778

		2,951,744
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	2,762	98,631
News Corp., Class A	21,982	262,905
Time Warner, Inc.	11,119	321,450

		682,986
Diversified Retail – 2.5%
Amazon.com, Inc.(1)	3,336	364,491
Big Lots, Inc.(1)	782	25,094
Costco Wholesale Corp.	4,284	234,892
Family Dollar Stores, Inc.	1,320	49,751
J.C. Penney Co., Inc.	2,295	49,297
Kohl’s Corp.(1)	2,993	142,168
Macy’s, Inc.	4,108	73,533
Nordstrom, Inc.	1,611	51,858
Sears Holdings Corp.(1)	476	30,773
Target Corp.	7,181	353,090
Wal-Mart Stores, Inc.	20,296	975,629

		2,350,576
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	13,290	389,663
Safeway, Inc.	3,782	74,354
SUPERVALU, Inc.	2,056	22,287
The Kroger Co.	6,319	124,421
Walgreen Co.	9,556	255,145
Whole Foods Market, Inc.(1)	1,659	59,757

		925,627
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	1,244	52,833
DeVry, Inc.	602	31,599

		84,432

June 30, 2010 (unaudited)	Shares	Value
Electronic Components – 0.4%
Amphenol Corp., Class A	1,689	$66,344
Corning, Inc.	15,218	245,771
Molex, Inc.	1,332	24,295

		336,410
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	3,198	46,051

		46,051
Energy Equipment – 0.1%
First Solar, Inc.(1)	473	53,842

		53,842
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,746	74,205
Jacobs Engineering Group, Inc.(1)	1,215	44,275
Quanta Services, Inc.(1)	2,047	42,270

		160,750
Entertainment – 0.8%
The Walt Disney Co.	19,106	601,839
Viacom, Inc., Class B	5,921	185,742

		787,581
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	1,289	30,897

		30,897
Fertilizers – 0.3%
CF Industries Holdings, Inc.	683	43,336
Monsanto Co.	5,312	245,521

		288,857
Financial Data & Systems – 1.5%
American Express Co.	11,719	465,244
Discover Financial Services	5,299	74,080
Equifax, Inc.	1,240	34,794
Fidelity National Information Services, Inc.	3,242	86,951
Fiserv, Inc.(1)	1,479	67,531
MasterCard, Inc., Class A	950	189,554
Moody’s Corp.	1,917	38,187
The Dun & Bradstreet Corp.	502	33,694
Total System Services, Inc.	1,910	25,976
Visa, Inc., Class A	4,416	312,432
Western Union Co.	6,540	97,511

		1,425,954
Foods – 1.9%
Campbell Soup Co.	1,847	66,178
ConAgra Foods, Inc.	4,333	101,045
Dean Foods Co.(1)	1,767	17,794
General Mills, Inc.	6,473	229,921
H.J. Heinz Co.	3,090	133,550
Hormel Foods Corp.	684	27,688
Kellogg Co.	2,492	125,348
Kraft Foods, Inc., Class A	16,985	475,580
McCormick & Co., Inc.	1,272	48,285

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Foods (continued)
Mead Johnson Nutrition Co., Class A	2,000	$100,240
Sara Lee Corp.	6,448	90,917
Sysco Corp.	5,780	165,135
The Hershey Co.	1,626	77,934
The J.M. Smucker Co.	1,156	69,614
Tyson Foods, Inc., Class A	2,972	48,711

		1,777,940
Forest Products – 0.1%
Weyerhaeuser Co.	2,062	72,582

		72,582
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	2,006	32,838

		32,838
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	6,252	161,427

		161,427
Gas Pipeline – 0.3%
El Paso Corp.	6,855	76,159
EQT Corp.	1,397	50,488
Spectra Energy Corp.	6,322	126,882

		253,529
Gold – 0.3%
Newmont Mining Corp.	4,784	295,364

		295,364
Health Care Facilities – 0.1%
DaVita, Inc.(1)	1,002	62,565
Tenet Healthcare Corp.(1)	4,228	18,349

		80,914
Health Care Management Services – 0.9%
Aetna, Inc.	4,143	109,292
CIGNA Corp.	2,699	83,831
Coventry Health Care, Inc.(1)	1,438	25,424
Humana, Inc.(1)	1,661	75,858
UnitedHealth Group, Inc.	11,085	314,814
WellPoint, Inc.(1)	4,167	203,891

		813,110
Health Care Services – 0.8%
Cerner Corp.(1)	663	50,315
Express Scripts, Inc.(1)	5,347	251,416
McKesson Corp.	2,648	177,840
Medco Health Solutions, Inc.(1)	4,456	245,436

		725,007
Home Building – 0.1%
D.R. Horton, Inc.	2,696	26,502
Lennar Corp., Class A	1,586	22,061
Pulte Homes, Inc.(1)	3,107	25,726

		74,289
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,504	74,970

June 30, 2010 (unaudited)	Shares	Value
Hotel/Motel (continued)
Starwood Hotels & Resorts Worldwide, Inc.	1,848	$76,562
Wyndham Worldwide Corp.	1,742	35,084
Wynn Resorts Ltd.	674	51,406

		238,022
Household Appliances – 0.1%
Whirlpool Corp.	738	64,811

		64,811
Household Equipment & Products – 0.2%
Fortune Brands, Inc.	1,481	58,025
Newell Rubbermaid, Inc.	2,703	39,572
Snap-On, Inc.	565	23,114
Stanley Black & Decker, Inc.	1,565	79,064

		199,775
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,454	29,167

		29,167
Insurance: Life – 0.7%
AFLAC, Inc.	4,573	195,130
Lincoln National Corp.	2,945	71,534
Principal Financial Group, Inc.	3,117	73,062
Prudential Financial, Inc.	4,532	243,187
Torchmark Corp.	806	39,905
Unum Group	3,238	70,265

		693,083
Insurance: Multi-Line – 2.3%
American International Group, Inc.(1)	1,315	45,289
Aon Corp.	2,611	96,920
Assurant, Inc.	1,096	38,031
Berkshire Hathaway, Inc., Class B(1)	16,150	1,286,993
Genworth Financial, Inc., Class A(1)	4,767	62,305
Loews Corp.	3,438	114,520
Marsh & McLennan Companies, Inc.	5,270	118,839
MetLife, Inc.	8,003	302,193
The Hartford Financial Services Group, Inc.	4,323	95,668

		2,160,758
Insurance: Property-Casualty – 0.8%
Cincinnati Financial Corp.	1,591	41,159
The Allstate Corp.	5,228	150,200
The Chubb Corp.	3,194	159,732
The Progressive Corp.	6,551	122,635
The Travelers Companies, Inc.	4,839	238,321
XL Group PLC	3,331	53,329

		765,376
Leisure Time – 0.3%
Carnival Corp.	4,228	127,855
Expedia, Inc.	2,020	37,935
Priceline.com, Inc.(1)	463	81,738

		247,528

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Luxury Items – 0.0%
Tiffany & Co.	1,240	$47,008

		47,008
Machinery: Agricultural – 0.2%
Deere & Co.	4,138	230,404

		230,404
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	6,123	367,809

		367,809
Machinery: Engines – 0.1%
Cummins, Inc.	1,962	127,785

		127,785
Medical & Dental Instruments & Supplies – 0.8%
Becton, Dickinson and Co.	2,301	155,594
Boston Scientific Corp.(1)	14,784	85,747
C.R. Bard, Inc.	919	71,250
DENTSPLY International, Inc.	1,440	43,070
Patterson Companies, Inc.	902	25,734
St. Jude Medical, Inc.(1)	3,175	114,586
Stryker Corp.	2,758	138,066
Zimmer Holdings, Inc.(1)	1,978	106,911

		740,958
Medical Equipment – 0.9%
CareFusion Corp.(1)	1,744	39,589
Intuitive Surgical, Inc.(1)	376	118,673
Medtronic, Inc.	10,769	390,592
PerkinElmer, Inc.	1,144	23,646
Thermo Fisher Scientific, Inc.(1)	3,992	195,807
Varian Medical Systems, Inc.(1)	1,206	63,050

		831,357
Medical Services – 0.2%
Laboratory Corp. of America Holdings(1)	1,024	77,158
Quest Diagnostics, Inc.	1,476	73,461

		150,619
Metal Fabricating – 0.2%
Fastenal Co.	1,281	64,293
Precision Castparts Corp.	1,381	142,133

		206,426
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,318	62,157
Titanium Metals Corp.(1)	820	14,424

		76,581
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	1,071	34,411
Lexmark International Group, Inc., Class A(1)	763	25,202
Pitney Bowes, Inc.	2,040	44,798
Xerox Corp.	13,464	108,251

		212,662

June 30, 2010 (unaudited)	Shares	Value
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	678	$42,165

		42,165
Oil Well Equipment & Services – 1.6%
Baker Hughes, Inc.	4,184	173,929
Cameron International Corp.(1)	2,386	77,593
FMC Technologies, Inc.(1)	1,193	62,823
Halliburton Co.	8,824	216,629
Helmerich & Payne, Inc.	1,022	37,324
Nabors Industries Ltd.(1)	2,776	48,913
National-Oilwell Varco, Inc.	4,082	134,992
Rowan Companies, Inc.(1)	1,113	24,419
Schlumberger Ltd.	11,635	643,881
Smith International, Inc.	2,423	91,226

		1,511,729
Oil: Crude Producers – 2.3%
Anadarko Petroleum Corp.	4,826	174,170
Apache Corp.	3,281	276,227
Cabot Oil & Gas Corp.	1,011	31,665
Chesapeake Energy Corp.	6,347	132,970
Denbury Resources, Inc.(1)	3,884	56,862
Devon Energy Corp.	4,351	265,063
EOG Resources, Inc.	2,462	242,187
Noble Energy, Inc.	1,701	102,621
Occidental Petroleum Corp.	7,915	610,642
Pioneer Natural Resources Co.	1,121	66,644
Range Resources Corp.	1,549	62,192
Southwestern Energy Co.(1)	3,386	130,835

		2,152,078
Oil: Integrated – 5.8%
Chevron Corp.	19,602	1,330,192
ConocoPhillips	14,517	712,640
Exxon Mobil Corp.(2)	49,871	2,846,138
Hess Corp.	2,830	142,462
Marathon Oil Corp.	6,924	215,267
Murphy Oil Corp.	1,870	92,658
Williams Companies, Inc.	5,685	103,922

		5,443,279
Oil: Refining And Marketing – 0.2%
Sunoco, Inc.	1,173	40,785
Tesoro Corp.	1,368	15,965
Valero Energy Corp.	5,515	99,160

		155,910
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,616	97,623
The Sherwin-Williams Co.	897	62,063

		159,686
Paper – 0.1%
International Paper Co.	4,262	96,449
MeadWestvaco Corp.	1,668	37,030

		133,479

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Personal Care – 2.5%
Clorox Co.	1,373	$85,346
Colgate-Palmolive Co.	4,791	377,339
Kimberly-Clark Corp.	4,062	246,279
The Procter & Gamble Co.(2)	28,106	1,685,798

		2,394,762
Pharmaceuticals – 6.6%
Abbott Laboratories	15,074	705,162
Allergan, Inc.	3,000	174,780
AmerisourceBergen Corp.	2,756	87,503
Bristol-Myers Squibb Co.	16,770	418,244
Cardinal Health, Inc.	3,525	118,475
Eli Lilly & Co.	9,833	329,405
Forest Laboratories, Inc.(1)	2,960	81,193
Gilead Sciences, Inc.(1)	8,681	297,585
Hospira, Inc.(1)	1,620	93,069
Johnson & Johnson(2)	26,886	1,587,887
King Pharmaceuticals, Inc.(1)	2,428	18,429
Merck & Co., Inc.	30,425	1,063,962
Mylan, Inc.(1)	3,013	51,341
Pfizer, Inc.	78,695	1,122,191
Watson Pharmaceuticals, Inc.(1)	1,050	42,598

		6,191,824
Photography – 0.0%
Eastman Kodak Co.(1)	2,615	11,349

		11,349
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	600	59,670

		59,670
Production Technology Equipment – 0.3%
Applied Materials, Inc.	13,076	157,173
KLA-Tencor Corp.	1,675	46,699
Novellus Systems, Inc.(1)	930	23,585
Teradyne, Inc.(1)	1,753	17,092

		244,549
Publishing – 0.2%
Gannett Co., Inc.	2,314	31,147
Meredith Corp.	357	11,113
The McGraw-Hill Companies, Inc.	3,078	86,615
The New York Times Co., Class A(1)	1,131	9,783
The Washington Post Co., Class B	63	25,860

		164,518
Radio & Tv Broadcasters – 0.1%
CBS Corp., Class B	6,637	85,816

		85,816
Railroads – 0.8%
CSX Corp.	3,803	188,743
Norfolk Southern Corp.	3,601	191,033
Union Pacific Corp.	4,940	343,379

		723,155

June 30, 2010 (unaudited)	Shares	Value
Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	2,633	$35,835

		35,835
Real Estate Investment Trusts – 1.3%
Apartment Investment & Management Co., Class A	1,144	22,159
AvalonBay Communities, Inc.	796	74,323
Boston Properties, Inc.	1,354	96,594
Equity Residential	2,749	114,468
HCP, Inc.	2,864	92,364
Health Care REIT, Inc.	1,199	50,502
Host Hotels & Resorts, Inc.	6,418	86,515
Kimco Realty Corp.	3,964	53,276
Plum Creek Timber Co., Inc.	1,587	54,799
ProLogis	4,647	47,074
Public Storage, Inc.	1,322	116,217
Simon Property Group, Inc.	2,856	230,622
Ventas, Inc.	1,529	71,787
Vornado Realty Trust	1,537	112,124

		1,222,824
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	2,299	51,107

		51,107
Restaurants – 1.2%
Darden Restaurants, Inc.	1,362	52,914
McDonald’s Corp.	10,490	690,976
Starbucks Corp.	7,267	176,588
Yum! Brands, Inc.	4,563	178,140

		1,098,618
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	544	46,131
Pall Corp.	1,141	39,216
Parker Hannifin Corp.	1,565	86,795
Rockwell Automation, Inc.	1,392	68,333
Roper Industries, Inc.	912	51,036
Waters Corp.(1)	910	58,877

		350,388
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	7,336	320,510

		320,510
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	3,401	96,690

		96,690
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	3,150	93,650
Stericycle, Inc.(1)	838	54,956
Waste Management, Inc.	4,736	148,189

		296,795
Securities Brokerage & Services – 0.6%
CME Group, Inc.	649	182,726
E*TRADE Financial Corp.(1)	1,938	22,907

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Securities Brokerage & Services (continued)
IntercontinentalExchange, Inc.(1)	718	$81,156
NYSE Euronext	2,546	70,346
The Charles Schwab Corp.	9,590	135,986
The NASDAQ OMX Group, Inc.(1)	1,431	25,443

		518,564
Semiconductors & Components – 2.1%
Advanced Micro Devices, Inc.(1)	5,519	40,399
Altera Corp.	2,938	72,892
Analog Devices, Inc.	2,903	80,878
Broadcom Corp., Class A	4,205	138,639
Intel Corp.	54,288	1,055,902
Linear Technology Corp.	2,182	60,681
LSI Corp.(1)	6,415	29,509
MEMC Electronic Materials, Inc.(1)	2,215	21,884
Microchip Technology, Inc.	1,825	50,626
Micron Technology, Inc.(1)	8,341	70,815
National Semiconductor Corp.	2,333	31,402
Texas Instruments, Inc.	11,936	277,870
Xilinx, Inc.	2,690	67,949

		1,999,446
Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	856	26,271
AutoNation, Inc.(1)	891	17,374
AutoZone, Inc.(1)	289	55,841
Bed, Bath & Beyond, Inc.(1)	2,568	95,221
Best Buy Co., Inc.	3,371	114,142
GameStop Corp., Class A(1)	1,496	28,110
Limited Brands, Inc.	2,632	58,088
Lowe’s Companies, Inc.	13,943	284,716
O’Reilly Automotive, Inc.(1)	1,341	63,778
Office Depot, Inc.(1)	2,686	10,851
RadioShack Corp.	1,216	23,724
Ross Stores, Inc.	1,209	64,428
Staples, Inc.	7,114	135,522
The Gap, Inc.	4,382	85,274
The Home Depot, Inc.	16,399	460,320
The TJX Companies, Inc.	3,982	167,045
Urban Outfitters, Inc.(1)	1,264	43,469

		1,734,174
Steel – 0.2%
AK Steel Holding Corp.	1,068	12,730
Allegheny Technologies, Inc.	956	42,246
Nucor Corp.	3,085	118,094
United States Steel Corp.	1,396	53,816

		226,886
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,880	25,004

		25,004
Telecommunications Equipment – 0.3%
American Tower Corp., Class A(1)	3,919	174,396

June 30, 2010 (unaudited)	Shares	Value
Telecommunications Equipment (continued)
Motorola, Inc.(1)	22,675	$147,841

		322,237
Textiles, Apparel & Shoes – 0.5%
Coach, Inc.	2,976	108,773
NIKE, Inc., Class B	3,799	256,622
Polo Ralph Lauren Corp.	562	41,004
VF Corp.	863	61,428

		467,827
Tobacco – 1.5%
Altria Group, Inc.	20,320	407,213
Lorillard, Inc.	1,479	106,458
Philip Morris International, Inc.	18,087	829,108
Reynolds American, Inc.	1,642	85,581

		1,428,360
Toys – 0.1%
Hasbro, Inc.	1,277	52,485
Mattel, Inc.	3,547	75,054

		127,539
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	2,077	71,677
United Parcel Service, Inc., Class B	9,675	550,411

		622,088
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,600	89,056

		89,056
Utilities: Electrical – 3.1%
Allegheny Energy, Inc.	1,657	34,267
Ameren Corp.	2,324	55,241
American Electric Power, Inc.	4,653	150,292
CMS Energy Corp.	2,262	33,138
Consolidated Edison, Inc.	2,751	118,568
Constellation Energy Group	1,954	63,017
Dominion Resources, Inc.	5,831	225,893
DTE Energy Co.	1,645	75,028
Duke Energy Corp.	12,824	205,184
Edison International	3,194	101,314
Entergy Corp.	1,835	131,423
Exelon Corp.	6,445	244,717
FirstEnergy Corp.	2,982	105,056
NextEra Energy, Inc.	4,037	196,844
Northeast Utilities	1,713	43,647
NRG Energy, Inc.(1)	2,510	53,237
Pepco Holdings, Inc.	2,213	34,700
PG&E Corp.	3,623	148,905
Pinnacle West Capital Corp.	1,074	39,051
PPL Corp.	3,695	92,190
Progress Energy, Inc.	2,785	109,228
Public Service Enterprise Group, Inc.	4,889	153,172
SCANA Corp.	1,086	38,835

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Utilities: Electrical (continued)
Southern Co.	8,018	$266,839
TECO Energy, Inc.	2,073	31,240
The AES Corp.(1)	6,524	60,282
Wisconsin Energy Corp.	1,134	57,539
Xcel Energy, Inc.	4,475	92,230

		2,961,077
Utilities: Gas Distributors – 0.4%
CenterPoint Energy, Inc.	4,070	53,561
Nicor, Inc.	446	18,063
NiSource, Inc.	2,725	39,513
ONEOK, Inc.	1,026	44,374
Questar Corp.	1,702	77,424
Sempra Energy	2,415	112,998

		345,933
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	746	32,630

		32,630
Utilities: Telecommunications – 2.7%
AT&T, Inc.(2)	57,621	1,393,852
CenturyLink, Inc.	2,915	97,099
Frontier Communications Corp.	3,068	21,813
MetroPCS Communications, Inc.(1)	2,547	20,860
Qwest Communications International, Inc.	14,561	76,445
Sprint Nextel Corp.(1)	29,080	123,299
Verizon Communications, Inc.	27,616	773,800
Windstream Corp.	4,710	49,738

		2,556,906
Total Common Stocks (Cost $73,372,466)		90,856,247

	Principal Amount	Value
U.S. Government Securities – 0.5%
U.S. Treasury Bills – 0.3%
U.S. Treasury Bills
0.18% due 9/23/2010(2)	$30,000	29,988
0.305% due 8/26/2010	160,000	159,924
0.325% due 9/23/2010(2)	100,000	99,924

		289,836
U.S. Treasury Notes – 0.2%
U.S. Treasury Notes
1.00% due 8/31/2011	75,000	75,486
3.125% due 5/15/2019	145,000	148,025

		223,511
Total U.S. Government Securities (Cost $506,827)		513,347

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 3.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $2,780,000, due 7/1/2010(3)	$2,780,000	$2,780,000
Total Repurchase Agreements (Cost $2,780,000)		2,780,000
Total Investments - 100.0% (Cost $76,659,293)		94,149,594
Other Liabilities, Net - 0.0%		(45,566)
Total Net Assets - 100.0%		$94,104,028

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	4.10%	12/17/2018	$2,836,925

The table below presents futures contracts as of June 30, 2010.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 E Mini Index	62	9/17/2010	$3,182	$(77,644)

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$90,856,247	$—	$—	$90,856,247
U.S Government Securities	—	513,347	—	513,347
Repurchase Agreements	—	2,780,000	—	2,780,000
Other Financial Instruments
Financial Futures Contracts	(77,644)	—	—	(77,644)
Total	$90,778,603	$3,293,347	$—	$94,071,950

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$94,149,594
Cash and cash equivalents	423
Dividends/interest receivable	125,263
Receivable for fund shares subscribed	9,952
Receivable for investments sold	23

Total Assets	94,285,255

Liabilities
Payable for fund shares redeemed	96,695
Payable for variation margin	29,454
Payable to adviser	9,845
Accrued trustees’ fees	2,447
Accrued expenses/other liabilities	42,786

Total Liabilities	181,227

Total Net Assets	$94,104,028

Net Assets Consist of:
Paid-in capital	$238,101,710
Accumulated undistributed net investment income	854,443
Accumulated net realized loss from investments and futures contracts	(162,264,782)
Net unrealized appreciation on investments and futures contracts	17,412,657

Total Net Assets	$94,104,028

Investments, at Cost	$76,659,293

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,488,247
Net Asset Value Per Share	$7.54

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$995,160
Interest	3,389
Withholding taxes on foreign dividends	(87)

Total Investment Income	998,462

Expenses
Investment advisory fees	128,588
Custodian fees	29,110
Professional fees	15,547
Administrative service fees	10,764
Shareholder reports	5,782
Trustees’ fees	3,588
Other expenses	12,745

Total Expenses	206,124

Less: Expense waiver by subadviser	(62,098)
Custody credits	(7)

Total Expenses, Net	144,019

Net Investment Income	854,443

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	392,027
Net realized gain from futures contracts	43,629
Net change in unrealized appreciation/depreciation on investments	(7,804,771)
Net change in unrealized appreciation/depreciation on futures contracts	(160,448)

Net Loss on Investments and Futures Contracts	(7,529,563)

Net Decrease in Net Assets Resulting from Operations	$(6,675,120)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$854,443	$3,237,390
Net realized gain/(loss) from investments and futures contracts	435,656	(9,916,129)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(7,965,219)	45,342,112

Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,675,120)	38,663,373

Distributions to Shareholders
Net investment income	—	(3,271,843)

Total Distributions	—	(3,271,843)

Capital Share Transactions
Proceeds from sales of shares	4,082,459	14,461,577
Reinvestment of distributions	—	3,271,843
Cost of shares redeemed	(7,723,551)	(107,543,128)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,641,092)	(89,809,708)

Net Decrease in Net Assets	(10,316,212)	(54,418,178)

Net Assets
Beginning of period	104,420,240	158,838,418

End of period	$94,104,028	$104,420,240

Accumulated Undistributed Net Investment Income Included in Net Assets	$854,443	$—

Other Information:
Shares
Sold	507,315	2,271,009
Reinvested	—	407,452
Redeemed	(947,492)	(14,095,408)

Net Decrease	(440,177)	(11,416,947)

18	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

19

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$8.08	$0.07	$(0.61)	$(0.54)	$—	$—	$—
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)
Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)
Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)
Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.54	(6.68)%	$94,104	0.28%	0.40%	1.66%	1.54%	3%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%
10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%
10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%
9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six-months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the fund’s derivative instruments categorized by risk exposure at June 30, 2010.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(77,644)

*	The cumulative appreciation/depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2010.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$43,629
	Net change in unrealized appreciation/depreciation on futures contracts	(160,448)

The Fund held an average face value of $2,497,000 S&P 500 E Mini Futures Contracts during the six months ended June 30, 2010.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the

Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund

24

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund. To satisfy this expense limitation, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$3,271,843

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$(49,289)	$47,609	$1,680

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2010	$112,662,870
2011	11,938,809
2013	549,960
2016	7,289,622
2017	17,812,055

Total	$150,253,316

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $4,294,385.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $84,891,267. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $18,536,203 and $(9,277,876), respectively, resulting in net unrealized appreciation of $9,258,327.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

25

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

amounted to $2,797,167 and $4,039,003, respectively, for the six months ended June 30, 2010.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

31

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series Commentary

Highlights

•	International equity markets struggled in the first half of 2010 amid concerns relating to Euro zone debt problems and a potential bubble in the Chinese economy.

•	Despite posting a negative absolute return for the period, RS International Growth VIP Series outperformed its benchmarks, the MSCI EAFE Index[2] and the MSCI EAFE Growth Index[3].

•	We believe that the Fund is currently positioned to benefit from a global market recovery.

Market Overview

Investors were cautious in the first half of 2010 over concerns of a stagnating economic recovery. They were also worried about the large amount of debt taken on by global governments; either because it means that taxes will have to rise, or because the burden will simply be unsustainable, as seems to be the case with Greece. The emerging markets were not immune from these worries. Several influential commentators came to the conclusion that China’s rapid growth portended a bubble, especially in the real estate sector, and many felt that an economic “double dip,” which monetary policy would be powerless to prevent, was unavoidable.

While we believe that the recovery in the developed world may not be vigorous, we are not convinced that it is coming to an end. In our view, the most current data from companies and surveys indicates that a broad-based recovery is still on track, strongest in the industrial sectors and weakest in areas such as housing and government, where debt is highest. We believe the emerging world remains exceptionally robust and expect growth rates of between 8% and 10% in the major developing economies this year.

We also believe that the consensus is too gloomy with respect to Europe. In May, it became clear that a reluctant Germany would support its weaker brethren in the Euro, in return for greater central controls on their future spending, and we feel that the offers to support growth in Europe dwarf Germany’s relatively modest austerity program.

Fund Performance Overview

RS International Growth VIP Series returned -10.45% for the six month period ended June 30, 2010. Despite the negative absolute return, the Fund outperformed the benchmark MSCI EAFE Index which returned -12.93%, and the benchmark MSCI EAFE Growth Index, which returned -10.48%.

Several of the Fund’s European holdings performed well on a relative basis with Atlas Copco and Novo Nordisk each posting very strong returns.

Our avoidance of British Petroleum, which can be attributed to a lack of interest rather than any insight into safety risks, aided relative returns as the reaction to the tragic Deep Water Horizon spill negatively impacted its shares. The Fund’s largest oil and gas exposure is through Petrobras, the shares of which have been weak over the period, although this can be attributed to market unease at the size of their capital raising, rather than any impact from the BP spill. Other detractors during the period included Vestas Windsystems and GBL.

During the first half of the year, we increased our exposure in the Fund to domestic consumption growth in the emerging markets, where we believe that many strong growth opportunities exist. We have recently initiated a position in Fortescue, a start-up Australian mining company with a potentially huge iron-ore resource base in Western Australia and OGX, the Brazilian oil and gas exploration and production company. Also, the fund became more concentrated with respect to the total number of holdings.

Outlook

We remain optimistic about the international landscape as the recovery continues, particularly in corporate profits. Share prices are above the depths of last year’s bottom, but in our view have not kept pace with earnings and consequently we believe they now seem very attractive from a valuation perspective. It is always possible to find, among the plethora of statistics generated by the world economy, some which point in a gloomy direction; but we believe that the general direction is upwards. There are some signs that capital expenditure is beginning to revive in the West, and it would be surprising to us if that did not lead to stabilization in employment.

3

RS INTERNATIONAL GROWTH VIP SERIES

We believe that as governments start cutting expenditures, it will provide a favorable background for equities, mainly because it will allow monetary policy to remain very loose. Real yields of approximately 3%, which we believe are widely available from shares, compare well with the minimal returns of cash and government bonds. Finally, as we have often reiterated, we believe that the positive influence of the developing world, China in particular, remains very strong.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Characteristics

Total Net Assets: $217,586,322

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Banco Santander S.A.	Spain	3.65%
BHP Billiton PLC	United Kingdom	3.27%
Standard Chartered PLC	United Kingdom	3.19%
Nintendo Co. Ltd.	Japan	3.05%
Baidu, Inc., ADR	People's Republic of China	2.99%
Petroleo Brasileiro S.A., ADR	Brazil	2.86%
Rakuten, Inc.	Japan	2.75%
Atlas Copco AB, Class B	Sweden	2.74%
British American Tobacco PLC	United Kingdom	2.73%
PPR	France	2.36%
Total		29.59%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	-10.45%	11.80%	-9.71%	3.08%	0.06%	6.62%
MSCI EAFE Index[2]		-12.93%	6.38%	-12.94%	1.35%	0.59%	5.06%
MSCI EAFE Growth Index[3]		-10.48%	8.95%	-11.36%	2.04%	-1.28%	3.43%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$895.50	$4.22	0.90%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.34	$4.50	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 94.8%
Australia – 6.0%
Brambles Ltd.	541,904	$2,467,870
Fortescue Metals Group Ltd.(1)	461,966	1,566,724
James Hardie Industries N.V.(1)	142,882	739,892
Woodside Petroleum Ltd.	132,768	4,614,921
Woolworths Ltd.	159,644	3,613,539

		13,002,946
Brazil – 2.3%
B2W Companhia Global do Varejo	66,300	1,104,878
BM&F BOVESPA S.A.	254,000	1,632,355
OGX Petroleo e Gas Participacoes S.A.(1)	242,100	2,242,610

		4,979,843
Denmark – 4.0%
Novo Nordisk A/S, Class B	55,980	4,522,775
Novozymes A/S, Class B	12,992	1,386,311
Vestas Wind Systems A/S(1)	66,888	2,783,617

		8,692,703
France – 5.8%
Essilor International S.A.	62,300	3,702,166
L’Oreal S.A.	37,525	3,674,074
PPR	41,360	5,137,861

		12,514,101
Germany – 4.9%
Adidas AG	67,513	3,268,634
Celesio AG	43,194	941,869
SAP AG	110,111	4,896,329
TUI AG(1)	168,103	1,477,201

		10,584,033
Hong Kong – 2.1%
Esprit Holdings Ltd.	49,770	267,962
Hong Kong Exchanges & Clearing Ltd.	170,000	2,655,726
Li & Fung Ltd.	390,000	1,749,814

		4,673,502
India – 1.0%
Housing Development Finance Corp. Ltd.	16,500	1,043,553
Reliance Capital Ltd.(1)	64,826	1,052,761

		2,096,314
Israel – 1.3%
Teva Pharmaceutical Industries Ltd., ADR	54,400	2,828,256

		2,828,256
Italy — 1.2%
Intesa Sanpaolo	1,009,630	2,659,055

		2,659,055

June 30, 2010 (unaudited)	Shares	Value
Japan – 15.9%
Canon, Inc.	111,900	$4,170,451
Hoya Corp.	91,100	1,938,394
Japan Tobacco, Inc.	869	2,703,541
Kyocera Corp.	14,200	1,149,579
Nintendo Co. Ltd.	22,600	6,635,564
Rakuten, Inc.	8,269	5,974,638
Rohm Co. Ltd.	24,200	1,453,189
SMC Corp.	32,100	4,294,072
Trend Micro, Inc.	33,500	905,327
Yamada Denki Co. Ltd.	47,690	3,116,054
Yamaha Motor Co. Ltd.(1)	164,200	2,170,759

		34,511,568
Mexico – 0.4%
Wal-Mart de Mexico S.A.B. de C.V., Series V	441,200	977,370

		977,370
People’s Republic of China – 6.4%
Baidu, Inc., ADR(1)	95,500	6,501,640
China Merchants Bank Co. Ltd., H shares	607,000	1,452,126
CNOOC Ltd.	1,370,000	2,321,596
Ports Design Ltd.	166,500	423,489
Tencent Holdings Ltd.	192,000	3,180,911

		13,879,762
Russia – 0.9%
OAO Gazprom, ADR	107,983	2,033,134

		2,033,134
Singapore – 0.7%
Singapore Exchange Ltd.	295,000	1,547,049

		1,547,049
South Africa – 0.5%
Impala Platinum Holdings Ltd.	42,800	996,130

		996,130
South Korea – 1.1%
Samsung Electronics Co. Ltd.	3,834	2,404,738

		2,404,738
Spain – 5.5%
Banco Santander S.A.	757,760	7,946,007
Industria de Diseno Textil S.A.	71,936	4,101,886

		12,047,893
Sweden – 7.0%
Atlas Copco AB, Class B	452,021	5,967,339
Oriflame Cosmetics S.A., SDR	25,515	1,325,114
Sandvik AB	286,759	3,497,869
Svenska Handelsbanken AB, Class A	178,216	4,359,852

		15,150,174

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Switzerland – 5.7%
ABB Ltd. (Reg S)(1)	144,694	$2,519,209
Compagnie Financiere Richemont S.A., Class A	124,334	4,340,783
Geberit AG	14,434	2,245,863
Syngenta AG (Reg S)	14,703	3,396,629

		12,502,484
Taiwan – 1.2%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	271,266	2,647,556

		2,647,556
Turkey – 1.0%
Turkiye Garanti Bankasi A.S.	506,650	2,108,490

		2,108,490
United Kingdom – 19.9%
Autonomy Corp. PLC(1)	48,867	1,332,035
BG Group PLC	143,790	2,138,566
BHP Billiton PLC	274,000	7,104,422
British American Tobacco PLC	187,000	5,934,595
Lloyds Banking Group PLC(1)	1,930,000	1,523,670
Meggitt PLC	597,744	2,785,451
Prudential PLC	354,000	2,670,083
Rolls-Royce Group PLC(1)	447,000	3,731,014
SABMiller PLC	141,000	3,953,711
Signet Jewelers Ltd.(1)	47,325	1,309,296
Standard Chartered PLC	285,000	6,939,867
Tesco PLC	692,000	3,903,858

		43,326,568
Total Common Stocks (Cost $203,452,183)		206,163,669

	Shares	Value
Preferred Stocks – 4.4%
Brazil – 4.4%
Itau Unibanco Holding S.A., ADR	188,940	3,402,809
Petroleo Brasileiro S.A., ADR	209,000	6,228,200

		9,631,009
Total Preferred Stocks (Cost $9,248,218)		9,631,009

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $1,974,000, due 7/1/2010(2)	$1,974,000	$1,974,000
Total Repurchase Agreements (Cost $1,974,000)		1,974,000
Total Investments - 100.1% (Cost $214,674,401)		217,768,678
Other Liabilities, Net - (0.1)%		(182,356)
Total Net Assets - 100.0%		$217,586,322

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	3.00%	2/28/2017	$2,014,031

Legend:

ADR — American Depositary Receipt.

SDR — Swedish Depository Receipt.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$17,934,665	$188,229,004	*	$—	$206,163,669
Preferred Stocks	9,631,009	—		—	9,631,009
Repurchase Agreements	—	1,974,000		—	1,974,000
Total	$27,565,674	$190,203,004		$—	$217,768,678

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$217,768,678
Cash and cash equivalents	158
Foreign currency, at value	138,935
Dividends receivable	466,314
Receivable for investments sold	346,950
Receivable for fund shares subscribed	1,614

Total Assets	218,722,649

Liabilities
Payable for investments purchased	835,421
Payable to adviser	147,814
Payable for fund shares redeemed	123,987
Accrued trustees’ fees	3,023
Accrued expenses/other liabilities	26,082

Total Liabilities	1,136,327

Total Net Assets	$217,586,322

Net Assets Consist of:
Paid-in capital	$222,342,270
Accumulated undistributed net investment income	2,239,912
Accumulated net realized loss from investments and foreign currency transactions	(10,085,519)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	3,089,659

Total Net Assets	$217,586,322

Investments, at Cost	$214,674,401

Foreign Currency, at Cost	$138,385

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	13,877,489
Net Asset Value Per Share	$15.68

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$4,026,979
Interest	215
Withholding taxes on foreign dividends	(392,508)

Total Investment Income	3,634,686

Expenses
Investment advisory fees	959,337
Custodian fees	54,111
Professional fees	21,351
Administrative service fees	19,035
Trustees’ fees	6,380
Shareholder reports	5,935
Other expenses	11,274

Total Expenses	1,077,423

Net Investment Income	2,557,263

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	16,593,076
Net realized loss from foreign currency transactions	(34,141)
Net change in unrealized appreciation/depreciation on investments	(44,741,833)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(9,778)

Net Loss on Investments and Foreign Currency Transactions	(28,192,676)

Net Decrease in Net Assets Resulting from Operations	$(25,635,413)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$2,557,263	$3,645,997
Net realized gain/(loss) from investments and foreign currency transactions	16,558,935	(19,868,056)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(44,751,611)	88,976,815

Net Increase/(Decrease) in Net Assets Resulting from Operations	(25,635,413)	72,754,756

Distributions to Shareholders
Net investment income	—	(3,899,616)
Net realized gain on investments	—	(105,017)

Total Distributions	—	(4,004,633)

Capital Share Transactions
Proceeds from sales of shares	10,747,108	25,330,021
Reinvestment of distributions	—	4,004,633
Cost of shares redeemed	(16,592,222)	(37,765,850)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,845,114)	(8,431,196)

Increase from Regulatory Settlements	—	51,253

Net Increase/(Decrease) in Net Assets	(31,480,527)	60,370,180

Net Assets
Beginning of period	249,066,849	188,696,669

End of period	$217,586,322	$249,066,849

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,239,912	$—

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(317,351)

Other Information:
Shares
Sold	637,307	1,887,140
Reinvested	—	234,875
Redeemed	(981,577)	(2,631,238)

Net Decrease	(344,270)	(509,223)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$17.51	$0.18	$(2.01)	$(1.83)	$—	$—	$—
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)
Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)
Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)
Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)	—	(0.26)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$15.68	(10.45)%	$217,586	0.90%	0.90%	2.13%	2.13%	83%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%
24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%
21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%
17.80	16.02%	210,859	1.05%	1.05%	1.30%	1.30%	28%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/10	Average Borrowing*	Average Interest Rate*
$ —	$423,047	1.55%

*	For the six months ended June 30, 2010, based on the number of days borrowings were outstanding.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gain
$3,899,693	$104,940

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$ (51,253)	$68,403	$(17,150)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$279,763

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009, were $26,122,288, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $522,163.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $215,271,517. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $15,222,034 and $(12,724,873), respectively, resulting in net unrealized appreciation of $2,497,161.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $193,747,120 and $194,771,367, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

23

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianinvestor.com.

RS Emerging Markets VIP Series Commentary

Highlights

•	Most emerging markets indices fell in absolute terms during the six month period ended June 30, 2010, after producing very strong returns in 2009.

•	RS Emerging Markets VIP Series underperformed the benchmark MSCI Emerging Markets Index[2].

•	Despite ongoing volatility, emerging markets generally have outperformed developed market indices.

Market Overview

Following a very strong rally in 2009, emerging markets were very volatile during the first six months of 2010. With the axis of debtor and creditor nations seemingly tipped in favor of the emerging markets countries, their market performance held up better than in some developed markets.

Favorable relative returns for emerging markets do however mask quite different performances at the individual country level. The resilience of the Indonesian and Thai stock markets, which delivered positive returns during the first half of 2010, stands in stark contrast to the double digit declines seen in the Taiwanese and Brazilian indices for example. While the latter can be explained by the weakness in commodity markets and concerns that exports to China may slow in the face of tightening measures, we believe that the majority of emerging market economies are in good health.

Since the start of the year, countries from Russia to Brazil have seen notable upgrades to GDP growth forecasts. Company results across regions have also tended to beat expectations. Nevertheless, emerging market governments face an ongoing challenge in negotiating an exit from a period of very loose monetary policy and we are keeping a close eye on a myriad of different factors that could impact our ongoing bullishness on emerging markets.

Fund Performance Overview

RS Emerging Markets VIP Series returned -6.22% during the six month period ended June 30, 2010, underperforming the MSCI Emerging Markets Index return of -6.04%.

Stock selection, and the overweight position in Indonesia aided relative returns. This country is frequently ignored on the basis that it is too small to matter, less interesting than Brazil, China, and India, or that it is more ‘risky’. However, with the President focused on macro stability and tackling corruption, and infrastructure spending on the rise, we believe that there are a number of attractive investment opportunities in the country.

Given the ongoing resilience of the emerging market consumer, the Fund benefited from its consumer discretionary sector exposure with holdings in companies such as Mahindra & Mahindra (Indian autos) and Hero Honda (Indian motorcycles). Detractors for the period included SINA Corp. (Chinese online media) and Lonmin (platinum metals producer).

The Fund retains its pro-cyclical bias with overweight exposure to the consumer sector as well as the information technology and financials sectors. We have, however, been trimming some of our bank holdings given strong share price performance and thus less attractive relative valuations.

Outlook

Emerging market economies experienced a strong post-crisis rebound, however, various global headwinds remain. We continue to monitor the implications of domestic policy cycles shifting to a tighter stance in these countries. In selected emerging economies, we believe inflation is a valid concern. China, India, and Brazil are facing rising inflationary pressures, often a by-product of food and fuel price surges. Policy makers and market participants are alert to such pressures given the strength of domestic demand; however, the structural supports to growth should not be overlooked. In China, policy remains supportive of investment in public goods and infrastructure, including social housing. In much of the emerging universe, household, corporate and financial sector balance sheets remain strong.

Our central case is that we believe China will continue to grow; however, the mix of that growth is likely to shift and government policy will change according to various events. After considerable speculation, the government has signalled that it is likely to enhance its currency’s flexibility with resumption of the crawling peg. While China should continue to grow at a rapid rate, we believe it does not necessarily follow that those companies with significant exposure to the country will perform well, so we believe that stock picking will remain important.

3

RS EMERGING MARKETS VIP SERIES

Overall, we remain optimistic on emerging market countries. In broad terms, we believe the growth and recovery in the major emerging regions remain on course, central bank policy has been prudent, and despite sporadic political concerns, be they in Colombia, Indonesia or Korea, we believe that rationality has typically prevailed. Against the backdrop of valuations that we believe are reasonable, we see little reason to adjust our bullish stance on emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics

Total Net Assets: $127,986,646

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	% of Total Net Assets
OGX Petroleo e Gas Participacoes S.A.	Brazil	3.16%
Samsung Electronics Co. Ltd.	South Korea	3.13%
Dragon Oil PLC	Other Emerging Markets Countries	2.69%
Cairn Energy PLC	India	2.36%
PT Astra International Tbk	Indonesia	2.18%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.10%
Petroleo Brasileiro S.A., ADR	Brazil	2.09%
Mahindra & Mahindra Ltd.	India	2.05%
America Movil S.A.B. de C.V., ADR, Series	Mexico	1.79%
Hon Hai Precision Industry Co. Ltd.	Taiwan	1.79%
Total		23.34%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The MSCI Emerging Markets Index (EM) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

5

RS EMERGING MARKETS VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-6.22%	28.27%	-0.63%	15.43%	12.26%	9.67%
MSCI EM Index[2]		-6.04%	23.48%	-2.22%	13.07%	10.34%	5.52%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EM Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$937.80	$5.78	1.20%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.82	$6.03	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 89.3%
Brazil – 8.8%
BM&F BOVESPA S.A.	107,900	$693,429
Itausa-Investimentos Itau S.A., GDR(1)	2,588	15,672
Lojas Renner S.A.	28,500	773,684
MercadoLibre, Inc.(2)	15,000	788,250
OGX Petroleo e Gas Participacoes S.A.(2)	436,700	4,045,221
Petroleo Brasileiro S.A., ADR	77,924	2,674,352
Vale S.A., ADR	93,700	2,281,595

		11,272,203
India – 10.4%
ACC Ltd.	38,000	715,013
Cairn Energy PLC(2)	491,000	3,016,415
Hero Honda Motors Ltd.	34,200	1,496,432
Housing Development Finance Corp. Ltd.	24,500	1,549,518
Indiabulls Real Estate Ltd.(2)	36,958	124,178
Infrastructure Development Finance Co. Ltd.	287,100	1,106,862
IVRCL Infrastructures and Projects Ltd.	11,398	46,100
Jindal Steel & Power Ltd.	42,318	565,260
Mahindra & Mahindra Ltd.	194,800	2,621,559
Reliance Capital Ltd.(2)	94,850	1,540,344
Tata Power Co. Ltd.	19,538	543,769

		13,325,450
Indonesia – 6.5%
PT Astra International Tbk	529,000	2,794,965
PT Bank Mandiri	2,531,000	1,658,482
PT Bank Rakyat Indonesia	1,981,000	2,011,227
PT Semen Gresik (Persero) Tbk	774,000	742,077
PT Tambang Batubara Bukit Asam Tbk	553,000	1,043,014

		8,249,765
Kazakhstan – 0.4%
KazMunaiGas Exploration Production, GDR	29,400	541,603

		541,603
Malaysia – 0.7%
Public Bank Berhad	228,600	841,959

		841,959
Mexico – 3.5%
America Movil S.A.B. de C.V., ADR, Series L	48,300	2,294,250
Grupo Financiero Banorte S.A.B. de C.V.	158,936	602,167
Wal-Mart de Mexico S.A.B. de C.V.	705,284	1,562,384

		4,458,801

June 30, 2010 (unaudited)	Shares	Value
People’s Republic of China – 18.4%
Alibaba.com Ltd.	129,500	$255,518
Baidu, Inc., ADR(2)	25,200	1,715,616
Bank of China Ltd., H shares	3,706,000	1,869,686
BYD Co. Ltd., H shares	185,500	1,364,390
China Construction Bank Corp., H shares	2,769,000	2,229,080
China Life Insurance Co. Ltd., H shares	341,000	1,489,118
China Longyuan Power Group Corp., H shares(2)	1,161,000	1,064,404
China Merchants Bank Co. Ltd., H shares	480,001	1,148,306
China Molybdenum Co. Ltd., H shares	903,000	505,927
China National Building Material Co. Ltd., H shares	318,000	506,439
China Shenhua Energy Co. Ltd., H shares	337,500	1,217,600
China South Locomotive and Rolling Stock Corp., H shares	1,441,000	983,274
China Taiping Insurance Holdings Co. Ltd.(2)	513,000	1,664,180
Dongfeng Motor Group Co. Ltd., H shares	514,000	591,662
Evergrande Real Estate Group Ltd.	890,000	255,389
Kunlun Energy Co. Ltd.	910,000	1,146,059
Parkson Retail Group Ltd.	545,000	918,643
PetroChina Co. Ltd., H shares	1,018,000	1,123,406
Renhe Commercial Holdings	5,180,000	1,071,865
SINA Corp.(2)	64,463	2,272,965
Want Want China Holdings Ltd.	238,000	199,783

		23,593,310
Peru – 0.6%
Credicorp Ltd.	8,600	781,654

		781,654
Russia – 3.7%
Evraz Group S.A., GDR (Reg S)(2)	31,100	725,347
LUKOIL, ADR	10,550	540,731
Mobile TeleSystems, ADR	31,750	608,330
Rosneft Oil Co., GDR (Reg S)	130,900	798,256
Severstal, GDR (Reg S)(2)	50,000	481,808
VimpelCom Ltd., ADR(2)	36,400	588,952
X5 Retail Group N.V., GDR (Reg S)(2)	28,420	953,750

		4,697,174
South Africa – 5.7%
AngloGold Ashanti Ltd.	14,500	625,805
AngloGold Ashanti Ltd., ADR	15,400	664,972
Gold Fields Ltd.	140,800	1,888,261
Gold Fields Ltd., ADR	46,000	615,020
Lonmin PLC(2)	61,900	1,292,501

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
South Africa (continued)
Massmart Holdings Ltd.	87,128	$1,335,369
Naspers Ltd., N shares	27,090	912,268

		7,334,196
South Korea – 10.6%
Cheil Industries, Inc.	18,200	1,394,661
GLOVIS Co. Ltd.	10,600	1,153,378
Hyundai Development Co.	30,700	684,009
Hyundai Mobis	9,700	1,626,927
KB Financial Group, Inc.	30,408	1,165,562
NHN Corp.(2)	6,500	966,739
Samsung Electronics Co. Ltd.	6,396	4,011,660
Samsung Fire & Marine Insurance Co. Ltd.	7,500	1,190,522
Shinsegae Co. Ltd.	3,150	1,361,033

		13,554,491
Taiwan – 9.4%
Advanced Semiconductor Engineering, Inc.	993,000	781,857
China Life Insurance Co. Ltd.(2)	2,157,512	1,731,875
China Steel Corp.	1,331,000	1,226,158
Evergreen Marine Corp.(2)	1,530,000	966,639
Far Eastern Department Stores Ltd.	1,205,269	979,819
Hon Hai Precision Industry Co. Ltd.(2)	653,563	2,290,850
MediaTek, Inc.	45,192	630,779
Polaris Securities Co. Ltd.(2)	903,000	392,975
Taiwan Cement Corp.	470,000	396,284
Taiwan Semiconductor Manufacturing Co. Ltd.	1,435,385	2,682,796

		12,080,032
Thailand – 1.9%
Bank of Ayudhya Public Co. Ltd.	2,822,800	1,688,488
Thoresen Thai Agencies Public Co. Ltd.	1,028,200	729,979

		2,418,467
Turkey – 3.4%
Turkiye Garanti Bankasi A.S.	527,900	2,196,925
Turkiye Is Bankasi	705,282	2,182,725

		4,379,650
Other African Countries – 2.6%
Chariot Oil & Gas Ltd.(2)	207,181	345,921
First Quantum Minerals Ltd.	8,400	422,545
Kenmare Resources PLC(2)	4,007,579	755,148
Tullow Oil PLC	123,400	1,835,613

		3,359,227
Other Emerging Markets Countries – 2.7%
Dragon Oil PLC(2)	566,690	3,437,886

		3,437,886
Total Common Stocks (Cost $83,184,894)		114,325,868

June 30, 2010 (unaudited)	Shares	Value
Preferred Stocks – 8.3%
Brazil – 7.0%
All America Latina Logistica (Units)	187,140	$1,472,237
Banco Bradesco S.A.	106,215	1,654,129
Bradespar S.A.	111,900	2,032,798
Compahia Brasileira de Distribuicao Grupo Pao de Acucar, A Shares	10,000	348,920
Companhia Energetica de Minas Gerais	87,838	1,273,036
Itausa-Investimentos Itau S.A.	356,144	2,113,187

		8,894,307
South Korea – 1.3%
Samsung Electronics Co. Ltd.	3,874	1,651,470

		1,651,470
Total Preferred Stocks (Cost $7,838,781)		10,545,777

	Principal Amount	Value
Repurchase Agreements – 0.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $1,192,000, due 7/1/2010(3)	$1,192,000	1,192,000
Total Repurchase Agreements (Cost $1,192,000)		1,192,000
Total Investments - 98.5% (Cost $92,215,675)		126,063,645
Other Assets, Net - 1.5%		1,923,001
Total Net Assets - 100.0%		$127,986,646

(1)	Convertible security. Security may be converted into the issuer’s preferred stock.
(2)	Non-income producing security.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	4/30/2015	$1,217,268

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$23,793,079	$90,532,789	*	$—	$114,325,868
Preferred Stocks	8,894,307	1,651,470	*	—	10,545,777
Repurchase Agreements	—	1,192,000		—	1,192,000
Total	$32,687,386	$93,376,259		$—	$126,063,645

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/2009	$137,250
Change in unrealized appreciation/depreciation	481,900
Net realized gain/loss	(487,991)
Net purchases/sales	(131,159)
Net transfers in and/or out of Level 3	—
Balance as of 6/30/2010	$—

All net realized gains/losses and change in unrealized appreciation/depreciation in the table above are reflected on the accompanying Statement of Operations. Changes in net unrealized appreciation/depreciation for Level 3 investments held by the Fund during the six months ended June 30, 2010 approximate the change in unrealized appreciation/depreciation in the table above.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$126,063,645
Cash and cash equivalents	401
Foreign currency, at value	1,925,430
Dividends receivable	417,339
Receivable for fund shares subscribed	358,929
Receivable for investments sold	248,622

Total Assets	129,014,366

Liabilities
Payable for investments purchased	728,309
Payable to adviser	106,785
Payable for fund shares redeemed	76,466
Accrued foreign capital gains tax	67,829
Accrued trustees’ fees	1,624
Accrued expenses/other liabilities	46,707

Total Liabilities	1,027,720

Total Net Assets	$127,986,646

Net Assets Consist of:
Paid-in capital	$102,682,536
Distributions in excess of net investment income	(3,101,163)
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(5,369,175)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	33,774,448

Total Net Assets	$127,986,646

Investments, at Cost	$92,215,675

Foreign Currency, at Cost	$1,929,890

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	6,431,165
Net Asset Value Per Share	$19.90

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$1,268,424
Interest	3,564
Withholding taxes on foreign dividends	(121,099)

Total Investment Income	1,150,889

Expenses
Investment advisory fees	689,989
Custodian fees	96,495
Professional fees	16,988
Administrative service fees	11,891
Shareholder reports	5,521
Trustees’ fees	3,695
Other expenses	6,077

Total Expenses	830,656
Less: Custody credits	(2)

Total Expenses, Net	830,654

Net Investment Income	320,235

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	6,894,965
Net realized loss from foreign currency transactions	(1,648)
Foreign capital gains tax	(3,565)
Net change in unrealized appreciation/depreciation on investments	(16,796,600)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(5,015)
Net change in accrued foreign capital gains tax	286,685

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(9,625,178)

Net Decrease in Net Assets Resulting from Operations	$(9,304,943)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$320,235	$371,277
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	6,889,752	(1,168,879)
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(16,514,930)	71,986,315

Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,304,943)	71,188,713

Distributions to Shareholders
Net investment income	—	(3,932,195)

Total Distributions	—	(3,932,195)

Capital Share Transactions
Proceeds from sales of shares	10,482,105	22,221,308
Reinvestment of distributions	—	3,932,195
Cost of shares redeemed	(21,143,469)	(25,263,787)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(10,661,364)	889,716

Net Increase/(Decrease) in Net Assets	(19,966,307)	68,146,234

Net Assets
Beginning of period	147,952,953	79,806,719

End of period	$127,986,646	$147,952,953

Distributions in Excess of Net Investment Income Included in Net Assets	$(3,101,163)	$(3,421,398)

Other Information:
Shares
Sold	501,126	1,268,631
Reinvested	—	192,660
Redeemed	(1,041,319)	(1,674,633)

Net Decrease	(540,193)	(213,342)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/10[1]	$21.22	$0.01	$(1.33)	$(1.32)	$—	$—	$—	$—
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)
Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)
Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	—	(4.40)
Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	—	(1.51)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$19.90	(6.22)%	$127,987	1.20%	1.20%	0.46%	0.46%	12%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%
29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%
24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%
21.46	40.51%	123,478	1.51%	1.51%	1.08%	1.08%	41%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the

Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

l. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. For the six months ended June 30, 2010, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/10	Average Borrowing*	Average Interest Rate*
$ —	$859,643	1.51%

*	For the six months ended June 30, 2010, based on the number of days borrowings were outstanding.

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.95% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$3,932,195

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
$ —	$209,998	$(209,998)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$1,062,945

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were $10,867,414, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $97,986,612. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $34,326,909 and $(6,249,876), respectively, resulting in net unrealized appreciation of $28,077,033.

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $16,866,531 and $29,907,473, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	The fixed income market continued to benefit from improved economic prospects early in 2010, as investors sought higher yields beyond the Treasury market.

•

RS Investment Quality Bond VIP Series delivered a solid positive return for the period, outperforming its benchmark index, the Barclays Capital U.S. Aggregate Bond Index[1] and its Lipper peer group[2] in the first half of 2010.

•

The Fund’s decision to overweight corporate bonds benefited relative performance in the early months of the year, as spreads tightened, but proved detrimental later in the second quarter as worried investors returned to the safety of the Treasury market.

Market Overview

Bond markets fared well in the early part of the year, as investor confidence in the economic recovery and improved market liquidity contributed to outperformance by the non-Treasury segments of the bond market. In particular, investors sought higher yields among more credit sensitive names, contributing to tightening spreads in the investment grade market. The relative calm of the first quarter was dashed in the second as a sovereign debt crisis in Europe triggered fears of another global banking crisis. As investors sought safety in the U.S. Treasury market, non-Treasury segments of the fixed income market declined, with notable weakness in the corporate bond market.

Throughout the period, the Federal Reserve Board (the Fed) left the federal Funds target rate unchanged in the 0.00% to 0.25% range, as policymakers acknowledged continued slack in the employment market and a lack of inflationary pressures. In the Treasury market, investors’ flight to quality drove yields sharply lower by the end of the second quarter. The 2-year Treasury bill yield fell from 1.14% at the end of 2009 to a new low of 0.60% by the end of the second quarter. The yield on the 10-year Treasury bond declined from 3.84% to 2.93%, its lowest level in over a year.

Fund Performance Overview

RS Investment Quality Bond VIP Series, sub-advised by Guardian Investor Services LLC (GIS), returned 5.74% for the six-month period ended June 30, 2010, outperforming the benchmark Barclays Capital U.S. Aggregate Bond Index, which returned 5.33% for the period. The Fund also outperformed the Lipper Intermediate Investment Grade Debt Funds peer group2, which had an average return of 5.21%. (The peer group consists of 86 variable annuity funds that invest primarily in investment grade debt with average maturities of 5 to 10 years.)

Throughout the period, the Fund continued to favor corporate credits over Treasury securities, which accounted for less than 7% of the portfolio as of June 30, 2010, compared with a benchmark weighting of more than 30%. By contrast, the Fund held overweight exposure to more credit sensitive areas of the fixed income market, including corporate bonds and spread products such as commercial and residential mortgage-backed securities (MBS). This strategy benefited both absolute and relative performance in the first quarter, helping the Fund to outperform the benchmark Barclays Capital U.S. Aggregate Bond Index by 0.63% for the first quarter.

On a negative note, the Fund’s overweighting in non-Treasury sectors proved detrimental in the second quarter, as investors sold riskier credits to once again seek the safety of the Treasury market. As a result of this positioning, the Fund underperformed the benchmark index by 0.24% for the second quarter. Despite the recent decline in the corporate bond market, we remain reassured by the efforts taken by many corporations to reduce debt and improve their balance sheet fundamentals. As a result, we continued to add to our weighting in corporate bonds over the six-month period.

In other areas of the fixed income market, we scaled back the Fund’s exposure to agency MBS and asset-backed securities (ABS). We also further reduced our weighting in Treasury securities. With these proceeds, we sharply increased our exposure to non-agency MBS (which are not backed by government agencies such as Fannie Mae) and added to our weighting in commercial mortgage-based securities (CMBS). In the non-agency MBS sector, we have favored seasoned issues that are backed by 15-year mortgage loans that carry less than 50% loan-to-value ratios, as well as credit enhancements

3

RS INVESTMENT QUALITY BOND VIP SERIES

to help support the performance of these bonds even in a deteriorating housing market. At the same time, we continue to conduct fundamental analysis on every investment we consider, paying particular attention to the credit risk attached to the underlying mortgages.

Outlook

Going forward, we believe that prospects for modest but continued growth in the U.S. economy will provide a favorable environment for non-Treasury assets. We continue to look for attractive investment opportunities, as we rely on our disciplined credit selection to identify potential holdings in the corporate bond market.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics

Total Net Assets: $604,621,286

Sector Allocation

Bond Quality Allocation[3]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	5.500%	12/1/2040	3.36%
FHLMC Mortgage Pass-Through	6.000%	10/1/2039	2.56%
FNMA Mortgage Pass-Through	4.500%	12/1/2040	2.52%
FNMA Mortgage Pass-Through	5.000%	5/1/2038	2.48%
U.S. Treasury Bonds	4.375%	11/15/2039	2.28%
FNMA Mortgage Pass-Through	5.000%	11/1/2039	1.67%
FHLMC CMO	5.500%	9/15/2035	1.54%
U.S. Treasury Notes	3.500%	5/15/2020	1.48%
Banc of America Commercial Mortgage, Inc.	5.350%	9/10/2047	1.03%
Wells Fargo Mortgage Backed Securities Trust	5.250%	2/25/2018	1.01%
Total			19.93%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital Aggregate Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	5.74%	12.23%	7.59%	5.45%	6.35%	7.77%
Barclays Capital U.S. Aggregate Bond Index[1]		5.33%	9.50%	7.55%	5.54%	6.47%	8.23%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$1,057.40	$2.86	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.02	$2.81	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities – 5.9%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,841,134	$1,582,587
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	15,393	15,273
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	1,700,000	1,816,943
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	356,200	348,509
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	968,765	948,213
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	5,600,000	5,813,523
DB Master Finance LLC 2006-1 A2 5.779% due 6/20/2031(2)	5,980,000	5,826,553
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016(3)	650,000	652,730
2009-3 A 2.54% due 9/15/2014	5,500,000	5,565,100
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	3,975,000	4,142,233
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,300,000	1,356,844
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	49,694	49,091
USA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	2,500,000	2,542,119
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	4,800,000	4,878,935

Total Asset Backed Securities (Cost $35,132,697)		35,538,653

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations – 14.3%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	$4,852,740	$4,924,590
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033(4)	3,703,686	3,707,616
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	1,756,082	1,783,145
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	2,653,785	2,440,378
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	1,728,149	1,681,631
2006-19CB A15 6.00% due 8/25/2036	2,110,798	1,623,073
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	786,370	734,201
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	3,072,690
1534 Z 5.00% due 6/15/2023	732,875	732,919
3227 PR 5.50% due 9/15/2035	8,458,331	9,290,063
FNMA 2006-45 AC 5.50% due 6/25/2036	758,285	771,245
2002-52 PB 6.00% due 2/25/2032	2,322,105	2,406,885
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	1,777,535	1,793,730
GNMA 1997-19 PG 6.50% due 12/20/2027(1)	3,131,916	3,228,455
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.482% due 6/25/2035(1)	5,913,000	5,827,527
2004-S2 1A3 4.75% due 11/25/2019	2,835,990	2,854,177
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	2,296,281	2,367,158
2003-10 3A7 5.50% due 11/25/2033	1,874,811	1,842,673
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	1,459,071	1,434,443
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	3,996,619	4,023,620

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-S20 1A4 5.50% due 12/25/2033	$5,334,773	$5,474,976
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	2,185,386	1,951,923
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	382,275	382,511
2005-1 1A1 4.75% due 1/25/2020	4,988,925	5,094,561
2005-2 2A1 4.75% due 4/25/2020(4)	4,556,650	4,591,021
2004-2 A1 5.00% due 1/25/2019	2,426,684	2,495,767
2006-1 A3 5.00% due 3/25/2021	1,289,255	1,261,604
2003-2 A7 5.25% due 2/25/2018(4)	5,900,000	6,096,004
2007-13 A7 6.00% due 9/25/2037	2,949,413	2,619,737

Total Collateralized Mortgage Obligations (Cost $85,969,302)		86,508,323

	Principal Amount	Value
Senior Secured Loans – 0.5%
Finance Companies – 0.1%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	750,000	728,813

		728,813
Food – 0.1%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(1)	211,235	210,561
Term Loan C 5.00% - 5.50% due 3/2/2017(1)	524,656	522,982

		733,543
Healthcare – 0.2%
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(1)	742,680	736,739

		736,739
Technology – 0.1%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	714,973	704,698

		704,698
Total Senior Secured Loans (Cost $2,913,108)		2,903,793

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.8%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)	$4,420,000	$4,755,956
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	2,350,000	2,464,359
2005-6 A4 5.35% due 9/10/2047(1)	5,800,000	6,210,157
2006-2 A4 5.928% due 5/10/2045(1)	3,400,000	3,601,027
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	4,500,000	4,739,833
1999-C1 B 6.20% due 2/14/2031	4,073,252	4,240,511
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	3,500,000	3,749,465
Commercial Mortgage Pass-Through Certificates 2004-LB2A A3 4.221% due 3/10/2039	926,085	932,512
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)	3,900,000	4,280,461
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	1,777,604	1,778,019
2001-CP4 A4 6.18% due 12/15/2035	1,210,728	1,242,993
2001-CK1 A3 6.38% due 12/18/2035	1,861,325	1,880,833
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	4,975,000	5,326,062
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	1,850,859
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	3,900,000	4,157,951
2004-GG1 A7 5.317% due 6/10/2036	3,549,000	3,793,670
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)(4)	4,000,000	4,202,932
2005-LDP5 A4 5.36% due 12/15/2044(1)(4)	2,880,000	3,063,449
2001-C1 A3 5.857% due 10/12/2035(4)	3,977,046	4,126,468

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(2)	$5,000,000	$5,341,215
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	4,400,000	4,656,985
2003-C8 A4 5.124% due 11/15/2032(1)	1,000,000	1,068,262
2002-C1 A4 6.462% due 3/15/2031	870,381	923,017
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	3,750,000	3,957,033
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	319,044	326,217
2005-HQ7 AAB 5.353% due 11/14/2042(1)	5,000,000	5,282,757
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 6.949% due 5/18/2032(1)(2)	4,237,000	4,483,312
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)	5,500,000	5,767,201
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,989,000	2,110,043
2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,626,431
2005-C21 APB 5.347% due 10/15/2044(1)	4,755,000	4,947,037

Total Commercial Mortgage-Backed Securities (Cost $103,536,309)		107,887,027

	Principal Amount	Value
Corporate Bonds – 32.7%
Aerospace & Defense – 0.3%
General Dynamics Corp. 4.50% due 8/15/2010	500,000	502,075
L-3 Communications Corp. 5.20% due 10/15/2019	500,000	521,525
TRW, Inc. 7.75% due 6/1/2029	500,000	639,163

		1,662,763
Automotive – 0.4%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	500,000	559,619
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	1,500,000	1,548,088

		2,107,707

June 30, 2010 (unaudited)	Principal Amount	Value
Banking – 5.2%
American Express Bank FSB 6.00% due 9/13/2017	$500,000	$548,783
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	1,500,000	1,681,141
Bank One Corp. 5.25% due 1/30/2013	600,000	638,542
Barclays Bank PLC Sr. Nt. 5.125% due 1/8/2020	1,600,000	1,591,528
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	2,400,000	2,505,339
City National Corp. 5.125% due 2/15/2013	700,000	731,426
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	857,243
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	1,000,000	1,008,701
5.30% due 8/13/2019	1,200,000	1,272,067
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	882,338
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,600,000	1,615,570
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	737,255
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,633,443
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,500,000	1,415,842
Merrill Lynch & Co. 6.05% due 8/15/2012	1,000,000	1,063,246
Morgan Stanley 5.95% due 12/28/2017	1,800,000	1,822,788
PNC Bank N.A. 6.875% due 4/1/2018	800,000	903,834
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	1,500,000	1,507,756
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	1,300,000	1,248,914
Sovereign Bank, Inc. 5.125% due 3/15/2013	600,000	608,030
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	800,000	838,086
The Goldman Sachs Group, Inc.
5.125% due 1/15/2015	1,600,000	1,680,696
5.625% due 1/15/2017	370,000	374,111
Sr. Nt.
5.375% due 3/15/2020	1,500,000	1,482,174

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Banking (continued)
USB Realty Corp. 6.091% due 12/22/2049(2)(5)	$950,000	$660,250
Wachovia Corp. 5.25% due 8/1/2014	700,000	741,290
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,308,398

		31,358,791
Brokerage – 0.7%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	1,200,000	1,244,525
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(5)(6)	1,000,000	100
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	1,600,000	1,690,681
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,084,231

		4,019,537
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,504,971
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,500,000	1,543,813

		3,048,784
Chemicals – 0.7%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	526,668
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	1,200,000	1,229,167
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	500,000	625,732
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	1,500,000	1,581,306

		3,962,873
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,293,427

		1,293,427
Consumer Products – 0.2%
Whirlpool Corp. Nt. 8.00% due 5/1/2012	1,000,000	1,093,967

		1,093,967

June 30, 2010 (unaudited)	Principal Amount	Value
Diversified Manufacturing – 0.3%
Pall Corp. Sr. Nt. 5.00% due 6/15/2020	$1,000,000	$1,037,267
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	845,763

		1,883,030
Electric – 1.2%
Alabama Power Co. 5.65% due 3/15/2035	750,000	805,952
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	748,473
Nevada Power Co. 6.65% due 4/1/2036	600,000	682,236
Pacific Gas & Electric Co. 6.05% due 3/1/2034	450,000	502,073
PacifiCorp 5.25% due 6/15/2035	350,000	351,735
Potomac Edison Co. 5.35% due 11/15/2014	850,000	923,939
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,702,824
Public Service Electric Gas Co. 5.125% due 9/1/2012	500,000	538,566
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,160,378

		7,416,176
Energy – 2.1%
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	655,929
Cenovus Energy, Inc. Sr. Nt. 5.70% due 10/15/2019	1,300,000	1,419,915
Chesapeake Energy Corp. 7.00% due 8/15/2014	1,500,000	1,524,375
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,918,600	1,983,353
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	500,000	556,565
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	1,500,000	1,650,483
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,200,000	1,339,867
Tosco Corp. 8.125% due 2/15/2030	500,000	666,459
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	550,000	506,194
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	600,000	726,772

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Energy (continued)
Weatherford International Ltd. 5.15% due 3/15/2013	$700,000	$733,324
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	1,110,712

		12,873,948
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,757,204
Viacom, Inc. 6.875% due 4/30/2036	800,000	905,655

		2,662,859
Food And Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	1,650,000	1,727,261
Diageo Capital PLC 5.50% due 9/30/2016	700,000	783,738
Kraft Foods, Inc. Sr. Nt. 6.125% due 2/1/2018	1,200,000	1,361,878
6.50% due 2/9/2040	500,000	559,165
Mead Johnson Nutrition Co. 4.90% due 11/1/2019(2)	1,200,000	1,268,905

		5,700,947
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,618,287
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	733,310
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,286,479
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,542,029

		6,180,105
Health Insurance – 0.1%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	539,498

		539,498
Healthcare – 1.1%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	750,000	892,319
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	1,000,000	1,104,540
Express Scripts, Inc. Sr. Nt. 6.25% due 6/15/2014	1,000,000	1,132,216
Fisher Scientific International, Inc. 6.125% due 7/1/2015	800,000	824,000

June 30, 2010 (unaudited)	Principal Amount	Value
Healthcare (continued)
Life Technologies Corp. Sr. Nt. 4.40% due 3/1/2015	$900,000	$930,938
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	744,214
Zimmer Holdings, Inc. Sr. Nt. 4.625% due 11/30/2019	1,200,000	1,260,160

		6,888,387
Industrial - Other – 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	1,790,528

		1,790,528
Insurance - Life – 1.7%
AXA SA 6.463% due 12/31/2049(2)(5)	800,000	623,000
MetLife, Inc. 6.40% due 12/15/2036	500,000	440,000
Sr. Nt. Series A 6.817% due 8/15/2018	1,400,000	1,583,464
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,168,097
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,500,000	1,736,932
Symetra Financial Corp. 6.125% due 4/1/2016(2)(7)	800,000	804,933
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	1,200,000	1,397,694
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	1,500,000	1,455,887
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	1,168,274

		10,378,281
Insurance P&C – 1.4%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,093,900
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	600,000	660,791
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	822,353
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,588,323

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Insurance P&C (continued)
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	$1,200,000	$1,234,998
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	394,993
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	1,500,000	1,608,058
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	1,000,000	1,094,227

		8,497,643
Media Cable – 1.1%
Comcast Corp.
6.45% due 3/15/2037	1,000,000	1,081,300
6.50% due 1/15/2017	1,100,000	1,260,422
Time Warner Cable, Inc.
5.40% due 7/2/2012	1,000,000	1,068,175
5.85% due 5/1/2017	2,900,000	3,184,058

		6,593,955
Media Noncable – 0.6%
Discovery Communications LLC 5.625% due 8/15/2019	1,200,000	1,298,977
News America Holdings, Inc. 8.00% due 10/17/2016	500,000	615,560
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,440,000

		3,354,537
Metals And Mining – 2.0%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	1,500,000	1,771,161
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	750,000	784,411
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	2,250,000	2,412,796
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	1,200,000	1,320,000
Noranda, Inc. 6.00% due 10/15/2015	750,000	811,568
Peabody Energy Corp. Series B 6.875% due 3/15/2013	1,500,000	1,511,250
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,500,000	1,505,625
Teck Resources Ltd. Sr. Nt. 5.375% due 10/1/2015	1,500,000	1,566,558
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	435,687

		12,119,056

June 30, 2010 (unaudited)	Principal Amount	Value
Non Captive Consumer – 0.2%
Household Finance Corp. 6.375% due 11/27/2012	$1,000,000	$1,079,939

		1,079,939
Non Captive Diversified – 0.9%
GATX Corp.
Sr. Nt. 4.75% due 10/1/2012 - 5/15/2015	1,650,000	1,726,965
General Electric Capital Corp. 6.75% due 3/15/2032	1,000,000	1,076,237
Sr. Nt.
5.625% due 5/1/2018	1,200,000	1,275,257
International Lease Finance Corp. Sr. Nt. 4.875% due 9/1/2010	1,500,000	1,492,500

		5,570,959
Paper – 0.2%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,300,000	1,356,875

		1,356,875
Pharmaceuticals – 1.0%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	1,400,000	1,562,077
Amgen, Inc. 5.85% due 6/1/2017	400,000	463,659
Astrazeneca PLC 6.45% due 9/15/2037	600,000	727,082
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	1,500,000	1,629,796
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	950,718
Wyeth 5.95% due 4/1/2037	475,000	538,056

		5,871,388
Pipelines – 1.3%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,675,424
Energy Transfer Partners LP
Sr. Nt.
6.70% due 7/1/2018	500,000	537,686
8.50% due 4/15/2014	750,000	868,961
Enterprise Products Operating LLC
5.20% due 9/1/2020	2,000,000	2,054,022
8.375% due 8/1/2066(1)	400,000	399,500
Magellan Midstream Partners LP 6.55% due 7/15/2019	1,200,000	1,347,660
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020(2)	1,000,000	1,022,567

		7,905,820

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Railroads – 0.4%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	$800,000	$923,628
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,184,986

		2,108,614
REITs – 1.2%
Equity One, Inc. 6.25% due 12/15/2014	1,100,000	1,146,674
ERP Operating LP 5.375% due 8/1/2016	775,000	832,214
Liberty Property LP 7.25% due 3/15/2011	700,000	722,143
PPF Funding, Inc. 5.35% due 4/15/2012(2)(7)	750,000	761,843
ProLogis Sr. Sec. Nt. 6.875% due 3/15/2020	1,500,000	1,417,758
Regency Centers LP 6.75% due 1/15/2012	1,375,000	1,442,987
WEA Finance LLC/WCI Finance LLC 5.40% due 10/1/2012(2)	900,000	953,938

		7,277,557
Retailers – 1.2%
CVS Caremark Corp. 5.75% due 6/1/2017	875,000	973,422
Kohl’s Corp. Sr. Nt. 6.25% due 12/15/2017	750,000	873,584
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	1,500,000	1,503,750
6.625% due 4/1/2011	1,280,000	1,307,200
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	1,500,000	1,707,363
Target Corp. Sr. Nt. 7.00% due 1/15/2038	600,000	766,471

		7,131,790
Supermarkets – 0.2%
New Albertsons, Inc. Sr. Nt. 7.50% due 2/15/2011	1,200,000	1,221,000

		1,221,000
Technology – 1.0%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	1,500,000	1,614,549
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	518,397
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	800,000	891,857

June 30, 2010 (unaudited)	Principal Amount	Value
Technology (continued)
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	$1,000,000	$1,169,705
International Business Machines Corp. 5.70% due 9/14/2017	400,000	464,913
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	1,000,000	1,118,695
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	560,160

		6,338,276
Wireless – 1.1%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(2)	1,500,000	1,550,177
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,560,355
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,398,743
Verizon Wireless Capital LLC Sr. Nt. 5.55% due 2/1/2014	800,000	896,916
Vodafone Group PLC
6.15% due 2/27/2037	350,000	362,896
Sr. Nt. 5.45% due 6/10/2019	1,000,000	1,070,469

		6,839,556
Wirelines – 1.6%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,302,220
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	850,000	1,097,942
France Telecom S.A.
7.75% due 3/1/2011(1)	800,000	834,799
8.50% due 3/1/2031(1)	335,000	460,995
Qwest Communications International, Inc. 7.125% due 4/1/2018(2)	1,500,000	1,496,250
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	1,600,000	1,664,000
Telecom Italia Capital 5.25% due 10/1/2015	550,000	555,087
Verizon Communications, Inc.
5.55% due 2/15/2016	800,000	896,007
6.40% due 2/15/2038	1,250,000	1,377,582

		9,684,882
Total Corporate Bonds (Cost $185,734,065)		197,813,455

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Hybrid ARMS – 0.4%
FNMA
5.772% due 12/1/2036(1)	$1,518,715	$1,613,781
6.113% due 8/1/2046(1)	1,022,192	1,073,421

Total Hybrid ARMS (Cost $2,558,218)		2,687,202

	Principal Amount	Value
Mortgage Pass-Through Securities – 16.6%
FHLMC
5.50% due 12/1/2040(8)	5,400,000	5,794,033
6.00% due 8/1/2039 - 10/1/2039	17,248,398	18,742,541
7.00% due 9/1/2038	1,519,504	1,690,092
FNMA
4.50% due 12/1/2040(8)	14,700,000	15,235,168
5.00% due 4/1/2023 - 12/1/2039	29,733,825	31,523,181
5.50% due 12/1/2040(8)	18,900,000	20,287,978
6.00% due 8/1/2021 - 11/1/2037	1,535,729	1,676,296
6.00% due 12/1/2040(8)	3,600,000	3,904,312
6.50% due 2/1/2013 - 12/1/2014	222,488	237,164
7.00% due 9/1/2014 - 6/1/2032	310,091	346,746
7.50% due 12/1/2029	272,304	310,180
8.00% due 1/1/2030 - 9/1/2030	90,393	104,701
GNMA
6.00% due 10/15/2032 - 12/15/2033	721,601	798,060

Total Mortgage Pass-Through Securities (Cost $98,672,592)		100,650,452

	Principal Amount	Value
Municipal Bonds – 2.1%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	1,200,000	1,306,260
California State General Obligation 5.25% due 4/1/2014	800,000	835,184
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	1,736,080

June 30, 2010 (unaudited)	Principal Amount	Value
Municipal Bonds (continued)
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	$1,000,000	$1,035,740
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	2,400,000	2,581,272
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	1,190,000	1,333,645
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	1,600,000	1,697,536
Oregon School Board Association 4.759% due 6/30/2028	450,000	407,790
San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	1,500,000	1,625,205

Total Municipal Bonds (Cost $11,842,349)		12,558,712

	Principal Amount	Value
U.S. Treasury – 6.9%
U.S. Treasury Bonds 4.375% due 11/15/2039	12,760,000	13,774,816
4.625% due 2/15/2040	3,020,000	3,394,667
U.S. Treasury Notes 3.00% due 2/28/2017	4,550,000	4,723,469
3.125% due 1/31/2017 - 4/30/2017	7,812,000	8,167,734
3.25% due 3/31/2017	920,000	969,450
3.50% due 5/15/2020	8,535,000	8,932,390
3.625% due 2/15/2020	1,554,000	1,641,897

Total U.S. Treasury (Cost $38,997,475)		41,604,423

	Principal Amount	Value
Short-Term Investments — 7.5%
American Honda Finance Corp. 0.25% due 7/14/2010	4,600,000	4,599,585
General Electric Capital Corp. 0.27% due 7/14/2010(4)	5,000,000	4,999,513
L’Oreal U.S.A., Inc. 0.20% due 7/14/2010(4)	10,000,000	9,999,278

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Short-Term Investments (continued)
Nestle Capital Corp. 0.12% due 7/14/2010(4)	$4,000,000	$3,999,827
Pepsico, Inc. 0.16% due 7/14/2010(4)	10,000,000	9,999,422
United Parcel Service, Inc. 0.14% due 7/14/2010(4)	6,500,000	6,499,671
Wheels, Inc. 0.30% due 7/14/2010(4)	5,000,000	4,999,458

Total Short-Term Investments (Cost $45,096,754)		45,096,754

	Principal Amount	Value
Repurchase Agreements – 3.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $18,217,000, due 7/1/2010(9)	18,217,000	18,217,000

Total Repurchase Agreements (Cost $18,217,000)		18,217,000
Total Investments - 107.7% (Cost $628,669,869)		651,465,794
Other Liabilities, Net - (7.7)%		(46,844,508)
Total Net Assets - 100.0%		$604,621,286

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2010.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $65,759,213, representing 10.9% of net assets of which $64,192,437, have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	Securities are segregated to cover to be announced securities, TBA.
(5)	Maturity is perpetual. Maturity date presented represents the next call date.
(6)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	$1,000,000	$996,693	$100

(7)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
PPF Funding, Inc.	$750,000	$748,422	$761,843	4/4/2007	0.13%
Symetra Financial Corp.	800,000	794,799	804,933	3/23/2006- 7/20/2006	0.13%

(8)	TBA — To be announced.
(9)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	4.375%	9/17/2010	$18,582,554

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$35,538,653	$—	$35,538,653
Collateralized Mortgage Obligations	—	86,508,323	—	86,508,323
Senior Secured Loans	—	2,903,793	—	2,903,793
Commercial Mortgage-Backed Securities	—	107,887,027	—	107,887,027
Corporate Bonds	—	197,813,455	—	197,813,455
Hybrid ARMS	—	2,687,202	—	2,687,202
Mortgage Pass-Through Securities	—	100,650,452	—	100,650,452
Municipal Bonds	—	12,558,712	—	12,558,712
U.S. Treasury	—	41,604,423	—	41,604,423
Short-Term Investments	—	45,096,754	—	45,096,754
Repurchase Agreements	—	18,217,000	—	18,217,000
Total	$—	$651,465,794	$—	$651,465,794

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$651,465,794
Cash and cash equivalents	679
Interest receivable	4,602,302
Receivable for fund shares subscribed	79,529

Total Assets	656,148,304

Liabilities
Payable for investments purchased	50,647,362
Payable for fund shares redeemed	598,955
Payable to adviser	245,885
Accrued trustees’ fees	6,582
Accrued expenses/other liabilities	28,234

Total Liabilities	51,527,018

Total Net Assets	$604,621,286

Net Assets Consist of:
Paid-in capital	$567,106,436
Accumulated undistributed net investment income	11,809,566
Accumulated net realized gain from investments	2,909,359
Net unrealized appreciation on investments	22,795,925

Total Net Assets	$604,621,286

Investments, at Cost	$628,669,869

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	47,553,042
Net Asset Value Per Share	$12.71

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Interest	$13,455,447

Total Investment Income	13,455,447

Expenses
Investment advisory fees	1,440,903
Custodian fees	52,376
Administrative service fees	40,176
Professional fees	34,021
Trustees’ fees	14,378
Other expenses	31,149

Total Expenses	1,613,003

Less: Custody credits	(111)

Total Expenses, Net	1,612,892

Net Investment Income	11,842,555

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	5,351,717
Net change in unrealized appreciation/depreciation on investments	15,403,473

Net Gain on Investments	20,755,190

Net Increase in Net Assets Resulting from Operations	$32,597,745

18	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$11,842,555	$22,049,411
Net realized gain/(loss) from investments	5,351,717	(1,174,210)
Net change in unrealized appreciation/depreciation on investments	15,403,473	30,960,374

Net Increase in Net Assets Resulting from Operations	32,597,745	51,835,575

Distributions to Shareholders
Net investment income	—	(22,022,989)
Net realized gain on investments	—	(3,401,456)

Total Distributions	—	(25,424,445)

Capital Share Transactions
Proceeds from sales of shares	47,535,888	145,716,497
Reinvestment of distributions	—	25,424,445
Cost of shares redeemed	(34,857,056)	(57,786,489)

Net Increase in Net Assets Resulting from Capital Share Transactions	12,678,832	113,354,453

Net Increase in Net Assets	45,276,577	139,765,583

Net Assets
Beginning of period	559,344,709	419,579,126

End of period	$604,621,286	$559,344,709

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(32,989)

Accumulated Undistributed Net Investment Income Included in Net Assets	$11,809,566	$—

Other Information:
Shares
Sold	3,838,971	12,265,599
Reinvested	—	2,094,270
Redeemed	(2,814,214)	(4,907,918)

Net Increase	1,024,757	9,451,951

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$12.02	$0.25	$0.44	$0.69	$—	$—	$—
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)
Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[4]	—	(0.56)
Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[5]	(0.53)
Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)	(0.58)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return²	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets³		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets³	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.71	5.74%	$604,621	0.56%		0.56%	4.11%	4.11%	63%
12.02	11.20%	559,345	0.58%		0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%		0.57%	4.57%	4.56%	186%
11.95	6.22%	473,404	0.59%		0.59%	4.79%	4.79%	145%
11.78	4.19%	386,035	0.60%	[6]	0.60%	4.61%	4.61%	130%
11.82	2.35%	328,708	0.59%	[6]	0.59%	4.06%	4.06%	169%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Includes return of capital distribution rounding $0.00 per share.

[5]	Rounds to $0.00 per share.

[6]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$25,424,445

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$—	$142	$(142)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$2,872

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were $1,591,779, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $562,715.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $628,750,222. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $26,731,893 and $(4,016,321), respectively, resulting in net unrealized appreciation of $22,715,572.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$229,423,713	$183,272,369
Sales	119,124,456	242,506,692

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Fund may purchase securities on a when-issued, delayed delivery, and to be announced (TBA) basis, with payment and delivery

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Assets have been segregated for these securities.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted in the schedule of investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

31

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Low Duration Bond VIP Series Commentary

Highlights

•

While investors’ renewed appetites for risk and higher returns drove outperformance by more credit-sensitive, non-Treasury areas of the fixed income market in the early months of 2010, this trend reversed later in the second quarter after the European debt crisis triggered a renewed flight to quality.

•

RS Low Duration Bond VIP Series outperformed both its benchmark Barclays Capital U.S. Government 1-3 Year Bond Index[1] and its Lipper peer group[2] in the first half of 2010, aided by strong performance by many of our credit sensitive holdings early in the period.

•

Given the risk/reward profiles we are seeing in the market at this time, we intend to maintain the Fund’s significant underweighting in the Treasury market, while we look instead to non-Treasury areas that might offer near-term return potential.

Market Overview

Bond markets fared well in the early part of the year, as investor confidence in the economic recovery and improved market liquidity contributed to outperformance by the non-Treasury segments of the bond market. In particular, investors sought higher yields among more credit sensitive names, contributing to spread tightening across non-treasury sectors in the investment grade market. The relative calm of the first quarter was dashed in the second as a sovereign debt crisis in Europe triggered fears of another global banking crisis. As investors sought safety in the U.S. Treasury market, non-Treasury segments of the fixed income market declined, with notable weakness in the corporate bond market.

Throughout the period, the Federal Reserve Board (the Fed) left the federal funds target rate unchanged in the 0.00% to 0.25% range, as policymakers acknowledged continued slack in the employment market and a lack of inflationary pressures. In the Treasury market, investors’ flight to quality drove yields sharply lower by the end of the second quarter. The 2-year Treasury bill yield fell from 1.14% at the end of 2009 to a new low of 0.60% by the end of the second quarter. The yield on the 10-year Treasury bond declined from 3.84% to 2.93%, its lowest level in over a year.

Fund Performance Overview

RS Low Duration Bond VIP Series, sub-advised by Guardian Investor Services LLC (GIS), returned 2.72% for the six-month period ended June 30, 2010, outperforming the Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, which returned 1.89% for the six-month period. The Fund outperformed the Lipper Short-Intermediate Investment Grade Debt Funds peer group, which had a 2.21% average return for the period. (The peer group consists of 39 variable annuity funds that invest primarily in short-intermediate term investment-grade debt with average maturities of one to three years.)

The Fund’s relative performance reflected our asset allocation strategy, which continued to favor the non-Treasury sectors of the fixed income market, with corresponding underweighting in the Treasury market. This strategy proved beneficial in the early months of the year, helping the Fund to outperform the benchmark Barclays Capital U.S. Aggregate Bond Index by 0.83% for the first quarter. Relative performance was assisted in particular by solid gains in a number of our corporate bond holdings, notably in the metals and mining and real estate investment trust (REIT) sectors.

By contrast, the Fund’s relative performance later in the second quarter was dampened by underweight exposure to Treasury securities, which benefited from investors’ renewed flight to quality. As a result of this positioning, the Fund underperformed the benchmark index by 0.02% for the second quarter.

As we continued to reduce our weighting in the Treasury market, Treasury securities accounted for less than 4% of Fund assets by June 30, 2010, compared with a more than 70% allocation in the benchmark index.

The Fund’s relative performance over the period also reflected our efforts to scale back our exposure to agency mortgage-backed securities (MBS) and to asset-backed securities (ABS). In particular, we took profits on shorter duration credit card and auto-related ABS, and then redeployed resources into non-agency MBS, which accounted for approximately 14% of the Fund by the end of the period. In this area, we relied on our credit analysis to identify issues we believe have attractive risk-adjusted yields and conservative loan-to-value ratios.

3

RS LOW DURATION BOND VIP SERIES

We also continued to add to our weighting in commercial mortgage backed securities (CMBS), which accounted for 24.8% of the Fund as of June 30, 2010. We remain constructive on the long-term value of select shorter-duration CMBS issues originated in a more stringent underwriting environment. We believe that these securities benefit from ample credit support that will enable them to more than withstand any deterioration in commercial real estate fundamentals.

Outlook

Despite the modest pace of recovery, we believe that the outlook for relatively slow economic growth and low inflation and interest rates will support the fixed income market, especially non-Treasury sectors which we believe are attractively valued on a relative basis. On the other hand, we believe that the Treasury sector offers little value following the recent rush-to-quality. Above all, we remain committed to our rigorous credit analysis and monitoring of macro fundamentals, as we seek to provide consistent performance to our shareholders through different economic cycles.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics Total Net Assets: $94,176,111

Sector Allocation

Bond Quality Allocation[3]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[4]

Caption	Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.875%	6/30/2015	2.49%
U.S. Treasury Notes	2.125%	5/31/2015	1.43%
GMAC Mortgage Corp. Loan Trust	5.250%	7/25/2034	1.02%
Navistar Financial Corp. Owner Trust	1.990%	1/21/2014	1.01%
First Union-Lehman Brothers-Bank of America	6.778%	11/18/2035	1.00%
LB UBS Commercial Mortgage Trust	4.931%	9/15/2035	0.98%
Residential Asset Securitization Trust	4.250%	5/25/2033	0.97%
Prime Mortgage Trust	4.750%	11/25/2019	0.97%
Ford Credit Floorplan Master Owner Trust	2.050%	2/15/2017	0.96%
Greenwich Capital Commercial Funding Corp.	4.569%	8/10/2042	0.96%
Total			11.79%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poors, Fitch Investors Service.
4

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	2.72%	6.07%	5.37%	4.56%	3.69%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]		1.89%	2.85%	4.94%	4.37%	3.65%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$1,027.20	$2.92	0.58%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.92	$2.91	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities – 15.3%
Ally Master Owner Trust 2010-3 A 2.88% due 4/15/2015(1)	$800,000	$811,253
American Express Credit Account Master Trust 2009-2 A 1.599% due 3/15/2017(2)	250,000	259,041
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	168,824	145,116
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	450,000	456,942
2009-2A A4 3.03% due 10/15/2016(1)	740,000	767,109
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	100,000	102,765
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	250,000	267,197
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	325,531	351,695
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	275,768	269,814
Chrysler Financial Lease Trust 2010-A A2 1.78% due 6/15/2011(1)	800,000	802,759
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(2)	193,339	189,237
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015(3)	700,000	726,690
2007-C A4A 5.42% due 3/17/2014	276,966	285,592
DB Master Finance LLC 2006-1 A2 5.779% due 6/20/2031(1)	875,000	852,548
Ford Credit Floorplan Master Owner Trust 2010-3 A2 2.049% due 2/15/2017(1)(2)	885,000	906,164
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016(4)	250,000	251,050
2009-3 A 2.54% due 9/15/2014	700,000	708,286
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	750,000	758,990
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	800,000	833,657

June 30, 2010 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Honda Auto Receivables Owner Trust 2009-3 A3 2.31% due 5/15/2013	$800,000	$812,382
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	600,000	626,236
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	600,000	606,098
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	950,000	954,205
PG&E Energy Recovery Funding LLC 2005-1 A5 4.47% due 12/25/2014	420,000	448,938
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	22,536	22,262
2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	11,739
World Omni Auto Receivables Trust 2010-A A4 2.21% due 9/15/2013	600,000	609,867
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	600,000	604,065

Total Asset Backed Securities (Cost $14,242,888)		14,441,697

	Principal Amount	Value
Collateralized Mortgage Obligations – 13.9%
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033(3)	489,136	489,655
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	430,364	436,996
Chase Mortgage Finance Corp. 2003-S14 3A1 5.50% due 1/25/2034	651,832	657,311
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	374,435	364,356
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	46,948	43,833
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	782,102	805,144

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 1534 Z 5.00% due 6/15/2023	$100,066	$100,072
20 H 5.50% due 10/25/2023	49,918	52,257
FNMA 2003-24 PU 3.50% due 11/25/2015	12,175	12,199
2003-63 GU 4.00% due 7/25/2033	10,194	10,526
2005-39 CL 5.00% due 12/25/2021	80,356	82,225
2006-45 AC 5.50% due 6/25/2036	54,353	55,281
2002-52 PB 6.00% due 2/25/2032	171,836	178,109
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	952,683	961,096
2004-J6 2A1 5.25% due 2/25/2035	460,960	465,160
GNMA 2002-93 NV 4.75% due 2/20/2032	2,581	2,605
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.479% due 2/25/2035(2)	426,320	429,366
2004-S2 1A3 4.75% due 11/25/2019	420,430	423,126
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	279,142	287,758
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	427,865	438,385
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	885,814	909,774
RAAC Series 2005-SP1 2A10 5.25% due 9/25/2034	90,349	90,303
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	50,105	49,260
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	898,920	912,116
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	595,792	592,231
2005-S1 2A1 4.75% due 2/25/2020	484,756	488,031
2003-S20 1A4 5.50% due 12/25/2033	412,371	423,209

June 30, 2010 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.437% due 10/25/2033(2)	$431,279	$429,252
2003-8 A1 4.50% due 8/25/2018	275,471	283,364
2005-1 1A1 4.75% due 1/25/2020	666,915	681,037
2003-6 1A1 5.00% due 6/25/2018	427,719	441,201
2004-2 A1 5.00% due 1/25/2019	710,479	730,705
2003-17 1A4 5.50% due 1/25/2034	737,337	742,170

Total Collateralized Mortgage Obligations (Cost $12,973,500)		13,068,113

	Principal Amount	Value
Senior Secured Loans – 1.2%
Energy – 0.3%
CITGO Petroleum Corp. Term Loan C –% due 6/15/2017(5)	300,000	298,188

		298,188
Finance Companies – 0.2%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(2)	200,000	194,350

		194,350
Food – 0.2%
Dole Food Co., Inc. Term Loan B 5.00% - 5.50% due 3/2/2017(2)	70,412	70,187
Term Loan C 5.00% - 5.50% due 3/2/2017(2)	174,885	174,327

		244,514
Healthcare – 0.3%
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(2)	247,560	245,580

		245,580
Technology – 0.2%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(2)	190,659	187,920

		187,920
Total Senior Secured Loans (Cost $1,168,459)		1,170,552

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities – 24.8%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	$580,000	$624,085
Asset Securitization Corp. 1996-D3 A4 8.173% due 10/13/2026(2)	600,000	639,390
Banc of America Commercial Mortgage, Inc. 2003-2 A3 4.873% due 3/11/2041	400,000	421,389
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	550,000	579,313
2003-PWR2 A4 5.186% due 5/11/2039	550,000	583,057
1999-C1 B 6.20% due 2/14/2031	407,257	423,981
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	650,000	680,541
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)	421,000	451,007
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	46,349	46,349
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	303,628	308,198
2004-LB2A A3 4.221% due 3/10/2039	499,373	502,839
Crown Castle Towers LLC Sr. Sec. Nt. 4.523% due 1/15/2015(1)	550,000	573,867
2006-1A AFX 5.245% due 11/15/2036(1)	248,000	256,690
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	600,000	618,881
2002-CP5 A1 4.106% due 12/15/2035	318,260	325,434
2004-C5 A2 4.183% due 11/15/2037	100,147	100,170
2004-C2 A2 5.416% due 5/15/2036	852,000	897,054
2001-CP4 A4 6.18% due 12/15/2035	172,961	177,570
2001-CK1 A3 6.38% due 12/18/2035	189,931	191,922
1997-C2 F 7.46% due 1/17/2035	575,000	632,330

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
First Union National Bank Commercial Mortgage Trust 2001-C4 A2 6.223% due 12/12/2033	$683,279	$712,816
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	872,000	942,193
GE Capital Commercial Mortgage Corp. 2003-C2 A2 4.17% due 7/10/2037	53,522	53,535
2004-C1 A3 4.596% due 11/10/2038	115,000	118,409
2003-C2 A4 5.145% due 7/10/2037	345,000	369,345
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.659% due 5/10/2040(2)	730,000	790,602
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	161,438	163,107
2005-GG3 A3 4.569% due 8/10/2042	890,000	901,061
2004-GG1 A7 5.317% due 6/10/2036	700,000	748,258
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	137,972	138,950
Hilton Hotel Pool Trust 2000-HLTA A1 7.055% due 10/3/2015(1)	167,769	169,698
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2 4.914% due 7/12/2037	111,659	113,521
2003-CB6 A2 5.255% due 7/12/2037	800,000	857,123
2001-C1 A3 5.857% due 10/12/2035	537,895	558,105
2001-CIBC A3 6.26% due 3/15/2033	492,011	498,693
LB UBS Comm’l. Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035	875,000	923,523
2002-C7 A4 4.96% due 12/15/2031	600,000	635,043
2003-C8 A4 5.124% due 11/15/2032	500,000	534,131
2002-C1 A4 6.462% due 3/15/2031	800,000	848,380
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	415,000	435,420
2003-T11 A3 4.85% due 6/13/2041	176,944	180,636

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-HQ7 AAB 5.353% due 11/14/2042(2)	$500,000	$528,276
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	347,000	367,609
Prudential Securities Secured Financing Corp. 1998-C1 D 7.141% due 1/15/2013(2)	77,686	78,097
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	426,360	439,431
1999-C1 G 6.949% due 5/18/2032(1)(2)	450,500	476,689
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	596,000	632,270
2004-C11 A5 5.215% due 1/15/2041	575,000	602,380
2005-C21 APB 5.347% due 10/15/2044(2)	470,000	488,982

Total Commercial Mortgage-Backed Securities (Cost $22,928,718)		23,340,350

	Principal Amount	Value
Corporate Bonds – 38.7%
Aerospace & Defense – 0.5%
L-3 Communications Corp. Sr. Sub. Nt. 6.125% due 7/15/2013	500,000	505,000

		505,000
Automotive – 0.5%
Ford Motor Credit Co. LLC Sr. Nt. 7.25% due 10/25/2011	500,000	513,635

		513,635
Banking – 5.1%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	500,000	519,512
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	300,000	298,785
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	350,000	364,101
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	300,000	308,474

June 30, 2010 (unaudited)	Principal Amount	Value
Banking (continued)
Countrywide Home Loans, Inc. Ser. L 4.00% due 3/22/2011	$250,000	$254,560
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	200,000	206,572
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	500,000	502,662
Merrill Lynch & Co., Inc. Sr. Nt. Ser. B 4.50% due 11/4/2010	350,000	353,247
Morgan Stanley Sr. Nt. 5.05% due 1/21/2011	250,000	253,716
Rabobank Nederland N.V. Nt. 2.65% due 8/17/2012(1)	250,000	254,903
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	502,585
Santander Holdings USA, Inc. Sr. Nt. 4.80% due 9/1/2010	250,000	251,462
Santander U.S. Debt S.A. Unipersonal 2.485% due 1/18/2013(1)	500,000	484,400
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	250,000	254,677

		4,809,656
Brokerage – 0.3%
BlackRock, Inc. Sr. Nt. 2.25% due 12/10/2012	300,000	306,246

		306,246
Building Materials – 1.2%
CRH America, Inc. 5.625% due 9/30/2011	250,000	259,502
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	550,000	563,657
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	250,000	257,302

		1,080,461
Chemicals – 1.0%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	500,000	504,193
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	400,000	421,942

		926,135

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Consumer Products – 0.3%
Whirlpool Corp. Nt. 8.00% due 5/1/2012	$250,000	$273,492

		273,492
Distributors – 0.3%
ONEOK, Inc. 7.125% due 4/15/2011	240,000	250,602

		250,602
Electric – 3.4%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	150,000	162,328
Allegheny Energy Supply Co. LLC Sr. Nt. 7.80% due 3/15/2011	300,000	314,790
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	500,000	513,719
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	200,000	211,249
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	200,000	205,059
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	519,287	529,672
National Rural Utilities Cooperative Finance Corp. Sr. Sec. Nt. 2.625% due 9/16/2012	200,000	205,182
NiSource Finance Corp. Sr. Nt. 7.875% due 11/15/2010	250,000	255,493
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	250,000	270,042
Pacific Gas & Electric Co. Sr. Nt. 4.20% due 3/1/2011	200,000	204,095
Virginia Electric and Power Co. Sr. Nt. 4.50% due 12/15/2010	350,000	355,517

		3,227,146
Energy – 2.3%
BP Capital Markets PLC 3.125% due 3/10/2012	350,000	323,583
Chesapeake Energy Corp. 7.00% due 8/15/2014	425,000	431,906
Chevron Corp. 3.45% due 3/3/2012	350,000	364,779
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(1)	350,000	353,500

June 30, 2010 (unaudited)	Principal Amount	Value
Energy (continued)
Transocean, Inc. Ser. A 1.625% due 12/15/2037	$500,000	$484,375
XTO Energy, Inc. 5.00% due 8/1/2010	250,000	250,722

		2,208,865
Entertainment – 0.3%
Time Warner, Inc. 5.50% due 11/15/2011	250,000	263,492

		263,492
Environmental – 0.3%
Allied Waste North America, Inc.
6.375% due 4/15/2011	100,000	103,359
6.50% due 11/15/2010	200,000	204,067

		307,426
Food And Beverage – 3.0%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	250,000	252,591
Anheuser-Busch InBev Worldwide, Inc.
2.50% due 3/26/2013(1)	250,000	252,964
3.00% due 10/15/2012	200,000	205,310
Diageo Finance BV 3.875% due 4/1/2011	250,000	253,932
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	300,000	301,668
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	500,000	509,477
PepsiAmericas, Inc. 5.625% due 5/31/2011	200,000	208,135
SABMiller PLC 6.20% due 7/1/2011(1)	500,000	522,527
Wm. Wrigley Jr. Co.
2.45% due 6/28/2012(1)	150,000	150,243
3.05% due 6/28/2013(1)	150,000	150,819

		2,807,666
Government Related – 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	250,000	259,636

		259,636
Health Insurance – 0.3%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	250,000	253,633

		253,633
Healthcare – 1.3%
AmerisourceBergen Corp. 5.625% due 9/15/2012	250,000	270,969
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	250,000	261,150

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Healthcare (continued)
Express Scripts, Inc. Sr. Nt. 5.25% due 6/15/2012	$300,000	$320,498
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/2011	100,000	103,375
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	300,000	303,473

		1,259,465
Insurance - Life – 2.0%
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	250,000	254,864
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	400,000	423,079
Metropolitan Life Global Funding I Nt. 2.875% due 9/17/2012(1)	200,000	204,752
New York Life Global Funding 2.25% due 12/14/2012(1)	200,000	203,868
Prudential Financial, Inc. Sr. Nt. 5.10% due 12/14/2011	500,000	522,006
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	250,000	258,774

		1,867,343
Insurance P&C – 0.9%
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	250,000	257,291
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	300,000	316,375
XL Capital Finance Europe PLC Sr. Nt. 6.50% due 1/15/2012	300,000	313,955

		887,621
Lodging – 0.5%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	500,000	497,500

		497,500
Media Cable – 0.9%
Comcast Corp. 5.45% due 11/15/2010	350,000	355,781
Time Warner Cable, Inc. 5.40% due 7/2/2012	475,000	507,383

		863,164
Media Noncable – 0.5%
Rainbow National Services LLC 8.75% due 9/1/2012(1)	200,000	200,500

June 30, 2010 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	$250,000	$240,000

		440,500
Metals And Mining – 2.4%
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	250,000	262,925
BHP Billiton Finance USA Ltd. 5.00% due 12/15/2010	250,000	254,454
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	300,000	325,500
Peabody Energy Corp. Ser. B 6.875% due 3/15/2013	500,000	503,750
Rio Tinto Alcan, Inc. Sr. Nt. 6.45% due 3/15/2011	100,000	103,480
Steel Dynamics, Inc. 7.375% due 11/1/2012	550,000	569,250
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	250,000	259,895

		2,279,254
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	250,000	248,520

		248,520
Non Captive Diversified – 1.4%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	300,000	315,821
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	500,000	505,552
International Lease Finance Corp. Sr. Nt. 4.875% due 9/1/2010	500,000	497,500

		1,318,873
Packaging – 0.2%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	210,000	217,538

		217,538
Paper – 0.3%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	300,000	313,125

		313,125
Pharmaceuticals – 1.5%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	350,000	364,978

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Pharmaceuticals (continued)
Merck & Co., Inc. Sr. Nt. 1.875% due 6/30/2011	$300,000	$302,831
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	350,000	369,239
Roche Holdings, Inc. 4.50% due 3/1/2012(1)	350,000	368,559

		1,405,607
Pipelines – 1.6%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	200,000	212,059
Enterprise Products Operating LLC 4.60% due 8/1/2012	300,000	313,763
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	300,000	322,473
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	400,000	413,000
Plains All American Pipeline LP 4.25% due 9/1/2012	250,000	261,189

		1,522,484
REITs – 2.1%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	250,000	266,853
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	200,000	214,144
Mack-Cali Realty LP Sr. Nt. 7.75% due 2/15/2011	300,000	309,032
Regency Centers LP
6.75% due 1/15/2012	300,000	314,833
7.95% due 1/15/2011	200,000	205,686
Simon Property Group LP Sr. Nt. 5.30% due 5/30/2013	300,000	322,743
Westfield Capital Corp. Ltd. 4.375% due 11/15/2010(1)	300,000	303,257

		1,936,548
Retailers – 0.5%
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	350,000	357,875
The Home Depot, Inc. Sr. Nt. 5.20% due 3/1/2011	100,000	102,518

		460,393
Supermarkets – 0.5%
Safeway, Inc. 4.95% due 8/16/2010	200,000	200,743

June 30, 2010 (unaudited)	Principal Amount	Value
Supermarkets (continued)
The Kroger Co. 6.80% due 4/1/2011	$250,000	$259,255

		459,998
Technology – 1.1%
Agilent Technologies, Inc. Sr. Nt. 4.45% due 9/14/2012	300,000	313,044
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	200,000	210,760
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	250,000	252,046
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	250,000	267,732

		1,043,582
Wireless – 0.5%
Verizon Wireless Capital LLC Sr. Nt. 5.25% due 2/1/2012	400,000	424,006

		424,006
Wirelines – 1.1%
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	250,000	260,000
Telecom Italia Capital S.A. 4.875% due 10/1/2010	250,000	251,850
Telefonica Emisiones SAU 2.582% due 4/26/2013	500,000	496,560

		1,008,410
Total Corporate Bonds (Cost $35,905,367)		36,447,022

	Principal Amount	Value
Government Agencies – 0.8%
Bank of America Corp. 3.125% due 6/15/2012(6)	350,000	365,515
PNC Funding Corp. 2.30% due 6/22/2012(6)	350,000	360,373

Total Government Agencies (Cost $707,637)		725,888

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA 6.113% due 8/1/2046(2)	76,727	80,573

Total Hybrid ARMS (Cost $77,420)		80,573

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Mortgage-Backed Securities – 0.2%
FHLMC 7.00% due 9/1/2038	$129,243	$143,753

Total Mortgage-Backed Securities (Cost $134,411)		143,753

	Principal Amount	Value
U.S. Treasury – 3.9%
U.S. Treasury Notes
1.875% due 6/30/2015	2,335,000	2,345,033
2.125% due 5/31/2015	1,325,000	1,347,777

Total U.S. Treasury (Cost $3,678,344)		3,692,810

	Principal Amount	Value
Repurchase Agreements – 1.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 6/30/2010, maturity value of $1,429,000, due 7/1/2010(7)	1,429,000	1,429,000
Total Repurchase Agreements (Cost $1,429,000)		1,429,000
Total Investments - 100.4% (Cost $93,245,744)		94,539,758
Other Liabilities, Net - (0.4)%		(363,647)
Total Net Assets - 100.0%		$94,176,111

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $13,939,727, representing 14.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2010.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	Rate to be determined on settlement date.
(6)	Classified under Government Agencies as a result of participation in the U.S. Government Troubled Asset Relief Program.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	4.10%	12/17/2018	$1,461,600

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$14,441,697	$—	$14,441,697
Collateralized Mortgage Obligations	—	13,068,113	—	13,068,113
Senior Secured Loans	—	1,170,552	—	1,170,552
Commercial Mortgage-Backed Securities	—	23,340,350	—	23,340,350
Corporate Bonds	—	36,447,022	—	36,447,022
Government Agencies	—	725,888	—	725,888
Hybrid ARMS	—	80,573	—	80,573
Mortgage-Backed Securities	—	143,753	—	143,753
U.S. Treasury	—	3,692,810	—	3,692,810
Repurchase Agreements	—	1,429,000	—	1,429,000
Total	$—	$94,539,758	$—	$94,539,758

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$94,539,758
Cash and cash equivalents	811
Receivable for investments sold	1,696,255
Interest receivable	676,753
Receivable for fund shares subscribed	13,007

Total Assets	96,926,584

Liabilities
Payable for investments purchased	2,637,863
Payable for fund shares redeemed	54,133
Payable to adviser	34,156
Accrued trustees’ fees	937
Accrued expenses/other liabilities	23,384

Total Liabilities	2,750,473

Total Net Assets	$94,176,111

Net Assets Consist of:
Paid-in capital	$90,970,428
Accumulated undistributed net investment income	1,455,683
Accumulated net realized gain from investments	455,986
Net unrealized appreciation on investments	1,294,014

Total Net Assets	$94,176,111

Investments, at Cost	$93,245,744

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	8,896,583
Net Asset Value Per Share	$10.59

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Interest	$1,690,095

Total Investment Income	1,690,095

Expenses
Investment advisory fees	181,824
Custodian fees	22,220
Professional fees	14,035
Shareholder reports	5,997
Administrative service fees	5,440
Other expenses	4,918

Total Expenses	234,434

Less: Custody credits	(22)

Total Expenses, Net	234,412

Net Investment Income	1,455,683

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	372,384
Net change in unrealized appreciation/depreciation on investments	287,239

Net Gain on Investments	659,623

Net Increase in Net Assets Resulting from Operations	$2,115,306

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$1,455,683	$1,723,648
Net realized gain from investments	372,384	216,949
Net change in unrealized appreciation/depreciation on investments	287,239	1,173,098

Net Increase in Net Assets Resulting from Operations	2,115,306	3,113,695

Distributions to Shareholders
Net investment income	—	(1,726,052)

Total Distributions	—	(1,726,052)

Capital Share Transactions
Proceeds from sales of shares	26,967,391	47,810,468
Reinvestment of distributions	—	1,726,052
Cost of shares redeemed	(5,179,040)	(14,331,117)

Net Increase in Net Assets Resulting from Capital Share Transactions	21,788,351	35,205,403

Net Increase in Net Assets	23,903,657	36,593,046

Net Assets
Beginning of period	70,272,454	33,679,408

End of period	$94,176,111	$70,272,454

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,455,683	$—

Other Information:
Shares
Sold	2,573,567	4,664,268
Reinvested	—	166,769
Redeemed	(494,525)	(1,403,416)

Net Increase	2,079,042	3,427,621

18	The accompanying notes are an integral part of these financial statements.

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19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$10.31	$0.16	$0.12	$0.28	$—	$—	$—
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)
Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)
Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.59	2.72%	$94,176	0.58%		0.58%	3.60%	3.60%	63%
10.31	6.38%	70,272	0.62%		0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%		0.68%	3.46%	3.46%	136%
9.91	5.48%	26,935	0.70%		0.79%	4.38%	4.29%	69%
9.82	4.07%	27,969	0.71%	[4]	0.72%	3.88%	3.87%	78%
9.81	1.25%	27,378	0.79%		0.79%	2.94%	2.94%	109%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[4]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in

22

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is

23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$1,722,070	$3,982

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$—	$3,982	$(3,982)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Long-Term Capital Gains
$86,436

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund utilized $104,121 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $93,245,744. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $1,544,205 and $(250,191), respectively, resulting in net unrealized appreciation/depreciation of $1,294,014.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2010, were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$44,766,348	$34,600,561
Sales	9,810,132	41,342,926

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

31

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS High Yield Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield Bond VIP Series Commentary

Highlights

•	The high yield market delivered strong positive performance for the six-month period ending June 30, 2010, supported by declining default rates and improved balance sheet fundamentals.

•

While RS High Yield Bond VIP Series delivered a solid gain for the period, it underperformed the benchmark Barclays Capital U.S. Corporate High-Yield Bond Index [1], due in part to our avoidance of more lower quality investments that outperformed the broader high yield market in the first quarter.

•	We continued to maintain a bias toward better quality high yield bonds that we believe offer an attractive balance of risk and reward to investors.

Market Overview

The high yield market maintained its positive momentum through the first quarter of 2010, as investors gained confidence in the economic recovery and sought higher yields beyond near-zero money market rates and tightening investment-grade bond yields. The Barclays Capital U.S. Corporate High-Yield Bond Index returned 4.62% in the first quarter, marking its 13th consecutive month of positive returns. During that period, lower rated bonds generally outperformed higher rated securities. While the strong performance by the high yield market extended into the early second quarter, market dynamics weakened somewhat in May and June as renewed economic concerns and the European sovereign debt crisis dampened investors’ tolerance for risk. Despite some widening in spreads late in the second quarter, the high yield market nonetheless delivered very solid returns for the six-month period overall, well outperforming the equity market. The high yield market also continues to exhibit strong positive fundamentals, as the average default rate has declined and corporate balance sheet fundamentals continue to improve.

Fund Performance Overview

RS High Yield Bond Fund VIP Series, sub-advised by Guardian Investor Services LLC (GIS), returned 3.33% for the six-month period ended June 30, 2010, but underperformed the benchmark Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 4.51%

for the period. The Fund also slightly underperformed its Lipper High Current Yield Funds peer group2, which returned 3.38% for the period. (The peer group consists of 111 variable annuity funds that invest primarily in high yield corporate securities.)

While the Fund delivered a solid positive return in the first half of 2010, it did underperform the Barclays Capital U.S. Corporate High-Yield Bond Index, largely due to our decision to underweight a number of high yielding credits that we considered to be essentially non-solvent. In the first quarter, issues rated CCC3 or below led the high yield market rally, as optimism over the economy prompted some yield-hungry investors to hold even the most toxic debt. In our view, such issues were simply too risky to own, given their often substantial balance sheet leverage and disappointing earnings performance. Instead, when we have purchased lower rated, high yield securities, we have focused on companies that have either strong asset coverage or solid earnings momentum.

The Fund’s credit selection worked in our favor later in the second quarter, however, enabling us to avoid some highly indebted leverage buyout (LBO) names and other troubled credits that declined sharply as investors lost their appetites for risk. We also took advantage of the renewed widening in high yield spreads to identify new opportunities that we believe offer value on both an absolute and relative basis.

Fund performance also benefited from our investment in a number of technology companies, which have capitalized on improved business spending on both hardware and enterprise software. On a negative note, relative performance in the second quarter was hurt by our investment in aerospace and defense as well as by several of our holdings in the gaming industry, which has not rebounded as quickly as other consumer discretionary sectors. We have been cautious regarding gaming and will continue to look to reduce our holdings in this sector.

Outlook

We believe that investors’ thirst for yield will combine with improving corporate earnings to create a favorable outlook for the high yield market. We expect that we will see moderate spread contraction in the high yield market during the remainder of the year. We also expect positive

3

RS HIGH YIELD BOND VIP SERIES

corporate earnings momentum and meaningful balance sheet improvements, as well as enhanced corporate liquidity and lower default rates.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD BOND VIP SERIES

Characteristics

Total Net Assets: $80,401,030

Bond Quality Allocation[4]

Top Ten Holdings[5]

Holding	Coupon	Maturity Date	% of Total Net Assets
CIT Group, Inc.	7.000%	5/1/2013	1.50%
OPTI Canada, Inc.	8.250%	12/15/2014	1.30%
First Data Corp.	9.875%	9/24/2015	1.23%
J.C. Penney Corp., Inc.	7.650%	8/15/2016	1.19%
Venoco, Inc.	11.500%	10/1/2017	1.10%
Block Communications, Inc.	8.250%	12/15/2015	1.06%
Ford Motor Credit Co. LLC	8.700%	10/1/2014	1.02%
DISH DBS Corp.	7.875%	9/1/2019	1.00%
SunGard Data Systems, Inc.	10.625%	5/15/2015	0.96%
International Lease Finance Corp.	5.650%	6/1/2014	0.93%
Total			11.29%

1	The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays Capital U.S. Corporate High Yield Bond Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Rating agencies’ independent ratings of individual bonds are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s and Fitch. When a rating from only two of the rating agencies is available the lower rating is used. Average Rating calculation does not reflect unrated and short-term holdings.
4	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield Bond VIP Series	9/13/99	3.33%	19.96%	3.67%	4.99%	5.12%	4.93%
Barclays Capital U.S. Corporate High-Yield Bond Index[1]		4.51%	26.77%	6.54%	7.17%	7.32%	6.74%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield Bond VIP Series and the Barclays Capital U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$1,033.30	$3.72	0.74%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.13	$3.70	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Corporate Bonds – 96.5%
Aerospace/Defense – 1.8%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$520,000	$546,000
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	325,000	318,500
Triumph Group, Inc. 8.00% due 11/15/2017	210,000	200,550
8.625% due 7/15/2018(1)	370,000	377,400

		1,442,450
Airlines – 0.3%
Delta Air Lines, Inc. Sr. Sec. Nt. 9.50% due 9/15/2014(1)	230,000	241,500

		241,500
Automotive – 5.7%
Allison Transmission, Inc. 11.00% due 11/1/2015(1)	440,000	460,900
American Axle & Manufacturing Holdings, Inc. Sr. Sec. Nt. 9.25% due 1/15/2017(1)	250,000	257,500
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	220,000	217,617
8.00% due 12/15/2016	300,000	306,777
8.125% due 1/15/2020	440,000	449,105
8.70% due 10/1/2014	790,000	823,329
Goodyear Tire & Rubber Co. Sr. Nt. 8.625% due 12/1/2011	72,000	74,880
8.75% due 8/15/2020	220,000	224,950
Lear Corp. 7.875% due 3/15/2018	220,000	220,550
8.125% due 3/15/2020	350,000	350,875
Navistar International Corp. 8.25% due 11/1/2021	560,000	568,400
TRW Automotive, Inc. 7.25% due 3/15/2017(1)	200,000	194,000
Sr. Nt. 8.875% due 12/1/2017(1)	390,000	401,700

		4,550,583
Banking – 2.0%
Bank of America Corp. Ser. M 8.125% due 5/15/2018(2)(3)	770,000	743,766
Citigroup Capital XXI 8.30% due 12/21/2057	420,000	409,054
Zions Bancorporation Sr. Nt. 7.75% due 9/23/2014	450,000	458,540

		1,611,360

June 30, 2010 (unaudited)	Principal Amount	Value
Brokerage – 1.4%
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)	$478,000	$507,875
Penson Worldwide, Inc. Sr. Sec. Nt. 12.50% due 5/15/2017(1)	660,000	653,400

		1,161,275
Chemicals – 1.7%
Hexion US Finance Corp. Sr. Sec. Nt. 8.875% due 2/1/2018	420,000	379,050
Huntsman International LLC Sr. Sub. Nt. 8.625% due 3/15/2020(1)	210,000	194,250
Koppers, Inc. 7.875% due 12/1/2019	200,000	202,000
LBI Escrow Corp. Sr. Sec. Nt. 8.00% due 11/1/2017(1)	310,000	319,300
NOVA Chemicals Corp. Sr. Nt. 8.375% due 11/1/2016	260,000	258,700

		1,353,300
Construction Machinery – 0.4%
Case New Holland, Inc. Sr. Nt. 7.875% due 12/1/2017(1)	320,000	322,400

		322,400
Consumer Cyclical Services – 1.2%
Live Nation Entertainment, Inc. Sr. Nt. 8.125% due 5/15/2018(1)	170,000	164,900
NCO Group, Inc. Sr. Nt. 5.311% due 11/15/2013(2)	125,000	106,250
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	350,000	354,375
Travelport LLC Sr. Nt. 5.163% due 9/1/2014(2)	370,000	345,950

		971,475
Consumer Products – 1.2%
Colt Defense LLC Sr. Nt. 8.75% due 11/15/2017(1)	220,000	174,350
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016(1)	430,000	445,050
Jarden Corp. 7.50% due 5/1/2017	220,000	215,600
Sr. Nt. 8.00% due 5/1/2016	130,000	133,575

		968,575

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Distributors – 0.2%
Inergy LP 8.75% due 3/1/2015	$140,000	$142,450

		142,450
Electric – 5.7%
Calpine Corp. Sr. Sec. Nt. 7.25% due 10/15/2017(1)	440,000	422,400
Dynegy Holdings, Inc. Sr. Nt. 7.50% due 6/1/2015(1)	260,000	204,425
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	310,000	266,600
Midwest Generation LLC Ser. B 8.56% due 1/2/2016	304,639	300,831
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	110,000	102,300
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	141,938	144,777
Ser. B 9.125% due 6/30/2017	375,702	388,382
Mirant North America LLC 7.375% due 12/31/2013	260,000	265,850
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	490,000	504,700
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	475,000	470,250
Texas Competitive Electric Holdings Co. LLC Ser. A 10.25% due 11/1/2015(5)	965,000	636,900
Ser. B 10.25% due 11/1/2015(5)	520,000	343,200
The AES Corp. Sr. Nt. 8.00% due 10/15/2017 - 6/1/2020	520,000	523,900

		4,574,515
Energy – 13.5%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	430,000	396,675
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	280,000	270,200
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	400,000	344,279
Antero Resources Finance Corp. Sr. Nt. 9.375% due 12/1/2017(1)	100,000	100,000

June 30, 2010 (unaudited)	Principal Amount	Value
Energy (continued)
Atlas Energy Operating Co. LLC 10.75% due 2/1/2018	$380,000	$405,175
Berry Petroleum Co. Sr. Sub. Nt. 8.25% due 11/1/2016	101,000	97,718
Sr. Nt. 10.25% due 6/1/2014	350,000	376,250
Chesapeake Energy Corp. 6.25% due 1/15/2018	100,000	101,000
7.00% due 8/15/2014	255,000	259,144
9.50% due 2/15/2015	400,000	442,000
CITGO Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	675,000	669,937
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	260,000	254,150
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(1)	200,000	197,500
11.75% due 7/15/2014(1)	290,000	310,300
Continental Resources, Inc. Sr. Nt. 7.375% due 10/1/2020(1)	220,000	216,150
8.25% due 10/1/2019	230,000	240,350
Denbury Resources, Inc. 8.25% due 2/15/2020	418,000	436,810
9.75% due 3/1/2016	280,000	302,400
Expro Finance Luxembourg SCA Sr. Sec. Nt. 8.50% due 12/15/2016(1)	180,000	171,900
Linn Energy LLC 9.875% due 7/1/2018	210,000	222,600
11.75% due 5/15/2017	220,000	249,700
OPTI Canada, Inc. Sr. Sec. Nt. 8.25% due 12/15/2014	1,200,000	1,044,000
9.00% due 12/15/2012(1)	130,000	131,300
Quicksilver Resources, Inc. 7.125% due 4/1/2016	540,000	498,150
8.25% due 8/1/2015	190,000	187,625
Sr. Nt. 11.75% due 1/1/2016	200,000	220,500
Rosetta Resources, Inc. 9.50% due 4/15/2018(1)	220,000	218,900
SandRidge Energy, Inc. 8.625% due 4/1/2015(4)	220,000	213,675
Sr. Nt. 9.875% due 5/15/2016(1)	200,000	203,000
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015(1)	660,000	620,400
Tesoro Corp. 9.75% due 6/1/2019	220,000	228,250
Transocean, Inc. Ser. B 1.50% due 12/15/2037	400,000	355,000

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Energy (continued)
Venoco, Inc. 11.50% due 10/1/2017	$870,000	$887,400

		10,872,438
Entertainment – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	260,000	276,900

		276,900
Food And Beverage – 2.3%
Aramark Corp. Sr. Nt. 3.844% due 2/1/2015(2)	108,000	99,360
8.50% due 2/1/2015	728,000	735,280
Constellation Brands, Inc. Ser. B 7.25% due 5/15/2017	140,000	141,925
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	500,000	513,750
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015(1)	330,000	339,900

		1,830,215
Gaming – 4.3%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	170,000	148,750
7.125% due 2/1/2016	340,000	279,650
Harrah’s Operating Co., Inc. Sr. Sec. Nt. 10.00% due 12/15/2018	420,000	344,400
12.75% due 4/15/2018(1)	220,000	210,100
MGM Resorts International Sr. Nt. 7.50% due 6/1/2016	260,000	204,750
Sr. Sec. Nt. 9.00% due 3/15/2020(1)	170,000	174,675
10.375% due 5/15/2014	110,000	119,625
11.125% due 11/15/2017	210,000	231,525
Sr. Nt. 11.375% due 3/1/2018(1)	140,000	131,600
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020(1)	350,000	324,187
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	158,000	163,530
Scientific Games International, Inc. 7.875% due 6/15/2016(1)	410,000	401,800
9.25% due 6/15/2019	480,000	490,800
Wynn Las Vegas LLC 7.875% due 5/1/2020(1)	200,000	201,000

		3,426,392

June 30, 2010 (unaudited)	Principal Amount	Value
Healthcare – 5.8%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016(1)	$780,000	$721,500
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014(1)	390,000	416,325
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016	325,000	338,813
Capella Healthcare, Inc. 9.25% due 7/1/2017(1)	500,000	505,000
Community Health Systems, Inc. 8.875% due 7/15/2015	410,000	422,812
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	200,000	205,750
8.50% due 4/15/2019	260,000	275,600
Sec. Nt. 9.125% due 11/15/2014	277,000	289,811
Sr. Sec. Nt. 9.875% due 2/15/2017	220,000	236,500
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	395,000	374,263
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	330,000	377,025
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017	100,000	102,750
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018(1)	420,000	405,300

		4,671,449
Home Construction – 1.7%
Beazer Homes USA, Inc. 9.125% due 6/15/2018	600,000	555,000
K Hovnanian Enterprises, Inc. Sr. Sec. Nt. 10.625% due 10/15/2016	280,000	280,000
Meritage Homes Corp. Ser. WI 7.15% due 4/15/2020	550,000	492,250

		1,327,250
Industrial - Other – 0.6%
Belden, Inc. 9.25% due 6/15/2019(1)	260,000	274,300
JohnsonDiversey Holdings, Inc. Sr. Nt. 8.25% due 11/15/2019(1)	200,000	206,000

		480,300
Insurance - Life – 1.0%
Genworth Financial, Inc. Sr. Nt. Ser. MTN 6.515% due 5/22/2018	440,000	423,578

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
Symetra Financial Corp. 8.30% due 10/15/2037(1)	$440,000	$369,600

		793,178
Lodging – 0.5%
Host Hotels & Resorts L.P. 9.00% due 5/15/2017	130,000	139,100
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	260,000	252,850

		391,950
Media Cable – 2.9%
CCO Holdings LLC 7.875% due 4/30/2018(1)	550,000	552,750
CSC Holdings LLC Sr. Nt. 8.50% due 6/15/2015	325,000	335,563
DISH DBS Corp. 7.875% due 9/1/2019	770,000	800,800
Insight Communications Co., Inc. Sr. Nt. 9.375% due 7/15/2018(1)	100,000	100,000
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	500,000	528,125

		2,317,238
Media Noncable – 8.8%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018(1)	180,000	178,200
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	880,000	855,800
Clear Channel Worldwide Holdings, Inc. Ser. B 9.25% due 12/15/2017(1)	330,000	331,650
Gannett Co., Inc. Sr. Nt. 9.375% due 11/15/2017(1)	110,000	115,775
GeoEye, Inc. Sr. Sec. Nt. 9.625% due 10/1/2015(1)	230,000	234,600
Hughes Network Systems LLC 9.50% due 4/15/2014	300,000	303,750
Sr. Nt. 9.50% due 4/15/2014	440,000	445,500
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	100,000	102,250
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014	260,000	265,850
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	410,000	436,650
Intelsat Subsidiary Holding Co. Ltd. 8.50% due 1/15/2013	660,000	664,950

June 30, 2010 (unaudited)	Principal Amount	Value
Media Noncable (continued)
8.875% due 1/15/2015(1)	$110,000	$111,237
8.875% due 1/15/2015	140,000	142,275
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	370,000	353,175
7.875% due 4/15/2018(1)	360,000	359,100
LIN Television Corp. 8.375% due 4/15/2018(1)	180,000	179,100
McClatchy Co. Sr. Sec. Nt. 11.50% due 2/15/2017(1)	420,000	426,300
Nielsen Finance LLC 11.50% due 5/1/2016	440,000	480,700
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	635,000	622,300
Sinclair Broadcast Group, Inc. 8.00% due 3/15/2012	320,000	312,400
Sinclair Television Group, Inc. Sr. Sec. Nt. 9.25% due 11/1/2017(1)	140,000	141,400

		7,062,962
Metals And Mining – 1.2%
CONSOL Energy, Inc. 8.00% due 4/1/2017(1)	330,000	340,725
8.25% due 4/1/2020(1)	210,000	218,925
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	270,000	265,275
Steel Dynamics, Inc. 7.625% due 3/15/2020(1)	110,000	109,450

		934,375
Non Captive Diversified – 4.1%
Ally Finanical, Inc. 8.00% due 3/15/2020(1)	220,000	215,050
8.30% due 2/12/2015(1)	420,000	425,250
CIT Group, Inc. Sr. Sec. Nt. 7.00% due 5/1/2013	1,260,000	1,206,450
International Lease Finance Corp. Sr. Nt. Ser. MTN 5.65% due 6/1/2014	840,000	745,500
Sr. Nt. 8.625% due 9/15/2015(1)	770,000	729,575

		3,321,825
Packaging – 2.4%
Ball Corp. 7.375% due 9/1/2019	200,000	208,000
Bway Holding Co. 10.00% due 6/15/2018(1)	200,000	208,500
Crown Americas LLC Sr. Nt. 7.625% due 5/15/2017(1)	260,000	269,100

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Packaging (continued)
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016	$260,000	$271,050
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.75% due 10/15/2016(1)	200,000	195,500
Sr. Nt. 8.50% due 5/15/2018(1)	440,000	431,750
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016	300,000	307,500

		1,891,400
Paper – 1.3%
Cascades, Inc. 7.75% due 12/15/2017	200,000	199,000
7.875% due 1/15/2020	310,000	308,450
Rock-Tenn Co. 9.25% due 3/15/2016	520,000	557,700

		1,065,150
Pharmaceuticals – 0.6%
Mylan, Inc. 7.625% due 7/15/2017(1)	100,000	102,000
7.875% due 7/15/2020(1)	400,000	408,000

		510,000
Pipelines – 3.7%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	520,000	483,600
Crosstex Energy L.P. 8.875% due 2/15/2018	530,000	529,337
El Paso Corp. Sr. Nt. 12.00% due 12/12/2013	520,000	599,300
MarkWest Energy Partners L.P. Ser. B 6.875% due 11/1/2014	130,000	124,800
Sr. Nt. Ser. B 8.50% due 7/15/2016	340,000	343,400
Niska Gas Storage US LLC Sr. Nt. 8.875% due 3/15/2018(1)	440,000	446,600
Regency Energy Partners L.P. Sr. Nt. 9.375% due 6/1/2016(1)	260,000	275,600
Targa Resources Partners L.P. 8.25% due 7/1/2016	140,000	137,550

		2,940,187
Railroads – 0.9%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	340,000	329,800
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	400,000	419,000

		748,800

June 30, 2010 (unaudited)	Principal Amount	Value
Retailers – 2.9%
J.C. Penney Corp., Inc. Sr. Nt. 7.65% due 8/15/2016	$870,000	$959,175
Michaels Stores, Inc. 11.375% due 11/1/2016	110,000	114,400
Rite Aid Corp. Sr. Sec. Nt. 7.50% due 3/1/2017	400,000	354,000
Sonic Automotive, Inc. Ser. B 9.00% due 3/15/2018	170,000	172,550
Susser Holdings LLC 8.50% due 5/15/2016(1)	450,000	450,000
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	310,000	315,425

		2,365,550
Supermarkets – 0.6%
Tops Markets LLC Sr. Sec. Nt. 10.125% due 10/15/2015(1)	470,000	484,100

		484,100
Technology – 7.5%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018(1)	210,000	203,700
Aspect Software, Inc. Sr. Nt. 10.625% due 5/15/2017(1)	330,000	330,000
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	370,000	369,075
DuPont Fabros Technology LP 8.50% due 12/15/2017(1)	380,000	389,500
First Data Corp. 9.875% due 9/24/2015	1,300,000	988,000
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015(1)	380,000	362,900
Iron Mountain, Inc. Sr. Sub. Nt. 8.375% due 8/15/2021	260,000	265,200
NXP BV Sr. Sec. Nt. 3.053% due 10/15/2013(2)	400,000	342,000
Seagate Technology HDD Holdings 6.80% due 10/1/2016	420,000	407,400
Sitel LLC Sr. Nt. 11.50% due 4/1/2018(1)	330,000	305,250
Stream Global Services, Inc. Sr. Sec. Nt. 11.25% due 10/1/2014	280,000	286,300
SunGard Data Systems, Inc. 10.625% due 5/15/2015	720,000	769,500

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Technology (continued)
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017	$250,000	$281,250
Trans Union LLC 11.375% due 6/15/2018(1)	400,000	414,000
Viasystems, Inc. Sr. Sec. Nt. 12.00% due 1/15/2015(1)	280,000	302,400

		6,016,475
Textile – 0.4%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	100,000	101,375
Phillips-Van Heusen Corp. Sr. Nt. 7.375% due 5/15/2020	230,000	232,013

		333,388
Transportation Services – 2.4%
Avis Budget Car Rental LLC 2.936% due 5/15/2014(2)	85,000	73,313
Sr. Nt. 7.625% due 5/15/2014	85,000	81,812
7.75% due 5/15/2016	255,000	238,106
9.625% due 3/15/2018(1)	350,000	353,500
Hertz Corp. 8.875% due 1/1/2014	690,000	698,625
Navios Maritime Holdings, Inc. Sr. Nt. 8.875% due 11/1/2017(1)	280,000	282,100
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	200,000	199,000

		1,926,456
Wireless – 4.1%
Nextel Communications, Inc. Ser. F 5.95% due 3/15/2014	740,000	686,350
Ser. E 6.875% due 10/31/2013	200,000	193,750
Ser. D 7.375% due 8/1/2015	100,000	95,000
NII Capital Corp. 8.875% due 12/15/2019	660,000	666,600
SBA Telecommunications, Inc. 8.00% due 8/15/2016(1)	320,000	331,200
8.25% due 8/15/2019(1)	220,000	231,550
Sprint Capital Corp. 6.90% due 5/1/2019	655,000	592,775
Sprint Nextel Corp. Sr. Nt. 8.375% due 8/15/2017	520,000	520,000

		3,317,225

June 30, 2010 (unaudited)	Principal Amount	Value
Wirelines – 1.1%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	$460,000	$457,125
New Communications Holdings, Inc. Sr. Nt. 8.25% due 4/15/2017(1)	220,000	220,825
Windstream Corp. 7.875% due 11/1/2017	240,000	234,300

		912,250
Total Corporate Bonds (Cost $76,060,140)		77,557,336

	Principal Amount	Value
Senior Secured Loans – 0.5%
Technology – 0.5%
InfoGroup, Inc. New Term Loan B –% due 5/18/2016(7)	400,000	391,000

		391,000
Total Senior Secured Loans (Cost $392,000)		391,000

	Shares	Value
Common Stocks – 1.1%
Banking – 0.6%
Citigroup, Inc.(8)	125,692	472,602

		472,602
Energy– 0.5%
Stallion Oilfield Services(1)(6)(8)	23,944	408,900

		408,900
Total Common Stocks (Cost $939,558)		881,502

	Principal Amount	Value
Repurchase Agreements – 1.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $998,000, due 7/1/2010(9)	$998,000	998,000
Total Repurchase Agreements (Cost $998,000)		998,000
Total Investments - 99.3% (Cost $78,389,698)		79,827,838
Other Assets, Net - 0.7%		573,192
Total Net Assets - 100.0%		$80,401,030

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2010, the aggregate market value of these securities amounted to $27,047,266, representing 33.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2010.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Step-up bond.
(6)	Fair valued security. See 1a in Notes to Financial Statements.
(7)	Rate to be determined on settlement date.
(8)	Non-income producing security.
(9)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	4.75%	1/19/2016	$1,022,388

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$77,557,336	$—	$77,557,336
Senior Secured Loans	—	391,000	—	391,000
Common Stocks
Banking	472,602	—	—	472,602
Energy	—	408,900	—	408,900
Repurchase Agreements	—	998,000	—	998,000
Total	$472,602	$79,355,236	$—	$79,827,838

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$79,827,838
Cash and cash equivalents	17,426
Interest receivable	1,516,513
Receivable for investments sold	1,106,488
Receivable for fund shares subscribed	25,240

Total Assets	82,493,505

Liabilities
Payable for investments purchased	2,018,138
Payable to adviser	39,442
Payable for fund shares redeemed	10,351
Accrued trustees’ fees	1,019
Accrued expenses/other liabilities	23,525

Total Liabilities	2,092,475

Total Net Assets	$80,401,030

Net Assets Consist of:
Paid-in capital	$84,687,474
Accumulated undistributed net investment income	3,431,259
Accumulated net realized loss from investments	(9,155,843)
Net unrealized appreciation on investments	1,438,140

Total Net Assets	$80,401,030

Investments, at Cost	$78,389,698

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	10,807,442
Net Asset Value Per Share	$7.44

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Interest	$3,629,149

Total Investment Income	3,629,149

Expenses
Investment advisory fees	247,251
Custodian fees	24,959
Professional fees	14,167
Administrative service fees	6,196
Shareholder reports	6,126
Trustees’ fees	2,187
Other expenses	3,509

Total Expenses	304,395

Less: Custody credits	(10)

Total Expenses, Net	304,385

Net Investment Income	3,324,764

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	722,723
Net change in unrealized appreciation/depreciation on investments	(1,396,782)

Net Loss on Investments	(674,059)

Net Increase in Net Assets Resulting from Operations	$2,650,705

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$3,324,764	$5,629,384
Net realized gain/(loss) from investments	722,723	(1,289,133)
Net change in unrealized appreciation/depreciation on investments	(1,396,782)	16,907,252

Net Increase in Net Assets Resulting from Operations	2,650,705	21,247,503

Distributions to Shareholders
Net investment income	—	(5,541,677)

Total Distributions	—	(5,541,677)

Capital Share Transactions
Proceeds from sales of shares	8,468,763	22,065,646
Reinvestment of distributions	—	5,541,677
Cost of shares redeemed	(13,832,391)	(7,462,649)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(5,363,628)	20,144,674

Increase from Regulatory Settlements	—	13,130

Net Increase/(Decrease) in Net Assets	(2,712,923)	35,863,630

Net Assets
Beginning of period	83,113,953	47,250,323

End of period	$80,401,030	$83,113,953

Accumulated Undistributed Net Investment Income Included in Net Assets	$3,431,259	$106,495

Other Information:
Shares
Sold	1,140,512	3,452,975
Reinvested	—	775,060
Redeemed	(1,871,760)	(1,144,516)

Net Increase/(Decrease)	(731,248)	3,083,519

16	The accompanying notes are an integral part of these financial statements.

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17

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$7.20	$0.31	$(0.07)	$0.24	$—	$—	$—
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)
Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)
Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)
Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	—	(0.55)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.44	3.33%	$80,401	0.74%	0.74%	8.07%	8.07%	50%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%
7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%
8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%
8.33	3.30%	63,890	0.80%	0.80%	6.35%	6.35%	88%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES (UNAUDITED)

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES (UNAUDITED)

unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$5,541,677

22

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES (UNAUDITED)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$(2,060,960)	$36,113	$2,024,847

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$193,486

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2010	$2,886,016
2016	4,762,996
2017	2,229,558

Total	$9,878,570

Capital loss carryovers of $2,047,830 expired in the year ended December 31, 2009.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $78,389,698. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $3,225,024 and $(1,786,884), respectively, resulting in net unrealized appreciation of $1,438,140.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $40,624,070 and $41,320,442, respectively, for the six months ended June 30, 2010.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior

23

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES (UNAUDITED)

lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-Kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

f. Below Investment Grade Securities The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the

Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com

RS Money Market VIP Series Commentary

Highlights

•

Despite some recent tremors triggered by the European debt crisis, underlying fundamentals in the money markets continued to improve in the first half of 2010, due in part to the Federal Reserve Board’s (the Fed) aggressive liquidity supporting initiatives, which are now being phased out.

•	The federal funds rate remained anchored in the range of 0.00% to 0.25% through the period, limiting the potential returns available for funds.

•	RS Money Market Fund delivered positive returns but underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

Market Overview

As financial market conditions continued to stabilize in the early months of 2010, the Federal Reserve began to roll back some of its asset buying programs and other liquidity enhancing measures implemented in the wake of the 2008 financial markets implosion. While the Federal Reserve Open Market Committee (FOMC) raised its discount lending rate from 0.50% to 0.75% in February, it also kept the federal funds rate unchanged in the 0.00% to 0.25% range, as Fed policymakers acknowledged constraints on growth posed by high unemployment, tight credit conditions, and reduced household wealth. Moreover, the FOMC also stated that low rates of resource utilization, subdued inflation trends, and stable inflation expectations were likely to warrant an exceptionally low federal funds rate for “an extended period.”

Despite the low interest rate environment, global financial markets suffered renewed volatility later in the second quarter after a sovereign debt crisis in Europe raised questions over the solvency of a number of European banks. As investors reacted to new strains on the global financial system, as well as signs of weaker-than-expected economic growth at home and abroad, they once again sought safety in the U.S. Treasury market. As a result, the yield on the 2-year Treasury note fell from 1.14% at the end of 2009 to a new low of 0.61% by the end of the second quarter.

Several factors continued to affect returns in money market funds in particular. Given the federal funds target range of 0.00% to 0.25%, money market funds are investing in issues at offering levels that are among the lowest in history. Moreover, as many commercial paper issuers and programs have reduced or halted their issuance, the supply of commercial paper has continued to decline from peak levels in 2007.

Fund Performance Overview

For the six-month period ended June 30, 2010, RS Money Market VIP Series, sub-advised by Guardian Investor Services LLC (GIS), returned 0.02%2, compared to a 0.06.% return for the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index.

Our investment strategy is to create a diversified portfolio of money market instruments that present minimal credit risks according to our criteria. We do not believe in taking on incremental risk in the pursuit of a few basis points of additional return. Instead, we seek investments with a focus on preserving capital and maintaining credit quality.

The Fund seeks to mitigate risk by diversifying holdings across a range of money market instruments, including commercial paper, U.S. government securities, agency securities, bank certificates of deposit and other obligations. Nonetheless, the Fund continues to hold the majority of its exposure in high-grade, first-tier commercial paper issued by either financial or industrial companies. We also have maintained exposure to floating rate taxable municipal bonds, given the attractive rates offered by high quality issuers in this area. The Fund also holds investments in stand-alone high grade taxable municipal paper, as well in U.S. government agency bills.

We note that the Securities and Exchange Commission recently enacted amendments to Rule 2a-7, under which the Fund operates. Among other purposes, these changes are intended to improve the liquidity and credit quality of the portfolios held by money market funds, while also increasing transparency regarding the portfolio holdings of money market funds. Beginning on or before October 7, 2010, we will post month-end Fund holdings on www.guardianinvestor.com

3

RS MONEY MARKET VIP SERIES

Outlook

We believe the underlying fundamentals of the fixed income markets remain relatively healthy, due in part to the aggressive actions taken by the Fed and the Treasury over the past year and a half. In the near term, we expect interest rates and consequently money market returns to remain low, given expectations that the Fed will keep the targeted federal funds rate unchanged until sometime in 2011. We will seek to continue to avoid exposure to credits that we feel could come under stress in the near-term economic environment, as we pursue the Fund’s objective.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

4

RS MONEY MARKET VIP SERIES

Characteristics

Total Net Assets: $183,324,617

Portfolio Statistics		Sector Allocation
Average Maturity (days)	36
Current 7-Day Yield
With Fee Waiver[2]	0.01%
Without Fee waiver	-0.32%
Effective 7-Day Yield
With Fee Waiver[2]	0.01%
Without Fee waiver	-0.32%

Annualized historical yields for the 7-day period ended June 30, 2010. Effective yield assumes reinvested income. Yields will vary.

Top Ten Holdings[3]

Holding	Discount/Coupon	Maturity Date	% of Total Net Assets
United States Treasury Bill	0.135%	9/30/2010	5.45%
Connecticut St. Housing Fin. Auth.	0.360%	7/1/2010	4.70%
Triborough Brdg. & Tunl. Auth. NY Revs.	2.000%	11/15/2010	2.74%
Massachusetts St. Wtr. Res. Auth.	0.350%	7/9/2010	2.73%
New York St. Urban Dev. Corp. Rev.	0.320%	7/1/2010	2.73%
Private Export Funding Corp.	0.170%	7/6/2010	2.73%
International Business Machines Corp.	0.130%	7/8/2010	2.73%
National Rural Utilities Cooperative Finance Corp.	0.280%	7/7/2010	2.73%
American Transmission Co., LLC	0.250%	7/8/2010	2.73%
United Parcel Service, Inc.	0.140%	7/14/2010	2.73%
Total			32.00%

5

RS MONEY MARKET VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.02%	0.04%	1.47%	2.57%	2.34%	5.04%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]		0.06%	0.18%	1.67%	2.84%	2.73%	5.23%

Please refer to page 5 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1

The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.

2	Guardian Investor Services LLC, the Fund’s subadviser, voluntarily waived expenses to maintain a minimum yield threshold for RS Money Market Fund for the six-month period ended June 30, 2010. There is no guarantee that the waiver will be in effect for subsequent periods.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$1,000.20	$0.86	0.17%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.93	$0.87	0.17%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Commercial Paper – 61.9%
Airport Development & Maintenance – 2.7%
Los Angeles Department of Airports 0.35% due 7/12/2010	$5,000,000	$4,999,465

		4,999,465
Computers – 5.5%
Dell, Inc. 0.19% due 7/23/2010(1)	5,000,000	4,999,419
International Business Machines Corp. 0.13% due 7/8/2010(1)	5,000,000	4,999,874

		9,999,293
Conglomerates – 2.7%
General Electric Capital Corp. 0.30% due 7/20/2010	5,000,000	4,999,208

		4,999,208
Education Revenue – 4.1%
Pres & Fell Harvard 0.24% due 7/12/2010	5,000,000	4,999,633
Yale University 0.22% due 7/1/2010	2,500,000	2,500,000

		7,499,633
Electric – 6.6%
American Transmission Co., LLC 0.25% due 7/8/2010(1)	5,000,000	4,999,757
Emerson Electric Co. 0.20% due 7/28/2010(1)	2,000,000	1,999,700
0.22% due 8/10/2010(1)	5,000,000	4,998,778

		11,998,235
Finance Companies – 3.8%
Private Export Funding Corp. 0.17% due 7/6/2010(1)	5,000,000	4,999,882
0.34% due 12/13/2010(1)	2,000,000	1,996,883

		6,996,765
Food And Beverage – 8.2%
Campbell Soup Co. 0.25% due 8/3/2010(1)	5,000,000	4,998,854
Pepsico, Inc. 0.19% due 7/13/2010(1)	5,000,000	4,999,683
The Coca-Cola Co. 0.27% due 8/16/2010(1)	2,000,000	1,999,310
0.36% due 10/6/2010(1)	3,000,000	2,997,090

		14,994,937
Household Products - Wares – 1.6%
Proctor & Gamble Co. 0.21% due 7/6/2010(1)	3,000,000	2,999,913

		2,999,913
Personal Products – 2.7%
L’Oreal U.S.A., Inc. 0.23% due 8/16/2010(1)	5,000,000	4,998,531

		4,998,531

June 30, 2010 (unaudited)	Principal Amount	Value
Pharmaceuticals – 10.4%
Abbot Laboratories 0.21% due 7/20/2010(1)	$2,000,000	$1,999,778
Johnson & Johnson 0.19% due 8/5/2010(1)	5,000,000	4,999,077
Medtronic, Inc. 0.19% due 7/19/2010(1)	5,000,000	4,999,525
Merck & Co., Inc. 0.19% due 8/5/2010(1)	5,000,000	4,999,076
Roche Holdings, Inc. 0.15% due 7/19/2010(1)	2,000,000	1,999,850

		18,997,306
Software – 1.6%
Microsoft Corp. 0.19% due 8/17/2010(1)	3,000,000	2,999,256

		2,999,256
Telecommunications – 2.7%
AT&T, Inc. 0.17% due 7/30/2010(1)	5,000,000	4,999,315

		4,999,315
Tobacco – 1.1%
Philip Morris International, Inc. 0.30% due 8/11/2010(1)	2,000,000	1,999,317

		1,999,317
Transportation – 5.5%
NetJets, Inc. 0.21% due 8/2/2010(1)	5,000,000	4,999,067
United Parcel Service, Inc. 0.14% due 7/14/2010	5,000,000	4,999,747

		9,998,814
Utilities - Electric & Water – 2.7%
National Rural Utilities Cooperative Finance Corp. 0.28% due 7/7/2010	5,000,000	4,999,767

		4,999,767
Total Commercial Paper (Cost $113,479,755)		113,479,755

	Principal Amount	Value
Municipal Securities – 24.3%
Connecticut – 4.7%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.36% due 7/1/2010(2)	8,615,000	8,615,000

		8,615,000
District Of Columbia – 0.6%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.24% due 7/1/2010(2)	1,000,000	1,000,000

		1,000,000

8	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Iowa – 2.0%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.32% due 7/1/2010(2)	$3,735,000	$3,735,000

		3,735,000
Massachusetts – 2.7%
Massachusetts St. Wtr. Res. Auth. 0.35% due 7/9/2010	5,000,000	5,000,000

		5,000,000
Nebraska – 3.0%
Nebraska Pub. Pwr. Dist. 0.30% due 7/14/2010	2,000,000	1,999,783
0.37% due 11/1/2010	3,525,000	3,520,544

		5,520,327
New York – 11.3%
New York St. Environmental Facs. Corp. St. Personal Income Tax Rev. 3.50% due 12/15/2010	3,095,000	3,133,732
New York St. Pwr. Auth. 0.45% due 7/15/2010	5,000,000	4,999,125
New York St. Urban Dev. Corp. Rev. St. Facs. Ser. A3A 0.32% due 7/1/2010(2)	2,500,000	2,500,000
St. Facs. Ser. A3C 0.32% due 7/1/2010(2)	5,000,000	5,000,000
Triborough Brdg. & Tunl. Auth. NY Revs. Bd. Antic. Nts. 2.00% due 11/15/2010	5,000,000	5,029,136

		20,661,993
Total Municipal Securities (Cost $44,532,320)		44,532,320

	Principal Amount	Value
U.S. Government Securities – 13.6%
U.S. Treasury Bills – 13.6%
United States Treasury Bill 0.125% due 7/29/2010	5,000,000	4,999,514
0.135% due 7/22/2010-9/30/2010	10,000,000	9,997,900
0.146% due 7/22/2010	5,000,000	4,999,574
0.175% due 12/23/2010	5,000,000	4,995,746

		24,992,734
Total U.S. Government Securities (Cost $24,992,734)		24,992,734

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $653,000, due 7/1/2010(3)	$653,000	$653,000
Total Repurchase Agreements (Cost $653,000)		653,000
Total Investments - 100.2% (Cost $183,657,809)		183,657,809
Other Liabilities, Net - (0.2)%		(333,192)
Total Net Assets - 100.0%		$183,324,617

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2010, the aggregate market value of these securities amounted to $85,981,935, representing 46.9% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2010.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	4.375%	9/17/2010	$668,952

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commerical Paper	$—	$113,479,755	$—	$113,479,755
Municipal Securities	—	44,532,320	—	44,532,320
U.S. Government Securities	—	24,992,734	—	24,992,734
Repurchase Agreements	—	653,000	—	653,000
Total	$—	$183,657,809	$—	$183,657,809

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$183,657,809
Cash and cash equivalents	258
Receivable for fund shares subscribed	124,718
Interest receivable	73,162
Due from subadviser	48,907

Total Assets	183,904,854

Liabilities
Payable for fund shares redeemed	499,557
Payable to adviser	69,507
Accrued trustees’ fees	1,434
Accrued expenses/other liabilities	9,739

Total Liabilities	580,237

Total Net Assets	$183,324,617

Net Assets Consist of:
Paid-in capital	$183,331,520
Accumulated undistributed net investment income	28,454
Accumulated net realized loss from investments	(35,357)

Total Net Assets	$183,324,617

Investments, at Cost	$183,657,809

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	183,332,108
Net Asset Value Per Share	$1.00

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Interest	$203,964

Total Investment Income	203,964

Expenses
Investment advisory fees	441,241
Professional fees	16,603
Custodian fees	15,258
Administrative service fees	12,096
Shareholder reports	6,477
Trustees’ fees	3,987
Other expenses	8,792

Total Expenses	504,454

Less: Expense waiver by subadviser	(334,095)
Less: Custody credits	(18)

Total Expenses, Net	170,341

Net Investment Income	33,623

Realized Gain/(Loss) on Investments
Net realized loss from investments	(500)

Net Loss on Investments	(500)

Net Increase in Net Assets Resulting from Operations	$33,123

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income	$33,623	$154,996
Net realized loss from investments	(500)	—

Net Increase in Net Assets Resulting from Operations	33,123	154,996

Distributions to Shareholders
Net investment income	(33,123)	(154,780)

Total Distributions	(33,123)	(154,780)

Capital Share Transactions
Proceeds from sales of shares	28,765,288	78,474,993
Reinvestment of distributions	33,123	154,780
Cost of shares redeemed	(59,948,928)	(153,327,833)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(31,150,517)	(74,698,060)

Net Decrease in Net Assets	(31,150,517)	(74,697,844)

Net Assets
Beginning of period	214,475,134	289,172,978

End of period	$183,324,617	$214,475,134

Accumulated Undistributed Net Investment Income Included in Net Assets	$28,454	$27,954

Other Information:
Shares
Sold	28,765,288	78,474,993
Reinvested	33,123	154,780
Redeemed	(59,948,928)	(153,327,833)

Net Decrease	(31,150,517)	(74,698,060)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$1.00	$—	[5]	$—	[5]	$—	[5]	$— [5]	$—	$— [5]
Year Ended 12/31/09	1.00	—	[5]	—		—	[5]	— [5]	—	— [5]
Year Ended 12/31/08[4]	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended 12/31/07[4]	1.00	0.05		—		0.05		(0.05)	—	(0.05)
Year Ended 12/31/06[4]	1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended 12/31/05[4]	1.00	0.03		—		0.03		(0.03)	—	(0.03)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets
$1.00	0.02%		$183,325	0.17%	[7]	0.51%	0.03%	[7]	(0.31)%
1.00	0.06%		214,475	0.38%	[7]	0.54%	0.06%	[7]	(0.10)%
1.00	2.03%	[6]	289,173	0.51%		0.52%	2.00%		1.99%
1.00	4.71%		243,759	0.58%		0.58%	4.61%		4.61%
1.00	4.52%		220,270	0.59%		0.59%	4.45%		4.45%
1.00	2.69%		217,511	0.58%		0.58%	2.60%		2.60%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net asset values and other-per share information have been restated to reflect the stock split.

[5]	Rounds to $0.00 per share.

[6]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[7]	Includes additional subsidies to maintain a minimum yield threshold.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

17

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund. To satisfy this expense limitation, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charges to the Fund or may reimburse expenses incurred by the Fund.

In addition to expenses waived by GIS with respect to the expense limitation, GIS voluntarily waived expenses to maintain a minimum yield threshold for the Fund during the six months ended June 30, 2010. There is no guarantee that the waiver will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$154,780

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund had no permanent book and tax basis differences.

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$27,954

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788
2016	18,099
2017	1,824

Total	$34,858

18

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $183,657,809 and net unrealized appreciation/depreciation was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

24

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Global Natural Resources VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The Statement of Additional Information provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Global Natural Resources VIP Series Commentary

Highlights

•	Natural resources-related shares delivered volatile performance during the first half of 2010, as investors began to reassess their earlier optimism over the pace of the global economic recovery.

•

RS Global Natural Resources VIP Series declined during the six-month period, but nonetheless significantly outperformed the S&P North American Natural Resources Sector Index[3] and outperformed the S&P 500® Index[4].

•

The Fund’s relative performance benefited from stock selection in the energy sector, as well as from individual investments in the owners/producers of gold and precious metals assets. On a negative note, relative returns were dampened by Fund exposure to companies in more industrially sensitive areas of the commodities markets.

Market Overview

Equity markets remained volatile during the first half of 2010, as investors tried to assess the direction and strength of the global economic recovery against a backdrop of high unemployment and excess capacity in the United States, slowing growth in China, and a sovereign debt crisis in Europe. As investors began to fear a double-dip recession, commodities prices weakened across a wide range of industries, negatively impacting the performance of natural resources-related stocks.

Fund Performance Overview

RS Global Natural Resources VIP Series returned -4.12% for the six-month period ended June 30, 2010, significantly outperforming a -9.32% return by the benchmark S&P North American Natural Resources Sector Index, as well as the -6.65% return provided by the S&P 500® Index.

The Fund’s investment philosophy can be best summed up by our mantra, “It is not what you make for investors, but rather what you keep for investors.” This is particularly relevant in the natural resources space, which can be prone to volatility and cyclicality. Our goal is not to maximize short-term returns during periods of rising commodities prices, but to provide investors with long-term capital appreciation alongside prudent risk management during the inevitable periods when the prices of commodities and related shares are in retreat.

This was the case during the most recent period, during which the Fund’s relative performance was aided by both our broad diversification within the natural resources space, as well as by our focus on what we view as high quality, more reasonably priced companies with lower levels of operating leverage. Top performing holdings during this challenging period included gold and precious metals mining companies such as Goldcorp, New Gold, and Agnico-Eagle Mines, as well as electric power producer Calpine and Compass Minerals, a producer of salt, magnesium chloride, and potash specialty fertilizer. In the energy sector, Concho Resources withstood difficult market dynamics to deliver solid positive performance.

On a negative note, several of the Fund’s investments in owners/producers of base metals and other more industrially sensitive commodities were pressured by concerns over weakening economic fundamentals, especially in China. Detractors included Chilean copper mining company Antofagasta and Potash Corporation of Saskatchewan. BHP Billiton and Israel Chemicals also detracted from relative returns.

Earlier in the second quarter, we began to actively reduce exposure to commodities such as iron ore, metallurgical coal, and copper, which we felt were priced too high relative to the marginal cost of supply (the price at which marginal producers earn a reasonable return-on-invested-capital). We reallocated investor capital to provide exposure to commodities stocks that we believed were more reasonably priced relative to long-term trends in marginal supply costs. These included owners/producers of gold, aggregates, and soda ash, as well as underperforming investments in the natural gas area.

Short-term excess capacity and downward pricing pressures in the natural gas market have weighed on recent share price performance of several Fund holdings, including Talisman Energy and Southwestern Energy. Nonetheless, we continue to believe that natural gas prices will eventually move back toward the marginal cost of supply. Indeed, as longer-term value investors, we remain on the lookout for opportunities to purchase the

3

RS GLOBAL NATURAL RESOURCES VIP SERIES

few advantaged owners/producers of commodities, in this case natural gas, when they are temporarily out of favor. We used weakness in May and June to selectively initiate or add back to our targeted copper and bulk producer positions, as we believe stock prices now provide us with a better risk profile.

Outlook

We caution that prices of natural resources and related investments could remain volatile in the near-term, barring any widespread improvement in global demand. At the same time, we remain optimistic on the long-term outlook for natural resources investments. Going forward, we will continue our efforts to expose our investors to the most advantaged natural resource companies across the commodities spectrum, initiating investments when we believe valuations are attractive.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

4

RS GLOBAL NATURAL RESOURCES VIP SERIES

Characteristics

Total Net Assets: $12,974,423

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.49%
Martin Marietta Materials, Inc.	4.65%
Goldcorp, Inc.	4.52%
Occidental Petroleum Corp.	4.20%
Denbury Resources, Inc.	4.08%
Calpine Corp.	4.06%
Praxair, Inc.	3.90%
Compass Minerals International, Inc.	3.80%
Talisman Energy, Inc.	3.76%
Antofagasta PLC	3.65%
Total	42.11%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS GLOBAL NATURAL RESOURCES VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Global Natural Resources VIP Series	7/31/07	-4.12%	21.75%	-4.97%
S&P North American Natural Resources Sector IndexTM 3		-9.32%	13.43%	-7.13%
S&P 500® Index[4]		-6.65%	14.43%	-9.10%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$958.80	$6.31	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 92.9%
Building Materials – 4.6%
Martin Marietta Materials, Inc.		7,111	$603,084

			603,084
Chemical: Diversified – 3.3%
Eastman Chemical Co.		3,170	169,151
FMC Corp.		4,577	262,857

			432,008
Chemicals: Specialty– 5.5%
Israel Chemicals Ltd.	ILS	20,225	210,914
Praxair, Inc.		6,658	505,942

			716,856
Coal – 2.5%
Peabody Energy Corp.		8,140	318,518

			318,518
Copper – 3.7%
Antofagasta PLC	GBP	40,835	473,998

			473,998
Diversified Materials & Processing – 4.4%
BHP Billiton Ltd., ADR		6,170	382,478
Vale S.A., ADR		7,890	192,122

			574,600
Fertilizers – 1.8%
Potash Corp. of Saskatchewan, Inc.		2,720	234,573

			234,573
Gas Pipeline – 2.4%
EQT Corp.		8,720	315,141

			315,141
Gold – 11.0%
Agnico-Eagle Mines Ltd.		7,690	467,398
Barrick Gold Corp.		8,220	373,270
Goldcorp, Inc.	CAD	13,380	585,827

			1,426,495
Insurance: Multi-Line – 1.4%
PICO Holdings, Inc.(1)		6,080	182,218

			182,218
Metals & Minerals: Diversified – 3.8%
Compass Minerals International, Inc.		7,008	492,522

			492,522
Oil Well Equipment & Services – 4.4%
Key Energy Services, Inc.(1)		25,007	229,564
Schlumberger Ltd.		6,130	339,234

			568,798
Oil: Crude Producers – 35.2%
ARC Energy Trust (Units)	CAD	18,250	338,239
Canadian Natural Resources Ltd.		9,770	324,657
Concho Resources, Inc.(1)		8,247	456,306

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Denbury Resources, Inc.(1)		36,192	$529,851
Occidental Petroleum Corp.		7,060	544,679
Oil Search Ltd.	AUD	98,081	451,814
Range Resources Corp.		10,771	432,456
Salamander Energy PLC(1)	GBP	84,763	293,951
Southwestern Energy Co.(1)		18,428	712,058
Talisman Energy, Inc.	CAD	32,286	488,286

			4,572,297
Precious Metals & Minerals – 4.8%
Consolidated Thompson Iron Mines Ltd.(1)	CAD	24,860	169,540
New Gold, Inc.(1)		72,797	450,613

			620,153
Utilities: Miscellaneous – 4.1%
Calpine Corp.(1)		41,378	526,328

			526,328
Total Common Stocks (Cost $11,202,368)			12,057,589

		Principal Amount	Value
Repurchase Agreements – 8.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $1,151,000, due 7/1/2010(2)		$1,151,000	1,151,000
Total Repurchase Agreements (Cost $1,151,000)			1,151,000
Total Investments - 101.8% (Cost $12,353,368)			13,208,589
Other Liabilities, Net - (1.8)%			(234,166)
Total Net Assets - 100.0%			$12,974,423

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.375%	11/15/2039	$1,175,391

Legend:

Foreign-Denominated Security

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — Great British Pound

ILS — Israeli Shekel

ADR — American Depositary Receipt.

8	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$10,626,912	$1,430,677	*	$—	$12,057,589
Repurchase Agreements	—	1,151,000		—	1,151,000
Total	$10,626,912	$2,581,677		$—	$13,208,589

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$13,208,589
Cash and cash equivalents	493
Foreign currency, at value	12,888
Dividends receivable	7,879
Receivable for fund shares subscribed	22

Total Assets	13,229,871

Liabilities
Payable for investments purchased	218,021
Payable for fund shares redeemed	23,703
Payable to adviser	1,713
Payable to distributor	654
Accrued trustees’ fees	158
Accrued expenses/other liabilities	11,199

Total Liabilities	255,448

Total Net Assets	$12,974,423

Net Assets Consist of:
Paid-in capital	$17,520,658
Accumulated net investment loss	(27,205)
Accumulated net realized loss from investments and foreign currency transactions	(5,374,770)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	855,740

Total Net Assets	$12,974,423

Investments, at Cost	$12,353,368

Foreign Currency, at Cost	$12,924

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,504,811
Net Asset Value Per Share	$8.62

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$88,966
Interest	136
Withholding taxes on foreign dividends	(4,866)

Total Investment Income	84,236

Expenses
Investment advisory fees	70,194
Distribution fees	17,549
Professional fees	11,089
Custodian fees	6,285
Shareholder reports	5,053
Administrative service fees	975
Trustees’ fees	362
Other expenses	608

Total Expenses	112,115

Less: Expense/Fee waiver by adviser	(20,863)

Total Expenses, Net	91,252

Net Investment Loss	(7,016)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	179,719
Net realized loss from foreign currency transactions	(830)
Net change in unrealized appreciation/depreciation on investments	(774,286)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	1,317

Net Loss on Investments and Foreign Currency Transactions	(594,080)

Net Decrease in Net Assets Resulting from Operations	$(601,096)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income/(loss)	$(7,016)	$3,863
Net realized gain/(loss) from investments and foreign currency transactions	178,889	(3,033,255)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(772,969)	7,412,348

Net Increase/(Decrease) in Net Assets Resulting from Operations	(601,096)	4,382,956

Capital Share Transactions
Proceeds from sales of shares	3,046,475	6,850,954
Cost of shares redeemed	(3,008,742)	(6,364,712)

Net Increase in Net Assets Resulting from Capital Share Transactions	37,733	486,242

Net Increase/(Decrease) in Net Assets	(563,363)	4,869,198

Net Assets
Beginning of period	13,537,786	8,668,588

End of period	$12,974,423	$13,537,786

Accumulated Net Investment Loss Included in Net Assets	$(27,205)	$(20,189)

Other Information:
Shares
Sold	331,653	923,424
Redeemed	(333,019)	(868,253)

Net Increase/(Decrease)	(1,366)	55,171

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$8.99	$(0.01)	$(0.36)	$(0.37)	$—	$—	$—
Year Ended 12/31/09	5.97	0.01	3.01	3.02	—	—	—
Year Ended 12/31/08	10.75	0.01	(4.79)	(4.78)	—	—	—
Period From 7/31/07[4] to 12/31/07[1]	10.00	(0.08)	0.83	0.75	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$8.62	(4.12)%	$12,974	1.30%	1.60%	(0.10)%	(0.40)%	34%
8.99	50.59%	13,538	1.30%	1.68%	0.03%	(0.35)%	58%
5.97	(44.47)%	8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%
10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]	Ratios for periods less than one year have been annualized, excluding organization and offering costs, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the

15

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The

Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

Pursuant to a written agreement in effect through April 30, 2011, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid during the year ended December 31, 2009, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$(2,895)	$211	$2,684

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$1,511,639
2017	3,092,568

Total	$4,604,207

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $222,143.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was

$12,888,003. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $667,195 and $(346,609), respectively, resulting in net unrealized appreciation of $320,586.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $4,472,655 and $4,301,890, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

22

2010 Semiannual Report

All data as of June 30, 2010

RS Variable Products Trust

•	RS Value VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS VALUE VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Value VIP Series Commentary

Highlights

•

As economic uncertainty weighed on equity market performance during the first half of 2010, the RS Value VIP Series posted a positive return, outperforming the Russell Midcap® Value Index[3], which declined 0.88%.

•

The Fund’s relative outperformance was supported by stock selection, especially in the consumer discretionary, health care, and producer durables sectors. Stock selection in the financial services and energy sectors detracted from relative returns.

Market Overview

Equity markets were volatile during the first half of 2010, as investors tried to assess the strength of the economic recovery. Markets gained some ground in the first quarter, aided by positive corporate earnings news and guarded optimism over the outlook for global economic growth. During the second quarter, however, investors began to reassess their confidence in the sustainability of the economic recovery, as concerns grew over high unemployment, deflation risks, weakening economic growth abroad, and a European debt crisis.

Fund Performance Overview

RS Value VIP Series returned 0.13% in the six-month period ended June 30, 2010, outperforming its benchmark, the Russell Midcap® Value Index, which returned -0.88%.

A top contributor to the Fund during the six month period was KeyCorp, a bank-based diversified financial services company headquartered in Cleveland, Ohio. KeyCorp has the 15th largest branch network in the U.S. and operates over 1,000 banking offices across 15 states. The company offers a full range of traditional retail and commercial banking services, along with a variety of other financial products. KeyCorp’s management has been proactive in identifying problem loans and recognizing losses, while also implementing cost cutting initiatives that should lead to improved returns.

In the producer durables sector, we benefited from our investment in Cummins, a manufacturer of commercial truck engines. Cummins raised its earnings guidance to reflect improved sales trends in its overseas markets, as well as growing demand for more fuel efficient, lower polluting truck engines. In the energy sector, a detractor for the period was Southwestern Energy, which has been pressured by lackluster industrial demand for natural gas.

While the second quarter in particular was difficult for financial services stocks, a number of the Fund’s individual holdings in this area aided relative performance in the six month period. These included regional bank company Marshall & Ilsley Corporation, owner of M&I Bank. Nonetheless, uncertainty over increased banking regulation and the implications of the European debt crisis weighed on the broader range of financial services shares, dampening the performance of bank holding company State Street Corporation, as well as online brokerage company E*Trade Financial. First Horizon National Corp. also held back relative returns.

Despite the recent downward pressure on financial services stocks, we view prospects for increased regulatory oversight favorably, to the extent that these changes may protect consumers and discourage excessive risk-taking at the community and regional bank level. We also believe that improved regulation will serve to eradicate the more marginal, irrational lenders whose activity so negatively affected the credit markets, while at the same time improve risk-adjusted returns for community and regional banks that possess solid underwriting standards and strong deposit franchises. As such, we have used the recent decline in financial services shares to consolidate capital around our highest conviction names, focusing on companies that we believe possess solid capital positions, stable and reliable funding sources, strong management teams, increasing returns-on-capital, and reduced downside risk over our three-year investment horizon.

Outlook

We believe that markets will remain volatile in the near-term as investors grapple with the implications of high levels of public and private debt and the uncertain prospects for global economic growth. Despite these uncertainties, we believe that the Fund is well positioned. Above all, we believe that the strength of our investment team and our value investment process will benefit investors over the long-term.

3

RS VALUE VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2010.

4

RS VALUE VIP SERIES

Characteristics

Total Net Assets: $3,843,288

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Praxair, Inc.	4.82%
Agilent Technologies, Inc.	4.28%
Hasbro, Inc.	4.11%
KeyCorp	3.79%
BorgWarner, Inc.	3.61%
Southwestern Energy Co.	3.57%
Martin Marietta Materials, Inc.	3.43%
Genworth Financial, Inc., Class A	3.26%
Ameriprise Financial, Inc.	3.14%
Advance Auto Parts, Inc.	3.12%
Total	37.13%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS VALUE VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Value VIP Series	7/31/07	0.13%	20.58%	-9.19%
Russell Midcap® Value Index[3]		-0.88%	28.91%	-7.90%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10-6/30/10	Expense Ratio During Period 1/1/10-6/30/10
Based on Actual Return	$1,000.00	$1,001.30	$4.96	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

June 30, 2010 (unaudited)	Shares	Value
Common Stocks – 96.9%
Aerospace – 2.0%
Rockwell Collins, Inc.	1,436	$76,295

		76,295
Asset Management & Custodian – 2.3%
State Street Corp.	2,619	88,575

		88,575
Auto Parts – 3.6%
BorgWarner, Inc.(1)	3,720	138,905

		138,905
Banks: Diversified – 14.1%
Associated Banc-Corp	6,209	76,122
First Horizon National Corp.(1)	9,755	111,697
KeyCorp	18,922	145,510
Marshall & Ilsley Corp.	15,643	112,317
Regions Financial Corp.	14,642	96,345

		541,991
Beverage: Brewers & Distillers – 1.5%
Molson Coors Brewing Co., Class B	1,314	55,661

		55,661
Building Materials – 3.4%
Martin Marietta Materials, Inc.	1,554	131,795

		131,795
Chemicals: Diversified – 3.6%
Eastman Chemical Co.	1,109	59,176
FMC Corp.	1,377	79,081

		138,257
Chemicals: Specialty – 4.8%
Praxair, Inc.	2,437	185,188

		185,188
Coal – 2.1%
Peabody Energy Corp.	2,060	80,608

		80,608
Communications Technology – 2.4%
Comverse Technology, Inc.(1)	11,946	93,179

		93,179
Computer Services, Software & Systems – 3.8%
Symantec Corp.(1)	4,980	69,122
Synopsys, Inc.(1)	3,615	75,445

		144,567
Consumer Services: Miscellaneous – 2.9%
eBay, Inc.(1)	5,724	112,248

		112,248
Diversified Financial Services – 3.1%
Ameriprise Financial, Inc.	3,338	120,602

		120,602
Education Services – 2.3%
Career Education Corp.(1)	3,869	89,064

		89,064

June 30, 2010 (unaudited)	Foreign Currency	Shares	Value
Electronic Entertainment – 3.0%
Activision Blizzard, Inc.		11,143	$116,890

			116,890
Financial Data & Systems – 2.7%
Fidelity National Information Services, Inc.		3,789	101,621

			101,621
Insurance: Life – 5.4%
Aflac, Inc.		2,600	110,942
Prudential Financial, Inc.		1,800	96,588

			207,530
Insurance: Multi-Line – 3.3%
Genworth Financial, Inc., Class A(1)		9,578	125,184

			125,184
Machinery: Engines – 1.6%
Cummins, Inc.		924	60,180

			60,180
Medical & Dental Instruments & Supplies – 2.2%
St. Jude Medical, Inc.(1)		2,389	86,219

			86,219
Oil: Crude Producers – 5.5%
Southwestern Energy Co.(1)		3,550	137,172
Talisman Energy, Inc.	CAD	4,990	75,467

			212,639
Scientific Instruments: Gauges & Meters – 4.3%
Agilent Technologies, Inc.(1)		5,788	164,553

			164,553
Securities Brokerage & Services – 4.0%
E*TRADE Financial Corp.(1)		7,119	84,147
TD Ameritrade Holding Corp.(1)		4,474	68,452

			152,599
Semiconductors & Components – 3.0%
Atmel Corp.(1)		23,968	115,046

			115,046
Specialty Retail – 3.1%
Advance Auto Parts, Inc.		2,389	119,880

			119,880
Toys – 4.1%
Hasbro, Inc.		3,842	157,906

			157,906
Utilities: Miscellaneous – 2.8%
Calpine Corp.(1)		8,384	106,644

			106,644
Total Common Stocks (Cost $3,708,943)			3,723,826

8	The accompanying notes are an integral part of these financial statements.

RS VALUE VIP SERIES

June 30, 2010 (unaudited)	Principal Amount	Value
Repurchase Agreements – 4.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2010, maturity value of $182,000, due 7/1/2010(2)	$182,000	$182,000
Total Repurchase Agreements (Cost $182,000)		182,000
Total Investments - 101.6% (Cost $3,890,943)		3,905,826
Other Liabilities, Net - (1.6)%		(62,538)
Total Net Assets - 100.0%		$3,843,288

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	4/30/2015	$187,272

Legend:

Foreign-Denominated Security

    CAD — Canadian Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$3,723,826	$—	$—	$3,723,826
Repurchase Agreements	—	182,000	—	182,000
Total	$3,723,826	$182,000	$—	$3,905,826

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Assets and Liabilities As of June 30, 2010 (unaudited)
Assets
Investments, at value	$3,905,826
Cash and cash equivalents	116
Foreign currency, at value	498
Due from adviser	8,193
Dividends receivable	1,547

Total Assets	3,916,180

Liabilities
Payable for investments purchased	36,468
Payable for fund shares redeemed	17,898
Payable to distributor	196
Accrued trustees’ fees	28
Accrued expenses/other liabilities	18,302

Total Liabilities	72,892

Total Net Assets	$3,843,288

Net Assets Consist of:
Paid-in capital	$4,289,512
Accumulated net investment loss	(23,431)
Accumulated net realized loss from investments and foreign currency transactions	(437,672)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	14,879

Total Net Assets	$3,843,288

Investments, at Cost	$3,890,943

Foreign Currency, at Cost	$502

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	510,449
Net Asset Value Per Share	$7.53

Statement of Operations For the Six-Month Period Ended June 30, 2010 (unaudited)
Investment Income
Dividends	$13,258
Interest	36
Withholding taxes on foreign dividends	(290)

Total Investment Income	13,004

Expenses
Investment advisory fees	13,827
Custodian fees	11,271
Professional fees	10,572
Shareholder reports	5,401
Distribution fees	4,067
Administrative service fees	196
Other expenses	164

Total Expenses	45,498

Less: Expense/Fee waiver by adviser	(29,231)

Total Expenses, Net	16,267

Net Investment Loss	(3,263)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	64,382
Net realized gain from foreign currency transactions	5
Net change in unrealized appreciation/depreciation on investments	(220,509)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(7)

Net Loss on Investments and Foreign Currency Transactions	(156,129)

Net Decrease in Net Assets Resulting from Operations	$(159,392)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/10	For the Year Ended 12/31/09

Operations
Net investment income/(loss)	$(3,263)	$6,603
Net realized gain/(loss) from investments and foreign currency transactions	64,387	(349,594)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(220,516)	847,247

Net Increase/(Decrease) in Net Assets Resulting from Operations	(159,392)	504,256

Distributions to Shareholders
Net investment income	—	(5,074)

Total Distributions	—	(5,074)

Capital Share Transactions
Proceeds from sales of shares	2,430,149	968,528
Reinvestment of distributions	—	5,074
Cost of shares redeemed	(595,795)	(447,515)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,834,354	526,087

Net Increase in Net Assets	1,674,962	1,025,269

Net Assets
Beginning of period	2,168,326	1,143,057

End of period	$3,843,288	$2,168,326

Accumulated Net Investment Loss Included in Net Assets	$(23,431)	$—

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(20,168)

Other Information:
Shares
Sold	295,775	156,777
Reinvested	—	693
Redeemed	(73,686)	(71,360)

Net Increase	222,089	86,110

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS VALUE VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/10[1]	$7.52	$0.02	$(0.01)	$0.01	$—	$—	$—
Year Ended 12/31/09	5.65	0.06	1.83	1.89	(0.02)	—	(0.02)
Year Ended 12/31/08	9.49	(0.11)	(3.73)	(3.84)	—	—	—
Period From 7/31/07[4] to 12/31/07[1]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$7.53	0.13%	$3,843	1.00%	2.80%	(0.20)%	(2.00)%	31%
7.52	33.42%	2,168	1.00%	4.01%	0.40%	(2.61)%	63%
5.65	(40.46)%	1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%
9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

June 30, 2010 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

For the six months ended June 30, 2010, there were no significant transfers between level 1 and level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally

15

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2010, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

Pursuant to a written agreement in effect through April 30, 2011, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2009, which is the most recently completed tax year, was as follows:

Ordinary Income
$5,074

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$ (321)	$86	$235

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	102,801
2017	369,438

Total	$472,239

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $5,596.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2010, was $3,909,499. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2010, aggregated $174,964 and $(178,637), respectively, resulting in net unrealized depreciation of $(3,673).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,767,187 and $946,131, respectively, for the six months ended June 30, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

17

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 20, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

Date: September 2, 2010

By (Signature and Title)*	/s/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: September 2, 2010